As filed with the Securities and Exchange Commission on July 8, 2011
1940 Act File No. 811-22579

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. __	☐

PARAMOUNT ACCESS FUND
(Exact Name of Registrant as Specified in Charter)

c/o Paramount Access Advisors, LLC
Millennium Tower, Suite 750
15455 N. Dallas Parkway
Addison, Texas 75001
 (Address of Principal Executive Offices)
(888) 995-9985
 (Registrant’s Telephone Number)

Edward Butowsky
Millennium Tower, Suite 750
15455 N. Dallas Parkway
Addison, Texas 75001
(Name and Address of Agent for Service)

Copy to:
Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

PRELIMINARY DRAFT DATED [     ], 2011 SUBJECT TO COMPLETION

Memorandum Number _________

Confidential
Private Placement Memorandum

Common Units
of

Paramount Access Fund

Paramount Access Advisors, LLC
Investment Manager

July 2011

Paramount Access Fund
A Delaware Statutory Trust

TABLE OF CONTENTS

NOTICE	ii

DIRECTORY	1

FUND FEES AND EXPENSES	2

SUMMARY OF TERMS	5

INVESTMENT PROGRAM	21

INVESTMENT POLICIES AND RESTRICTIONS	45

MANAGEMENT/FEES AND EXPENSES	47

BROKERAGE AND CUSTODY	54

THE OFFERING/NET ASSET VALUE	56

CAPITAL ACCOUNTS/ALLOCATION OF NET PROFIT AND LOSS	63

REPURCHASES OF COMMON UNITS	65

OUTSTANDING SECURITIES/CONTROL PERSONS	72

RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST	73

INQUIRIES	89

ANTI-MONEY LAUNDERING COMPLIANCE	90

TABLE OF CONTENTS OF THE SAI	91

i

NOTICE

PARAMOUNT ACCESS FUND (THE “FUND”) IS A DELAWARE STATUTORY TRUST THAT IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”), AS A NON-DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANY.  PARAMOUNT ACCESS ADVISORS, LLC, A TEXAS LIMITED LIABILITY COMPANY (THE “INVESTMENT MANAGER”), IS AN INVESTMENT ADVISER REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE “ADVISERS ACT”) THAT SERVES AS THE INVESTMENT MANAGER TO THE FUND.

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM (THE “PRIVATE PLACEMENT MEMORANDUM” OR “MEMORANDUM”) PROVIDES INFORMATION THAT YOU SHOULD KNOW ABOUT THE FUND BEFORE INVESTING.  YOU ARE ADVISED TO READ THIS MEMORANDUM CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.  ADDITIONAL INFORMATION ABOUT THE FUND CAN BE FOUND IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION (“SAI”), DATED JULY 2011, WHICH HAS BEEN FILED WITH THE SEC.  YOU CAN REQUEST A COPY OF THE SAI WITHOUT CHARGE BY WRITING TO THE FUND, PARAMOUNT ACCESS FUND, MILLENIUM TOWER, SUITE 750, 15455 N. DALLAS PARKWAY, ADDISON, TEXAS 75001 OR BY CALLING THE FUND AT 972-865-2225.  THE SAI IS INCORPORATED BY REFERENCE INTO THIS MEMORANDUM IN ITS ENTIRETY.  YOU CAN OBTAIN THE SAI AND OTHER INFORMATION ABOUT THE FUND ON THE SEC’S WEBSITE AT (http://www.sec.gov).

THE COMMON UNITS OF BENEFICIAL INTERESTS (“COMMON UNITS”) OF THE FUND, WHICH ARE DESCRIBED IN THIS MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS PRIVATE PLACEMENT MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THE COMMON UNITS BEING OFFERED HEREBY HAVE NOT BEEN APPROVED BY THE SEC OR ANY OTHER GOVERNMENTAL AUTHORITY AND NEITHER THE SEC NOR ANY OTHER GOVERNMENTAL AUTHORITY HAS PASSED UPON THE ACCURACY AND ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE COMMON UNITS MAY BE OFFERED OR SOLD ONLY TO PERSONS WHO ARE “ACCREDITED INVESTORS” AS SUCH TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT.  EACH PURCHASER OF COMMON UNITS WILL BE REQUIRED TO REPRESENT AND AGREE THAT THE PURCHASER IS ACQUIRING COMMON UNITS FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO RESELL OR DISTRIBUTE THEM.

THIS PRIVATE PLACEMENT MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF COMMON UNITS IN THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE.  EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

COMMON UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS AND CONDITIONS DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM AND IN THE AGREEMENT AND DECLARATION OF TRUST OF THE FUND.  ALTHOUGH THE FUND MAY OFFER TO REPURCHASE COMMON UNITS FROM TIME TO TIME, COMMON UNITS WILL NOT BE REDEEMABLE AT A HOLDER’S OPTION NOR WILL THEY BE EXCHANGEABLE FOR SECURITIES OF ANY OTHER FUND.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS PRIVATE PLACEMENT MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED BY THE INVESTMENT MANAGER OR ITS AUTHORIZED REPRESENTATIVE FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE COMMON UNITS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS PRIVATE PLACEMENT MEMORANDUM FROM THE INVESTMENT MANAGER OR ITS AUTHORIZED REPRESENTATIVE).

THIS MEMORANDUM IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ORGANIZATIONAL DOCUMENTS OF, AND OTHER DOCUMENTS GOVERNING THE TERMS OF, THE FUND AND THE SUBSCRIPTION AGREEMENT RELATED THERETO, COPIES OF WHICH WILL BE MADE AVAILABLE UPON REQUEST AND WHICH SHOULD BE REVIEWED PRIOR TO SUBSCRIBING FOR COMMON UNITS.  NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THIS OFFERING TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN AS CONTAINED IN THIS MEMORANDUM, AND ANY REPRESENTATION OR INFORMATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ANY OF ITS UNITHOLDERS OR AFFILIATES.  UNLESS OTHERWISE STATED HEREIN, THE INFORMATION CONTAINED IN THIS MEMORANDUM HAS BEEN COMPILED AS OF JULY 2011 FROM SOURCES BELIEVED TO BE RELIABLE.  THE DELIVERY OF THIS MEMORANDUM DOES NOT IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO SUCH DATE.  ALTHOUGH SUCH INFORMATION IS BELIEVED TO BE RELIABLE FOR THE PURPOSES USED HEREIN, NONE OF THE FUND, THE INVESTMENT MANAGER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, MEMBERS, PARTNERS, UNITHOLDERS, AFFILIATES OR AGENTS ASSUMES ANY RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.  SIMILARLY, INTERNAL SURVEYS, FORECASTS OR MARKET RESEARCH, WHILE BELIEVED TO BE RELIABLE, HAVE NOT BEEN INDEPENDENTLY VERIFIED AND NONE OF THE FUND, THE INVESTMENT MANAGER OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OF SUCH INFORMATION.

THE FUND IS EXEMPT FROM REGISTRATION WITH THE COMMODITY FUTURES TRADING COMMISSION AS A COMMODITY POOL OPERATOR PURSUANT TO RULE 4.5 AND THEREFORE, UNLIKE A REGISTERED COMMODITY POOL OPERATOR, IT IS NOT REQUIRED TO DELIVER A DISCLOSURE DOCUMENT AND A CERTIFIED ANNUAL REPORT TO PARTICIPANTS IN THE POOL.

Paramount Access Fund
A Delaware Statutory Trust

DIRECTORY

Principal Office of the Fund:	Paramount Access Fund Millennium Tower, Suite 750 15455 N. Dallas Parkway Addison, Texas 75001 Phone: (972) 865-2225 Fax: (972) 386-9285

Investment Manager:	Paramount Access Advisors, LLC Millennium Tower, Suite 750 15455 N. Dallas Parkway Addison, Texas 75001 Phone: (972) 865-2225 Fax: (972) 386-9285

Auditor:	Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy, Suite 1100 Westlake, OH 44145-1524

Administrator:	J.D. Clark & Co., Inc. 2225 Washington Boulevard, Suite 300 Ogden, Utah 84401-1409

Custodian:	UMB Bank, N.A. 1010 Grand Blvd Kansas City, Missouri 64106

Transfer Agent:	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, Wisconsin 53233

Counsel:	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103

FUND FEES AND EXPENSES

The following table is intended to assist investors in understanding the costs and expenses that a Unitholder in the Fund is expected to bear directly or indirectly.  The expenses associated with investing in the Fund are generally higher than those of other types of funds that do not invest primarily in other investment vehicles because Unitholders also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the Crystal Series and Investment Vehicle levels.  Only funds that are registered as investment companies under the 1940 Act are required to disclose to their investors information regarding the costs associated with such investments and, as such, certain expenses of the Crystal Series or Investment Vehicles in which the Fund (through the Master Fund) invests may not be fully disclosed to the extent these entities are not registered under the 1940 Act.  Defined terms used in this section and in the table below and not otherwise previously defined have the meanings ascribed to them later in this Memorandum.

The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assume the Fund has approximately $25 million assets under management.  For a more complete description of the various fees and expenses of the Fund, see “SUMMARY OF TERMS – Fees and Expenses”.

UNITHOLDER TRANSACTION FEES
Sales Load (as a percentage of the offering price)	None
Maximum Early Repurchase Fee (1)	5.00%
ESTIMATED ANNUAL EXPENSES (as a percentage of net assets attributable to Common Units) (2)

Management Fees (3)	1.00%
Fund Servicing Fees (4)	1.00%
Investor Servicing Fees (5)	1.00%
Interest Expense (6)	None
Acquired Fund Fees and Expenses (7)	4.16%
Other Expenses (8)	1.81%

TOTAL ANNUAL EXPENSES	8.97%

(1)
A Unitholder participating in a tender offer may be subject to a repurchase fee payable to the Fund equal to 5% of the amount repurchased if such Unitholder has been a Unitholder for less than 12 months prior to the valuation date.

(2)
This table summarizes the aggregate expenses of the Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(3)
The Fund does not pay the Investment Manager a Management Fee directly, but the Unitholders bear an indirect share of this fee through the Fund’s investment in the Master Fund. For its services to the Master Fund, the Investment Manager is entitled to a management fee at an annual rate of 1.00% of the Master Fund’s Managed Assets (as defined below), payable monthly in arrears, calculated as of the last Business Day (as defined below) of each calendar month.

(4)
The Fund pays compensation to PAA for fund services in accordance with a fund servicing agreement.  The Fund Servicing Fee for the Fund is payable monthly in arrears at an annual rate of 1.00% of net asset value of the Fund as of the last Business Day of each calendar month.  The Fund Servicing Fees payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of Common Units in the Fund, effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Unitholders.

(5)
“Investor Servicing Fees” represent fees paid to certain unaffiliated brokers, dealers and financial intermediaries for services to investors that are customers of such brokers, dealers or financial intermediaries at an annual rate of up to 1.00% of the capital account balance of each investor serviced by such broker, dealer of financial intermediary.  Such investor servicing fees will be an expense of the Fund and thus will be borne by all Unitholders on a pro rata basis in proportion to each Unitholder’s ownership in the Fund and will decrease the net profits or increase the net losses of the Fund that are credited to Unitholders.

(6)	Neither the Fund nor the Master Fund expects to have any borrowings during its first year of operations. The Fund and the Master Fund will incur interest expense on any borrowings.

(7)
The “Acquired Fund Fees and Expenses” include the Fund’s estimated pro rata share of operating expenses and management and performance-based fees, if any, pursuant to its investments through the Master Fund in the Crystal Series and its investments, either through the Master Fund via the Crystal Series or through the Master Fund directly, in the Investment Vehicles.  These indirect fees and expenses are not paid to the Investment Manager and rather represent the Fund’s cost of indirectly investing in the Crystal Series and the Investment Vehicles.  The costs incurred at the Crystal Series and Investment Vehicle levels will vary but are expected to be as follows:

(a)	Management fees payable to the Crystal Series are currently 1.00% (annualized) of the net asset value of the Master Fund’s investment in the Crystal Series.

(b)
Generally, management fees payable to the Investment Vehicles will range from 1.00% to 2.50% of the net asset value of the Master Fund’s investment, either through the Crystal Series or directly, in the Investment Vehicles and performance-based fees payable to the Investment Vehicles will range from 10.00% to 25.00% of the applicable Investment Vehicle’s net profits.

These fees and expenses are estimates and are based on historic fees and expenses of the Crystal Series and the Investment Vehicles, which may change over time and in turn will significantly affect Acquired Fund Fees and Expenses.  In addition, the Crystal Series and Investment Vehicles held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. These fees are in addition to the Fund’s direct fees and expenses.

(8)
“Other Expenses” are estimated for the Fund based on anticipated expenses (other than the Management Fee) for the first year of the Fund’s operations, including, without limitation, administrative, transfer agency, custodian, accounting and professional fees, investment and operating expenses, expenses in connection with the offering of Common Units, legal expenses, taxes, overhead expenses and other expenses.  “Other Expenses” include direct expenses of the Fund as well as an indirect share of the Master Fund’s anticipated expenses.  The Fund will bear the expenses of the organization of the Fund and the Common Units.  The Fund will amortize its organizational costs over a period of sixty (60) calendar months from the date the Fund commences operations.  For a more complete description of the various fees and expenses of the Fund, see “SUMMARY OF TERMS – Fees and Expenses” and “MANAGEMENT/FEES AND EXPENSES.”

Example

The following example is intended to help you compare the cost of investing the Fund with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$88	$241	$370	$651

The Example is based on the estimated fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses (an indirect expense of Unitholders), as set out in the table above.  The expenses set forth in the Example are not a representation of future expenses and actual expenses may be greater or less than those shown.  Further, a rate of return greater than 5% would increase the dollar amount of the Fund’s pro rata portion of the Management Fee.

SUMMARY OF TERMS

The following Summary of Terms governing an investment in Common Units of the Fund is qualified in its entirety and should be read in connection with the Agreement and Declaration of Trust  (the “Declaration of Trust”).

The Fund
Paramount Access Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust, dated April 28, 2011 (the “Declaration of Trust”).  The Fund will invest substantially all of its assets in Paramount Institutional Access Fund, a Delaware statutory trust (the “Master Fund” and, together with the Fund, the “Funds”).  The Master Fund is a separate closed-end, non-diversified management investment company with the same investment objective as the Fund.  The Master Fund may have investors other than the Fund and may from time to time accept investments from other feeder funds, although currently the only feeder fund investing in the Master Fund is the Fund.  Paramount Access Advisors, LLC (“PAA”), the investment manager to the Master Fund (in such capacity, the “Investment Manager”), provides day-to-day investment management services to the Master Fund.  Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

As described more fully herein, the Master Fund currently intends, but is not required, to invest the majority of its assets in three or more customized series of Crystal Capital Fund Series, LLC.  Crystal Capital Fund Series, LLC is a feeder fund which in turn intends to invest all or part of its assets in Crystal Capital Master Fund, LLC (the Crystal master-feeder structure is collectively referred to herein as the “Crystal Series”).  Each Crystal Series in turn will gain exposure to multiple strategies and/or asset classes principally by investing the majority of its assets in third-party alternative private investment funds, discretionary accounts managed by other money managers, and other funds (including, but not limited to, U.S. or offshore unit investment trusts, open-end and closed-end mutual funds, hedge funds, private equity funds, venture capital funds, advisory accounts, real estate investment trusts, ETFs, or other private alternative or other investment funds) (collectively the “Investment Vehicles”).

Within each Crystal Series, the Investment Manager maintains the discretion to select the specific initial allocation of the Master Fund’s invested capital, as well as to make adjustments to the allocation on an ongoing basis, to Investment Vehicles.  Crystal Series is a multi-series private investment fund organized in Delaware and managed by Crystal Capital Partners, LLC, which is structured to be sub-advised by various portfolio advisers.  Each Crystal Series will be materially different from each other Crystal Series.

While the Investment Manager currently expects that most of the Master Fund’s assets will generally be invested in the Crystal Series (and the Crystal Series will in turn invest the majority of its assets in Investment Vehicles), the Investment Manager also may, to a lesser extent and in its sole discretion, subject to the requirements of this Memorandum, invest and/or trade a portion of the Master Fund’s assets in direct investments in securities (including, but not limited to, exchange traded funds, Standard & Poor’s depositary receipts (SPDRs), and other individual issuers).

Investment Objective
The Fund and the Master Fund’s investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund.  The Fund employs an  investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.

The Fund will seek to achieve capital appreciation through investments, primarily via the Master Fund’s investment in the Crystal Series but also via the Master Fund’s direct investment, in Investment Vehicles of established top-tier portfolio managers with limited capacity for new investment in which allocations are secured by the Fund.

The Fund was designed with the intent of providing investors with diversified exposure to alternative investments in a single investment vehicle.

The Master Fund currently intends to achieve its investment objective principally by investing the majority of its assets in the Crystal Series.  The Investment Manager retains the ability to decide how the Master Fund's assets in the Crystal Series are allocated among the Investment Vehicles.  The Investment Manager may actively shift the Master Fund’s allocations among the Investment Vehicles (via its investment in the Crystal Series or by direct investment in the Investment Vehicles) or choose to remain in the same “mix” of Investment Vehicles for an extended period of time in its sole discretion.  The Investment Manager may generally also consider risk management and capital preservation when allocating assets (although there can be no guarantee such considerations, if any, will ultimately prove to be effective).  In addition, the Master Fund may invest in Investment Vehicles directly, and not through the Crystal Series.

Following due diligence conducted by the Investment Manager, Investment Vehicles are chosen from a universe of prospective Investment Vehicles based on a range of factors including, but not limited to, Investment Vehicles performance records, volatility, risk management, consistency, management stability, investment philosophy, correlation coefficient, and research capabilities.  The Investment Manager is comprised of professionals with over 125 years of combined experience in analyzing markets and investing.  The Investment Manager’s allocation process is informed by a proprietary research and allocation tool known as Integrated Capital Engine (“ICE”).  The Investment Manager believes that this database, in conjunction with a performance measurement and multi-manager allocation system, provides the Investment Manager with a competitive advantage in the effective and prudent allocation of capital among Investment Vehicles.

The Investment Manager generally bases its multi-investment manager approach on the following premises:

(1)           An individual Investment Vehicle’s approach will generally produce good investment performance under certain market conditions and less successful performance under a different set of market conditions.

(2)           No single Investment Vehicles can successfully manage capital using all available markets.  The wide array of markets and collective Investment Vehicles available for investment of liquid assets has meant that different Investment Vehicles may focus on different markets and instruments.

The Investment Manager believes that those clients investing in multiple Investment Vehicles may encounter less volatility than clients with similar objectives using only one Investment Vehicle.  The Investment Manager believes that this result is primarily due to the ability of these clients to diversify among Investment Vehicles and investing strategies.

Although past performance is no guarantee of future results, the Master Fund intends to invest in Investment Vehicles, the managers of which generally have successfully traded in the past over varying market conditions within their individual specializations.

For purposes of the Master Fund’s investment restrictions and its investment limitations under the 1940 Act, the Master Fund will not look through to the underlying investments in the Crystal Series or Investment Vehicles in which the Master Fund invests as these entities are generally not registered under the 1940 Act and are not subject to the Master Fund or the Fund’s investment limitations or the investment limitations under the 1940 Act.

The Investment Manager’s investment policies allow the Investment Vehicles substantial discretion in the allocation and diversification of Fund assets for the purposes of increasing investment returns and/or reducing risk exposure.  The Crystal Series and the Investment Vehicles may invest and trade in a wide range of financial instruments and markets and may pursue a wide variety of investment strategies.  The Crystal Series and the Investment Vehicles are generally not subject to limitations of any kind, including, but not limited to, investment disciplines, capitalizations, investment objective, strategy, tax status, structure, jurisdiction, liquidity, assets under management, length of operations or in the markets in which they can invest (either by location or type, such as foreign or emerging markets).

Notwithstanding the foregoing, the Investment Manager retains broad investment discretion and may change the foregoing practices and policies at any time without notice to Unitholders.

The Investment Manager will not necessarily do any or all of the foregoing in all cases when selecting investments and may use other means in selecting investments without notice to Unitholders.

The Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the investment objectives of the Fund, the Master Fund or any Investment Vehicle will be achieved or that their investment programs will be successful.  In particular, use of leverage, short sales and derivative transactions by Investment Vehicle managers, and limited diversification can, in certain circumstances, result in significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.

Investment Manager
Paramount Access Advisors, LLC, a Texas limited liability company serves as the investment manager to the Master Fund (the “Investment Manager”).  The Investment Manager is the investment manager of the Master Fund and is responsible for the overall investment management of the Master Fund.  Mr. Edward W. Butowsky, the founder of the Investment Manager, has primary responsibility for the day to day investment decisions.  The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Eligible Investors
Common units of beneficial interest (“Common Units”) of the Fund may be offered or sold only to investors who qualify as “Accredited Investors” as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The Investment Manager reserves the right to reject any investor on behalf of the Fund in whole or in part for any reason or for no reason in its sole discretion. The Fund currently does not intend to begin operations until the aggregate capital contributions to the Master Fund, whether directly or through the Fund’s investment in the Master Fund, equals a minimum of $25 million.  However, notwithstanding the foregoing, to the extent permitted by law, the Fund may begin operations, in the sole discretion of the Investment Manager, without receiving any prescribed minimum amount of capital contributions.

The Offering
Common Units are being offered in a private placement to persons who satisfy the suitability standards set forth in this Memorandum.  The minimum initial subscription for the Fund is $25,000.  The minimum subsequent subscription for the Fund is $10,000.  The Fund intends to offer Common Units at closings (each, a “Closing”) on the initial closing date and subsequent closing dates, which are generally expected to occur on the first calendar day of each month, as determined by the Board in consultation with the Investment Manager.  The initial Closing is expected to occur on or about [    ], 2011.

Fees and Expenses
For its services to the Master Fund, the Investment Manager is entitled to a management fee from the Master Fund (the “Management Fee”) at an annual rate of 1.00% of the Master Fund’s Managed Assets (as defined below under “MANAGEMENT - Investment Management Agreement”); payable monthly in arrears, calculated as of the last Business Day of each calendar month.  Although the Fund will not pay any direct investment management or advisory fee, the Fund will bear, as a result of its investment in the Master Fund, its allocable portion of the management fee charged to the Master Fund.   “Business Day” means any day, other than Saturday, Sunday, or a Federal holiday.

The Fund intends to pay compensation to PAA for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). The Fund Servicing Fee for the Fund is payable monthly in arrears at an annual rate of 1.00% of net asset value of the Fund as of the last Business Day of each calendar month.  The Fund Servicing Fees payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of Common Units in the Fund, effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Unitholders.  The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion.  For more information see “FUND SERVICING FEE”.

Prospective investors should note that the Crystal Series and the Investment Vehicles will incur advisory or management fees.  In addition, the Investment Vehicles will incur expenses set forth below (including, but not limited to, performance fees and other expenses similar to many of those discussed herein). The Master Fund (and indirectly the Fund and its Unitholders), as an investor in the Crystal Series and the Investment Vehicles, will be responsible for the payment of its pro rata share of these management fees, performance fees and other fees on its assets invested in the Crystal Series and in any Investment Vehicles.

Management fees payable to the Crystal Series are currently 1.00% (annualized) of the net asset value of the Master Fund’s investment in the Crystal Series.  There currently is no performance-based fees payable to the Crystal Series, however, there is no guarantee that the Crystal Series will not charge performance fees in the future.

Generally, management fees payable to the Investment Vehicles will range from 1.00% to 2.50% of the net asset value of the Master Fund’s investment, either through the Crystal Series or directly, in the Investment Vehicles and performance-based fees payable to the Investment Vehicles will range from 10.00% to 25.00% of the applicable Investment Vehicle’s net profits.

The Fund will also pay investor servicing fees to certain brokers, dealers and other financial intermediaries not affiliated with the Fund for services to investors that are customers of such brokers, dealers or financial intermediaries at an annual rate of up to 1.00% of the capital account balance of each investor serviced by such broker, dealer or financial intermediary.  Such investor servicing fees will be an expense of the Fund and thus will be borne by all Unitholders on a pro rata basis in proportion to each Unitholder’s ownership in the Fund and will decrease the net profits or increase the net losses of the Fund that are credited to Unitholders.

Subscriptions for Common Units of the Fund are not subject to a sales charge imposed by the Fund.  However, brokers, dealers, placement agents and other financial intermediaries may impose sales charges or other fees with respect to subscriptions by their clients for Common Units of the Fund.  Any such sales charges or fees will be in addition to an investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund.

In addition, the Investment Manager will make payments, which may take the form of revenue sharing arrangements, to brokers, dealers, placement agents or other financial intermediaries who initiate sales of Common Units in the Fund Such payments may pose conflicts of interest.  See “RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST.”

The Fund bears the expenses of the organization of the Fund and the offering of Common Units (including, but not limited to, legal and accounting fees, printing costs, travel, “blue sky” filing fees and expenses and out-of-pocket expenses). In general, the Fund’s financial statements will be prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  However, the Fund intends to amortize its organizational expenses over a period of sixty (60) calendar months from the date the Fund commences operations because management of the Fund believes that such treatment is more equitable than expensing the entire amount of the organizational expenses in the Fund’s first year of operation, as is required by GAAP.  The Fund may, however, limit the amount of start-up and organizational expenses that the Fund amortizes so that the audit opinion issued with respect to the Fund’s financial statements will not be qualified.

The Fund bears all costs and expenses directly related to its investment program, including expenses related to transfer agency services, brokerage commissions, custody fees and any withholding or transfer taxes and research related expenses incurred in connection with locating, evaluating and implementing potential investments.  The Fund will also bear certain out-of-pocket costs of the administration of the Fund, including, but not limited to,  trustee fees, accounting, audit and legal expenses, costs of any litigation or investigation involving the Fund’s activities, printing, mailing, costs associated with reporting and providing information to existing and prospective investors, certain other expenses (including travel costs of the Investment Manager personnel) related to the purchase and sale of investments, and any other expenses not expressly agreed to be paid by the Investment Manager.  Such expenses may be significant and potentially exceed the Management Fee. However, the Investment Manager may, in its sole discretion, choose to waive any or all of its Management Fee, absorb any such expenses incurred on behalf of the Fund or reimburse the Fund for any such expenses.

The Fund does not have its own separate employees or office, and it does not reimburse the Investment Manager for salaries, office rent and other general overhead costs of the Investment Manager.  Certain employees of the Investment Manager serve as officers of the Fund.  Any officers or employees of the Investment Manager or any entity controlling, controlled by or under common control with the Investment Manager, who may also serve as officers, Trustees or employees of the Fund or the Master Fund shall not receive any compensation from the Fund or the Master Fund, as applicable, for their services.

Capital Accounts; Allocation of Net Profit and Loss
The Fund will maintain a separate capital account for each Unitholder (including the Investment Manager or any of its affiliates if any of them contributes capital to the Fund).  Each capital account will have an opening balance equal to the Unitholder’s initial contribution to the capital of the Fund and will be increased by the sum of any additional contributions by the Unitholder to the capital of the Fund, plus any amounts of net profit credited to the Unitholder’s capital account as described below.  Each Unitholder’s capital account will be reduced by the sum of the amount paid to the Unitholder on any repurchase by the Fund of Common Units held by the Unitholder, plus the amount of any distributions to the Unitholder, plus any amounts of net loss debited from the Unitholder’s capital account as described below.

Net profit or net loss is allocated among the Unitholders as of the close of each month, at any other time when the Fund receives an additional capital contribution or effects a tender offer or distribution, or at such other times as the Investment Manager may determine.

The net profit or net loss for any fiscal period will reflect (1) the dividends and interest accrued during the period, (2) the net realized gains or losses from the sale or other disposition of investments during the period, (3) the net change in the unrealized appreciation or depreciation of investments during the period (i.e., the difference between the fair market value of each investment at the end of the period compared with either the fair market value at the commencement of the period or, in the case of any investment made after the commencement of the period, the cost) and (4) the expenses of the Fund incurred or accrued during the period.  As of the close of each fiscal period, the net profit or net loss will be allocated pro rata among the capital accounts of the Unitholders in proportion to their percentage interests as of the commencement of the period.  Each Unitholder’s percentage interest as of the commencement of any period is based on the value of the Unitholder’s capital account at such time, in relation to the total value of the Fund’s net assets at such time.

Distributions
Distributions, if any, will be made at the discretion of the Investment Manager. It is anticipated that the Fund will not make periodic distributions to Unitholders, and will instead reinvest any net investment income and net realized investment gains. Additionally, some or all of the Investment Vehicles are not expected to pay distributions.  If a distribution is made, it will be made in proportion to the positive balances of the Unitholders’ capital accounts as adjusted.  Distributions may be made in cash or in kind in the discretion of the Investment Manager.  Unitholders will be liable for tax on their share of the Fund’s income, without regard to whether distributions are made.

Withdrawals and Redemptions; Tender Offers
Unitholders will not have the right to withdraw or tender their interest in the Fund or require the Fund to redeem Common Units.  No public market for Common Units exists, and none is expected to develop in the future.  Consequently, Unitholders may not be able to liquidate their investment other than as a result of tender offers for Common Units by the Fund, as described below.  Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

The Fund may, from time to time, conduct tender offers to repurchase Common Units from Unitholders in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time, but in no event to exceed the repurchase of more than 20% of the net assets of the Fund per quarter or 50% of the interests of the Master Fund per calendar year.  In determining whether the Fund should conduct a tender offer to repurchase Common Units, the Board will consider the recommendations of the Investment Manager as to the timing of such an offer, any liquidity constraints on the Fund’s indirect investments in Investment Vehicles, as well as a variety of operational, business and economic factors.  The Investment Manager currently expects that it will generally recommend to the Board that the Fund conduct tender offers to repurchase Common Units quarterly (subject to the tender limitations discussed above and provided that such tender will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation for U.S. federal income tax purposes).  However, the Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. There is no guarantee that a Unitholder will be able to sell all of the Common Units desired to be sold by such Unitholder in any particular tender offer. If a tender offer is oversubscribed by Unitholders, the Fund may elect to repurchase less than the full amount a Unitholder requests to be repurchased.  In such an event, the Fund may repurchase only a pro rata portion of the Common Units tendered by each Unitholder.  A Unitholder participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5% of the amount requested if such Unitholder has been a Unitholder for less than 12 months prior to the valuation date. See “REPURCHASES OF COMMON UNITS”.

Crystal Series and certain of the Investment Vehicles may require minimum investments or have holding periods and/or other withdrawal, redemption or tender provisions or restrictions (including lock-ups, gates, and side-pockets or designated investments) more restrictive than those of the Fund and the Master Fund.  As a result, such requirements may cause substantial delays in payments to the Fund and therefore in payments to a tendering Unitholder.

Additionally, the Crystal Series and the Investment Vehicles in which the Fund invests (through the Master Fund) may have more restrictive withdrawal or tender limits than the Fund and the Master Fund, in which case the Fund, the Master Fund or Investment Manager in its discretion may subject tenders to the same tender limits, terms and restrictions that the Fund and the Master Fund are subject to with respect to the Fund’s investment (through the Master Fund) in the Crystal Series or Investment Vehicles, as applicable.  The Fund may, but is not obligated to, hold uninvested cash, sell investments or borrow in order to honor tenders.

Transfers
A Unitholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Common Units, including, without limitation, any portion of a Common Unit (such as a right to distributions), to any person (any such transaction, a “Transfer” and any such person, a “Transferee”), except for a Transfer that is effected solely by operation of law pursuant to the death, divorce, bankruptcy or dissolution of such Unitholder or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. No Transfer will be permitted unless the Board concludes that such Transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation for U.S. federal income tax purposes.  Any Transfer made or purported to be made that is in violation of the Fund’s Declaration of Trust shall be void and of no effect.  To the extent any Unitholder or Transferee is purported to have transferred any economic interest in the Fund in violation of the Fund’s Declaration of Trust, the Fund shall not recognize such action and the Board may terminate all or any part of the Common Units of such Unitholder or Transferee at no value or at such value as the Board determines in its sole and absolute discretion and the Unitholder or Transferee will forfeit all or such portion of its capital account in connection with such termination as determined by the Investment Manager in connection therewith.

The Board has delegated its decision making authority on Transfers to officers of the Investment Manager. However, such delegation is subject to revocation by the Board at any time.

Mandatory Tenders
The Declaration of Trust grants the Board the authority to require a Unitholder to tender its Common Units for repurchase by the Fund, without consent or other action by the Unitholder or other person, if the Board in its sole discretion determines that: (i) the Common Units had been transferred to or vested in any person in violation of the Declaration of Trust, (ii) ownership of the Common Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction, (iii) continued ownership of the Common Units by a Unitholder may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Unitholder to an undue risk of adverse tax or other fiscal or regulatory consequences, (iv) any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of Common Units was not true when made or has ceased to be true, or (v) such tender of Common Units would be in the best interest of the Fund, including without limitation in connection with the liquidation or termination of the Fund. See “REPURCHASES OF COMMON UNITS.”

Non-Exclusivity; Allocation of Opportunities
Subject to compliance with the 1940 Act, none of the partners, officers, managers, members, employees or affiliates of the Investment Manager are precluded from engaging in or owning an interest in other business ventures or investment activities of any kind, whether or not such ventures are competitive with the Fund.  The principals of the Investment Manager, as well as the employees and officers thereof and of organizations affiliated with the Investment Manager, may buy and sell securities for their own account or the account of others, but may not buy securities from or sell securities to the Fund.

These arrangements may present conflicts of interest. See “RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST.”

The Investment Manager currently has no other investment accounts other than the Master Fund.  In the event that the Investment Manager acquires additional investment accounts in the future, and the Investment Manager determines that it would be appropriate for the Fund and one or more other investment accounts to participate in an investment opportunity, the Investment Manager will seek to execute orders for all of the participating investment accounts on an equitable basis. See “RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST.”

Leverage
The Crystal Series and the Investment Vehicles generally reserve the right to borrow money, utilize margin, or utilize any financial instruments necessary (including, but not limited to, swaps, options, repurchase agreements, forward contracts, and other derivative instruments) for any purpose, including, but not limited to: (1) leveraging their assets for any purpose, including, but not limited to, enhancing their returns, if any; (2) seeking to hedge the their investments and/or other assets; and (3) making speculative investments.

As registered investment companies, the Fund and the Master Fund may employ leverage through the issuance of senior securities represented by indebtedness, including through bank borrowing by the Fund or the Master Fund or issuance by the Fund or the Master Fund of notes, commercial paper or other forms of debt, through the issuance of preferred interests and through certain portfolio transactions such as  reverse repurchase agreements, dollar rolls, total return and other swaps, and derivative instruments that have characteristics similar to such senior securities or through a combination of the foregoing.

Section 18 of the 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the registered investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness).  In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, the Master Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the asset coverage requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

As a result of any such leverage, the Master Fund through its investment in the Investment Vehicles may generate unrelated business taxable income.  Accordingly, Common Units may not be suitable for charitable remainder trusts and tax-exempt entities, including benefit plan investors.

Fiscal Year	The Fund has a fiscal year ending on June 30, with a taxable year ending on December 31.

Capital Structure
The Fund is authorized to issue an unlimited number of Common Units.  The Common Units have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Units.  Each Unitholder has one vote per Common Unit held by it on all matters subject to approval by the Unitholders. When issued against payment therefor the Common Units will be fully paid and non-assessable.  No person has any liability for obligations of the Fund by reason of owning Common Units, although each person that subscribes for Common Units is liable for the full amount of such subscription in accordance with and subject to the terms of the related Subscription Agreement.

Reports to Unitholders
The Fund furnishes to its Unitholders such tax information as is necessary for each Unitholder to complete federal and state income tax or information returns, along with any other tax information required by law.  A Crystal Series’s or an Investment Vehicle’s delay in providing this information to the Master Fund could delay the Master Fund’s (and, therefore, the Fund’s) preparation of tax information for Unitholders, which might require Unitholders to seek extensions of the time to file their tax returns, or could delay the preparation of the Fund’s annual report. See “RISK FACTORS – INVESTMENT VEHICLES –Access to Information.” The Fund will send to Unitholders an unaudited semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Fund also furnishes quarterly reports reviewing the Fund’s performance for such quarter.

Governance of the Fund
The business operations of the Fund and the Master Fund are managed and supervised under the direction of each of the Fund’s and the Master Fund’s Boards, respectively, subject to the laws of the State of Delaware and each Fund’s Declaration of Trust.   Each Board has the same Trustees and, for purposes of this Memorandum, collectively the Boards are referred to as the “Board.”

Dissolution and Liquidation
The Fund may be dissolved upon approval by the Board without the approval of the Unitholders. Upon the occurrence of any such approval, the Board is charged with winding up the affairs of the Fund, liquidating its assets to the extent feasible and making liquidating distributions (in cash or in securities or other assets, whether readily or not readily marketable) pro rata in accordance with each Unitholder’s capital account balance.

Tax Status
The Fund and the Master Fund intend to operate so that each will be treated as a partnership for U.S. federal income tax purposes. Assuming this will be the case, neither the Fund nor the Master Fund will be subject to U.S. federal income tax, and each Unitholder, in computing its own U.S. federal income tax liability, will be required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction and credit, regardless of whether it has received any distributions from the Fund.  See “ITEM 23. TAX STATUS” in the SAI for a discussion of certain U.S. federal income tax consequences of an investment in the Fund.  Prospective investors are urged to consult their tax advisors regarding an investment in the Fund.

ERISA
Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not, as a matter of law, considered to be assets of any U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) plans invested in the Fund for purposes of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.  Prospective employee benefit plan investors are urged to consult their own legal counsel regarding the possible U.S. federal income tax and ERISA consequences of an investment in the Fund.  See “ERISA Considerations” under “ITEM 23. TAX STATUS” in the SAI.

Amendment of the Declaration of Trust
The Fund was organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust, dated April 28, 2011 (the “Declaration of Trust”).  The Declaration of Trust may be amended by the Board upon the vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.

Notwithstanding the foregoing, the Board may amend the Declaration of Trust without the approval of the Unitholders at any time when a vote of Unitholders is not required by law and as set forth in the Declaration of Trust.

As set forth in the Declaration of Trust, amendment of certain provisions of the Declaration of Trust and the entry into certain transactions by the Fund require approval by the Board followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Common Units of the Fund.

Legal Counsel
Drinker Biddle & Reath LLP serves as legal counsel to the Fund.  No attorney-client relationship exists with such counsel solely as a result of the purchase of Common Units by a Unitholder.  Each potential investor should consult its own legal, tax and other advisers in connection with an investment in the Fund.

Auditors	Cohen Fund Audit Services, Ltd., serves as the Fund’s auditors.

Administrator	J.D. Clark & Co., Inc. serves as Administrator to the Fund.

Regulatory Considerations
The Common Units are not registered under the Securities Act, or any other securities laws, and the Fund does not intend to register Common Units under such laws.  The Common Units are offered in reliance upon the exemption from registration thereunder provided by Section 4(2) thereof and Regulation D promulgated thereunder.  Each prospective purchaser will be required to represent in its Subscription Agreement, among other customary private placement representations, that it is an accredited investor as defined in Regulation D and is acquiring the Common Units for investment purposes only and not for resale or distribution.

The Investment Manager is registered as an investment adviser under the Advisers Act.

INVESTMENT PROGRAM

The Fund and Investment Manager

Paramount Access Fund (the “Fund”) is a non-diversified, closed-end management investment fund that was organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust, dated April 28, 2011 (the “Declaration of Trust”).  The Fund will invest substantially all of its assets in Paramount Institutional Access Fund, a Delaware statutory trust (the “Master Fund” and, together with the Fund, the “Funds”).  The Master Fund is a separate closed-end, non-diversified management investment company with the same investment objective as the Fund.  Paramount Access Advisors, LLC, the investment manager to the Master Fund (the “Investment Manager”), provides day-to-day investment management services to the Master Fund.  Each Fund is registered under the 1940 Act.

The Fund employs an investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a private investment fund in that its Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

Investment Objective

The Fund’s investment objective is capital appreciation.  The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund.  The Fund has the same investment objective as the Master Fund.  The investment objective of the Master Fund is, under normal market conditions, to seek capital appreciation by principally investing the majority of its assets in Crystal Capital Fund Series, LLC.  Crystal Capital Fund Series, LLC is a feeder fund which in turn intends to invest all or part of its assets in Crystal Capital Master Fund, LLC (the Crystal master-feeder structure is collectively referred to herein as the “Crystal Series”).  The Crystal Series will invest the majority of its assets in third-party alternative private investment funds, discretionary accounts managed by other money managers, and other funds (including, but not limited to, U.S. or offshore unit investment trusts, open-end and closed-end mutual funds, hedge funds, private equity funds, venture capital funds, advisory accounts, real estate investment trusts, ETFs, or other private alternative or other investment funds) (collectively the “Investment Vehicles”).  Accordingly, the Investment Manager’s process is principally a “fund of funds of funds” approach.  In addition, the Master Fund may invest in Investment Vehicles directly, and not through the Crystal Series.

The Crystal Series are private investment funds organized in Delaware which issue privately placed interests to eligible investors.  The Crystal Series create segregated series or portfolios, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.  Generally, each portfolio invests in private investment funds and is directed by its own portfolio adviser.

The Investment Manager retains the ability to decide how the Master Fund’s assets in the Crystal Series are allocated among the Investment Vehicles. The Investment Manager may actively shift the Master Fund’s allocations among the Investment Vehicles or choose to remain in the same “mix” of Investment Vehicles for an extended period of time in its sole discretion.  The Investment Manager will seek to achieve capital appreciation primarily through investments in Investment Vehicles of established top-tier portfolio managers with limited capacity for new investment in which allocations are secured by the Master Fund. The Investment Vehicles may opportunistically employ a variety of investment strategies including but not limited to: global macro; relative value; credit and/or distressed investments; equity long/short; emerging markets; credit arbitrage; event driven; managed futures; and other non-traditional strategies (e.g., commodities arbitrage). The Investment Manager may generally also consider risk management and capital preservation when allocating assets (although there can be no guarantee such considerations, if any, will ultimately prove to be effective). See “RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST”.

Following due diligence conducted by the Investment Manager, Investment Vehicles are chosen from a universe of prospective Investment Vehicles based on a range of factors including, but not limited to, Investment Vehicles’ performance records, volatility, risk management, consistency, management stability, investment philosophy, correlation coefficient, and research capabilities.  The Investment Manager is comprised of professionals with over 125 years of combined experience in analyzing markets and investing.  The Investment Manager’s allocation process is informed by a proprietary research and allocation tool known as Integrated Capital Engine (“ICE”).  The Investment Manager believes that this database, in conjunction with a performance measurement and multi-manager allocation system, provides the Investment Manager with a competitive advantage in the effective and prudent allocation of capital among Investment Vehicles.

The Investment Manager generally bases its multi-investment manager approach on the following premises:

(1)
An individual Investment Vehicle’s approach will generally produce good investment performance under certain market conditions and less successful performance under a different set of market conditions.

(2)
No single Investment Vehicles can successfully manage capital using all available markets.  The wide array of markets and collective Investment Vehicles available for investment of liquid assets has meant that different Investment Vehicles may focus on different markets and instruments.

The Investment Manager believes that those clients investing in multiple Investment Vehicles may encounter less volatility than clients with similar objectives using only one Investment Vehicle.  The Investment Manager believes that this result is primarily due to the ability of these clients to diversify among Investment Vehicles and investing strategies.

Although past performance is no guarantee of future results, the Master Fund intends to invest in Investment Vehicles, the managers of which generally have successfully traded in the past over varying market conditions within their individual specializations.

The Investment Manager intends to pursue a strategy where the Master Fund invests, through the Crystal Series, in a relatively moderate number of Investment Vehicles.  The Investment Manager intends to target a mix of Investment Vehicles which the Investment Manager believes exhibit moderate volatility and moderate standard deviation of returns.  The Investment Manager intends to invest in Investment Vehicles that have substantial discretion in the allocation and diversification of their assets for the purposes of increasing investment returns and/or reducing risk exposure.  However, the Investment Manager has broad latitude to shift the commitment of Fund assets among Investment Vehicles, investment styles, industry sectors and individual securities to pursue opportunities as determined in the sole discretion of the Investment Manager.  See “INVESTMENT PROGRAM – Investment Flexibility”.  Accordingly, in selecting any Investment Vehicles or direct investments for investment, the Investment Manager will generally not be subject to any limitations of any kind, including, but not limited to: type, capitalization, style, investment objective, strategy, tax status, structure, jurisdiction, liquidity, assets under management, and length of operations.  Certain investment strategies will involve a high degree of risk.  See “Certain Risks of Investment Vehicles” under “RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST”.

Strategies pursued by the Investment Vehicles may include, but are not limited to:

1.
Global Macro Strategies - investing through long and short positions in any market globally as opportunities emerge, mainly relying on a macro-economic assessment of markets, trends and events. Assessment may be supported by sophisticated macro-economic models but investment decisions ultimately rely on the judgment of the managers of the Investment Vehicles.

2.
Relative Value Strategies - includes identifying and exploiting relative mispricings of related securities.  Typically, these situations exist due to financial stress, a complex capital structure or temporary dislocation in the markets.

3.
Credit and/or Distressed Investment Strategies - this flexible investment strategy is intended to capture investment opportunities as they arise across the capital structure through the purchase or sale of senior secured bank debt, second lien, high yield debt, trade claims, credit derivatives, preferred stock, equity and other similar instruments.  Distressed debt strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations.

4.
Equity Long/Short Strategies - involves taking offsetting “long” and “short” positions in equity securities structured to neutralize the impact of any market movements and thus capture pure security selection skill.  This strategy is often “equitized” by pairing it with exposure to an equity index to produce enhanced index returns.

5.
Emerging Market Strategies - investing in securities of issuers whose primary operations or principal trading market is in an “emerging market.”  Emerging markets include financial securities from institutions which are domiciled in countries outside of G-10 countries.  These securities may be from corporations or from the countries themselves (i.e., sovereign debt securities).

6.
Credit Arbitrage - includes an investment process designed to isolate attractive opportunities in fixed income securities, which may include both senior and subordinated claims as well as bank debt and other outstanding obligations and may seek to take advantage of pricing inefficiencies between the credit sensitive securities of issuers.  These may contain exposure to government, sovereign, equity, convertible or other obligations.  Managers typically employ fundamental credit analysis to evaluate the likelihood of an improvement in the issuer’s creditworthiness.

7.
Event Driven Strategies - includes investing in securities of companies undergoing significant changes in their corporate life-cycle, including bankruptcy, restructuring, merger, acquisition, and spin-off of a division or subsidiary.  Event-driven investing also encompasses merger arbitrage, distressed, and special situations investing.

8.
Managed Futures - refers to an asset class offered by commodity trading advisors (“CTAs”) which may include futures contracts, forward contracts, forward currency contracts, options on futures contracts, spot contracts, swaps and other derivative products, and physical commodities.  Such managers may employ computer driven mechanical strategies or employ discretionary methods.  Such programs generally take long or short positions in futures contracts, such as equity indexes, soft commodities, metals, grains, foreign currencies and government bond futures, amongst other items.

The foregoing list of strategies is only intended to be general in nature; the Investment Manager may select Investment Vehicles that use one and/or more or none of the foregoing or other strategies when seeking the Master Fund’s investment objective.

The Fund’s policy to invest in the Master Fund and the Master Fund’s policy to invest in Investment Vehicles through the Crystal Series are not fundamental investment policies and may be changed by the Board without Unitholder approval.  Additionally, while the Investment Manager currently expects that most of the Master Fund’s assets will generally be invested in Investment Vehicles through the Crystal Series, the Investment Manager may, although it is not required to, in its sole discretion, invest and/or trade a portion of the Master Fund’s assets in direct investments in securities (including, but not limited to, exchange traded funds, Standard & Poor’s depositary receipts (SPDRs), and other individual issuers).  Throughout this Memorandum, references to the Master Fund investing in Investment Vehicles also includes the Master Fund investing in Investment Vehicles through its investment in the Crystal Series.

Investment Flexibility

Notwithstanding the foregoing or any other statement herein, the Investment Manager retains broad investment discretion and may change the foregoing practices and policies at any time without notice to Unitholders.  Except as discussed below under “INVESTMENT POLICIES AND RESTRICTIONS”, the Master Fund will not be subject to specific percentage limitations with respect to any style, security, issuer, or industry.  Accordingly, the Master Fund may, from time to time, invest and/or trade, long and short, a substantial portion of the Fund’s assets into any one of the securities described herein, or any single issuer thereof.  In addition, the Fund and the Master Fund may from time to time, for temporary or defensive or other purposes, invest up to 100% of its assets directly or indirectly in cash, cash equivalents, bank deposits, and/or similar instruments, including short-term high quality obligations of corporate issuers or the United States or other Government (including any agencies or instrumentalities thereof).

Investment Strategies and Related Risks

The Master Fund currently intends, but is not required, to invest the majority of its assets indirectly (through its investment via the Crystal Series or through Investment Vehicles) in investments of all types, including, but not limited to, one or more of the following instruments.  Accordingly, these descriptions of securities should be read to apply to the Master Fund, Crystal Series and Investment Vehicles (collectively, the “Investing Funds”) as applicable.  Investments made by the Investing Funds may not be described below and such investments would be subject to their own particular risks.

The Investment Vehicles are not limited in the markets in which they can invest, the investment strategies they may use and the types of securities they may purchase.  Additionally, the Investment Vehicles are not subject to the investment restrictions of the Master Fund, unless they are registered under the 1940 Act.  The Master Fund will not be limited as to the investments permitted or strategies in effect except as prohibited by the Investment Vehicle.

Equity Securities. The Investing Funds may invest in equity securities. Equity securities fluctuate in value, based on factors affecting individual companies or industries, or based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions.  Prices of equity securities can be volatile and market movements are difficult to predict.  Furthermore, the Investing Funds are generally not subject to a specific percentage limit on any particular industry or issuer.  Price changes may be temporary or last for extended periods.  In addition to, or in spite of, the impact of movements in the overall stock market, the value of an Investing Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.  Furthermore, the prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.  The prices of growth stocks also may fall or fail to appreciate as anticipated by the Investment Manager, regardless of movements in the securities markets.

Convertible Securities.  The Investing Funds may invest in convertible securities.  Convertible securities are bonds, corporate notes, debentures, preferred stocks and other securities that are exchangeable or “convertible” for equity securities of foreign and domestic companies within a particular time period at a specified formula or price.  Companies issue convertible securities that allow the holders to convert their securities to a predetermined amount of equity securities at a discount to the market price at the time of conversion. Convertible securities have several defining characteristics: (1) capital appreciation if the value of the underlying equity security increases; (2) a relatively high yield received from preferred dividend or interest payments as compared to common stock dividends; and (3) a decreased risk of decline in value relative to common stock due to the fixed income nature of certain convertible securities.

Convertible securities are subject to credit and interest rate risk.  When the interest rate rises, the value of such securities may decline.  The interest rate or dividend performance on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount.  In addition, companies may require the convertible securities holders to convert the securities to common stock by “calling the bonds,” a technique known as forced conversion.  Thus, an investment may be subject to additional risk depending on the price at which the convertible security is callable.  Furthermore, the credit risk may be affected by the credit quality of the issuer.  Convertible securities may or may not be rated within the four highest categories by S&P and Moody’s and if not so rated, would not be investment grade. To the extent that convertible securities are rated lower than investment grade or not rated, there would be greater risk as to timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Investing Fund’s holding may occur if the underlying stock is subdivided, additional securities are issued, a stock dividend is declared or the issuer enters into another type of corporate transaction which increases its outstanding securities.

As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. It is possible that the potential for appreciation on convertible securities may be less than that of a common stock equivalent.

Preferred Stock. The Investing Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuers in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Small- and Mid-Cap Issuers. Securities of small- and mid-sized issuers may be subject to greater price volatility than securities of larger issuers.  Investing Funds may, from time to time, emphasize issuers in one or more capitalization ranges based on the portfolio manager’s judgment of where the best market opportunities are.  If an Investing Fund focuses on investments in smaller sized companies its share prices may fluctuate more than that of funds focusing on larger issuers.  The market capitalization ranges used by the Investing Funds will vary from fund to fund.

Commodities.

Futures Contracts.  The Investing Funds may invest in futures contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date.  In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date.  The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s 500 Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument.  Therefore, purchasing futures contracts will tend to increase a manager’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a manager sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Unlike the purchase or sale of portfolio securities, no price is paid or received by a manager upon the purchase or sale of a futures contract. Initially, the manager will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the manager upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a particular manager has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the manager will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the manager has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the manager would be required to make a variation margin payment to the broker.  At any time prior to expiration of the futures contract, the manager may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the manager’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the manager, and the manager realizes a loss or gain.

Options on Futures Contracts.  A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A manager will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above under “Futures Contracts”. Net option premiums received will be included as initial margin deposits.

Options.  The Investing Funds may utilize portfolio management techniques employing options on individual securities, stock indexes, commodities, and any other instruments.  These techniques may include the purchase or sale (write) of call and put options. These options are expected to be used for either risk control or return enhancement purposes including but not limited to where, in the judgment of the Investment Manager, operational constraints make it difficult or not cost effective to assemble individual security positions in the cash markets.  These options may, but need not, be listed on exchanges or traded in established over- the-counter markets.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.  The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions.  The Investing Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Foreign Currency Forward Contracts.  The Investing Funds may invest in foreign currency futures contracts known as “forward contracts.”  They are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in” the U.S. dollar price of a security denominated in a foreign currency that an Investment Vehicle has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency.  Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.  Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Risks of Investing in Commodities.
Risks of Forward Contracts on Securities or Currencies.  The principal risks relating to the use of forwards are: (a) when used for hedging purposes, the possible imperfect correlation between the prices of the forwards and the market value of the securities or currencies in a fund’s portfolio intended to be hedged by the forwards; (b) possible lack of a liquid secondary market for closing out a forwards position; (c) losses on forwards resulting from interest rate or currency movements not anticipated by the fund; and (d) the risk of counterparty default (see below).

Risks of Futures and Options on Futures Trading.  In addition to the risks of trading in futures and options on futures that arise from the leverage and volatility associated with such investments, futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuations limits” or “daily limits.” Under such daily limits, during a single day trading no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent a manager from promptly liquidating unfavorable positions and subject the Investing Fund to substantial losses.

Risks of Imperfect Correlation of Price Changes. The Investing Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund’s other investments.  Accordingly, the Investing Funds may purchase such options and futures contracts for purely speculative and return enhancement, if any, purposes.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Investing Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

Risk of Counterparty Default.  The stability and liquidity of futures contracts, repurchase agreements, swap transactions, forwards and other over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions.  The creditworthiness of firms with which the Investing Funds will enter into futures contracts, repurchase agreements, interest rate swaps, caps, floors, collars or other over-the-counter derivatives will be monitored on an ongoing basis by the Investing Fund.  If there is a default by the counterparty to such a transaction, the Investing Fund will have contractual remedies pursuant to the agreements related to the transaction; however, exercising such contractual rights may involve days or costs which could result in the net asset value of the Investing Fund being less than if the Investing Fund had not entered into the transaction.

Risks of Hedging Transactions.  The Investing Funds may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase, it may not be possible for the manager to hedge against a change or event at a price sufficient to fully protect the Investing Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged may result in a poorer overall performance for the Investing Fund than if the manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the manager may not seek to establish a perfect correlation between such hedging instruments and the portfolio positions being hedged. Such imperfect correlation may prevent the manager from achieving the intended hedge or expose the Investing Fund to additional risk of loss.

Debt Securities. The Investing Funds may invest in fixed-income (debt) securities including bonds, debentures and other debt securities.  Fixed-income securities may have different credit and maturity characteristics and fixed or floating interest rates.  The Investing Funds may focus on investment-grade or non-investment-grade securities or emphasize debt securities with shorter- or longer-term maturities.  In general, fixed-income securities are subject to credit risk and interest rate risk and some are subject to prepayment risk and extension risk.

Credit Risk.  Credit risk is the risk that the issuer of a security might not make interest or principal payments on the security as they become due.  If the issuer fails to pay interest, the Investing Fund’s income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.  A downgrade in an issuer’s credit rating or other adverse credit information about an issuer can reduce the market value of the issuer’s securities.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value.  Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities.  Variable rate debt securities pay interest based on an interest rate benchmark.  When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate.  Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received.  Fluctuations in the market valuations of debt securities may, however, affect the value of the Investing Fund’s assets.

Prepayment Risk.  Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment.  That is the risk that when interest rates fall, the issuer will repay the security prior to the security’s expected maturity, or with respect to certain fixed-income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security’s expected maturity.  The Investing Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.  Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall.  If the Investing Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium.  The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.  Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.  Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Municipal Obligations.  The Investing Funds may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes.  The interest on most of these obligations is generally exempt from regular U.S. federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax.  The two principal classifications of municipal obligations are “notes” and “bonds”.  Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds are generally used to meet longer term capital needs and generally have maturities of more than one year when issued.

U.S. Government Agency Obligations.  A variety of mortgage-related securities are issued by U.S. Government agencies or instrumentalities.  Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities.  The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. Government agency or instrumentality or mortgage loans insured by a U.S. Government agency.

Some mortgage-related securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations (“Ginnie Maes”), are backed by the full faith and credit of the U.S. Government.  Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, “Fannie Mae” bonds issued by Federal National Mortgage Corporation and “Freddie Mac” obligations issued by Federal Home Loan Mortgage Corporation).  Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

In September 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed Fannie Mae and Freddie Mac into conservatorship.  In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship, including entering into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement.  Under those agreements, the U.S. Treasury will seek to ensure that each company maintains a positive net worth.  No assurance can be given that these initiatives will be successful.

U.S. Government Securities.  Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations.  Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”).  Under the STRIPS program, the manager will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.  When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form.  The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and docs not receive any rights to periodic interest (cash) payments.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself.  Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Municipal Securities and Tax Reform Risk.  As the Investing Funds may purchase the debt securities of municipal issuers, changes or proposed changes in U.S. federal income tax laws could impact the value of those securities.  Of particular concern would be large changes in marginal income tax rates or the elimination of the tax exemption for municipal interest income versus currently taxable interest income.  Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the securities.  In addition, the municipal market is a fragmented market that is very technically driven.  There can be regional variations in economic conditions or supply-demand fundamentals.  Municipals essentially cannot be shorted or be the subject of standard repurchase agreements, and any interest or other expenses incurred for their purchase cannot be deducted.  The municipal market is also still predominantly a retail buyer driven market.  For these reasons, it is subject to very different supply-demand fundamentals. Public information in the municipal market is also less available than in other markets, increasing the difficulty of evaluating and valuing securities.  Many bonds in the municipal market are insured by private companies.  Changes in market conditions affecting the bonds insured, the availability of capacity to insure, or the downgrade of any or all of the insurers could have a negative impact on the municipal market and the Fund’s performance.

There is no guarantee that municipal securities will remain free from taxation by the U.S. federal government and the state in which they were issued and that Investing Funds will be able to purchase municipal securities qualifying for tax-exempt treatment by any state.  Changes in state or federal tax law may materially impact the taxation or value of municipal securities.  See also “Risk Factors - Tax Risks of the Fund” below.

 Certain Credit Related, Mezzanine, and Subordinated Debt Investment Risks. When investing in credit related investments, including, but not limited to, subordinated debt instruments, the ability of a manager to influence a portfolio company’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the mezzanine debt or other exercises by a manager of its rights as a creditor.  Accordingly, a manager may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the manager may invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. Debt instruments are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations.  An Investing Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by a manager earlier than expected.

High Yield Debt.  A portion (which may be substantial) of the debt in which the Investing Funds may invest may be rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations.  High yield debt is generally unsecured and may be subordinate to other obligations of the obligor.  The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest.  Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations.  Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity.  High yield debt is often less liquid than higher rated securities.  High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated.  High yield debt has historically experienced greater default rates than has been the case for investment-grade securities.

Rights and Warrants. The Investing Funds may invest in rights and warrants, including warrants acquired together with or attached to other securities.  Rights and warrants may be purchased directly or may be acquired as part of other securities.  Warrants are options to purchase equity securities at a specific price during a specific period of time.  The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security.  Rights are similar to warrants, but normally have a shorter duration.  The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Structured Notes.  The Investing Funds may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes.  The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans.  Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.  Structured notes are treated as Senior Loans.

Variable and Floating Rate Instruments.  Certain of the obligations purchased by the Investing Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.  The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Zero Coupon Bonds.  These securities make no periodic payments of interest, but instead are sold at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality.  The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.  The Investing Fund’s investments, if any, in pay-in-kind, delayed and zero coupon bonds may require it to sell certain securities to generate sufficient cash to satisfy certain income distribution requirements.

Short Sales.  The Investing Funds may enter into short sales of securities in executing its investment strategies.  Short sales are transactions in which the investor sells securities it does not own in anticipation of a decline in the market price of such securities.  A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which securities are purchased to replace those borrowed.  A short sale results in a loss when the price of the security sold short increases.  Any gain is decreased, and any loss is increased, by the amount of any transaction costs that the investor incurs with respect to the borrowed securities.

Short Sales “Against the Box”.  These are short sales of securities that an Investing Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If an Investing Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Investing Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Unregistered Securities.  The Investing Funds may invest in securities which have not been registered under the Securities Act or the blue sky laws of any state, or for which there is no active trading market.

Initial Public Offerings (“IPOs”).  The Investing Funds may invest in IPOs.  Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.  Information about IPO issuers may be difficult to acquire as they may new to the market and have limited operating histories.  The Investing Funds may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.  The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Investing Fund’s portfolio as the Investing Fund’s assets increase (and thus have a more limited effect on the Investing Fund’s performance).

Private Placements, Venture Capital and Other Similar Investments. The Investing Funds may from time to time invest their assets in unregistered securities of public companies and in the securities of private companies for which no or a limited market exists and/or which are restricted as to their transferability under federal or state securities laws.

Investments in private placements and other similar investments all may involve a high degree of business and financial risk that can result in substantial losses.  Furthermore, these assets will be illiquid and difficult to value and a manager may not be able to readily sell such investments or may only be able to sell them at substantial discounts.

Illiquid Securities.  Some of the securities in which the Investing Funds may invest may be illiquid in that the Investing Fund may not be able to dispose of them for a sales price reflecting what the Investing Fund’s manager believes them to be worth.

Arbitrage.  The Investing Funds may have exposure to arbitrage trades which profit from differences in price when the same security is traded on two or more markets.  For example, deal arbitrage trades may be made after the announcement of a merger of two public companies.  Arbitrage may also be used on both the long and short side of the investment equation with respect to the securities of the same issuer.

Depositary Receipts. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Investments in these types of securities involve similar risks to investments in foreign securities.

Foreign Investments.  The Investing Funds may invest in assets located outside the U.S. Such non U.S. investments involve additional risks not involved in domestic investments.  The value of non U.S. investments could be materially adversely affected by inflation, currency devaluation, interest rate changes, exchange rate fluctuations, changes in government policies, more volatile and less liquid capital markets, different infrastructure and business environments, natural disasters, armed conflicts, political or social instability and other developments affecting such countries.  In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies.  Most foreign based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

Exchange Traded Funds (“ETFs”).  ETFs are a type of investment company bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market index.  Investments in ETFs may include Standard & Poor’s Depositary Receipts (SPDRs).  ETFs can be used to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Master Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, Investment Vehicles investing in ETFs also would bear their pro rata portion of the ETF’s expenses, including advisory fees, which the Fund indirectly would bear by investing in the Master Fund which in turn invests in the Investment Vehicles. These expenses would be in addition to the fees and other expenses that the Fund or Investing Funds bear directly in connection with its own operations.

Collateralized Debt Obligations. The Investing Funds may invest in collateralized debt obligations (“CDO”), which include collateralized bond obligations (“CBO”), collateralized loan obligations (“CLO”), collateralized commodity obligations (“CCO”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is typically issued by a trust and is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is typically issued by a trust and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  A CCO is a type of synthetic CDO comprised of a portfolio of commodity trigger swaps that reference a basket of commodity products.

For many CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

Mortgage-Backed Securities and Asset-Backed Securities. The Investing Funds may invest in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”).  These securities may pay fixed, variable, or floating rates of interest, and may include zero-coupon obligations.  Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).  In addition, MBS and ABS may also be subject to call risk and extension risk.  For example, homeowners have the option to prepay their mortgages.  Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).  In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase.  Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.  In either case, a change in the prepayment rate can result in losses to investors.  The same would be true of asset-backed securities, such as securities backed by car loans.

Mortgage Dollar Rolls.  The Investing Funds may also invest in mortgage dollar roll transactions.  In a mortgage dollar roll transaction an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold.  During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold.  It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

New Issues.  The Investing Funds may, from time to time, invest in “new issues” (basically, shares of U.S. initial public offerings or “IPOs”).  The rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) regulate securities firms’ activities related to the sale of new issues to investment funds if “restricted” persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds.  As a result, to comply with FINRA Rules, where the Investment Vehicles participate in new issues, the Investment Vehicles may only invest where restricted persons’ participation in the gains or losses from such investments is limited.  Alternatively, the Investment Vehicles may, in the absolute discretion of the manager of such Investment Vehicle, elect not to participate in new issues.  As a result, all of the Unitholders would be unable to participate in profits attributable to investments in new issues, even where certain Unitholders would not otherwise be so restricted.

Companies With Limited Operating Histories.  The Investing Funds may invest in securities of companies which have limited operating histories or that may not be profitable.  The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the securities related to such companies and the viability of the firms’ operations.

Control Positions.  The Investing Funds may acquire, either alone or with one or more other persons or entities, a large enough percentage of the outstanding stock of a publicly owned company that it would be deemed to have a “control” position under the Securities Exchange Act of 1934 (the “Exchange Act”).  In such an event the manager of the Investing Fund would be subject to certain reporting and disclosure obligations under the Exchange Act, or resale restrictions, and its position may increase the likelihood of the Investing Fund’s manager becoming involved in litigation concerning its holdings in such a company.

Direct and Indirect Investments in Real Estate.  Real estate strategies consist generally of investing in funds that are: (a) registered investment companies or investment managers that invest in real estate investment trusts (commonly known as “REITs”) and (b) private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation or (iii) conventional mortgage loans, participating mortgage loans, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations (“CMOs”).  The investment may be in the U.S. or foreign real estate or real estate-related investments.  Some of the investments may be in “emerging markets” that may offer significant opportunities for capital appreciation and income, but also carry significant risks.

Funds that are private partnerships that invest in real estate typically offer the opportunity to generate attractive returns, but without the liquidity offered by REITs.  These funds will invest in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels.  The funds may invest in raw land, which may be acquired for appreciation or development purposes.  These funds often do not provide their investors with the right to redeem their investment, thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the funds.

Interest Rate Swaps, Caps, Floors and Collars.  The Investing Funds may enter into interest rate swap transactions or purchase or sell interest rate caps, floors or collars in order to obtain the desired exposure to a particular interest rate sector, for the purpose of profiting from interest rate differentials or to protect the value of the Investing Fund’s portfolio from interest rate fluctuations.  Interest rate swaps involve the exchange by the Investing Fund with another party of their respective commitments to make or receive interest payments (e.g., an exchange of floating rate payments for fixed rate payments).  On each payment date under an interest rate swap, the parties net payments owed by each party, and only the net amount is paid by one party to the other.  Swaps may extend over substantial periods of time, and typically call for the making of payments on a periodic basis.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.  A collar is a combination of a cap and a floor, which preserves a certain return within a predetermined range of values.

Repurchase Agreements.  The Investing Funds may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Investing Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date.  When an Investing Fund enters into a repurchase agreement, the seller will generally be required to maintain the value of the securities and other collateral subject to the repurchase agreement, marked to market daily, at not less than an agreed amount.  The Investing Fund’s custodian or other agent will have custody of securities acquired by the Investing Fund under a repurchase agreement.  These agreements will generally be limited to terms of less than one year and collateralized by government securities.  Repurchase agreements may be entered into in conjunction with simultaneous reverse repurchase agreements involving the same securities pursuant to which the Investing Fund obtains part or all of the funds to pay the purchase price under the repurchase agreement.

The use of repurchase agreements by the Investing Funds involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Investing Fund will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Investing Fund’s ability to dispose of the underlying securities may be restricted.Finally, it is possible that the Investing Fund may not be able to substantiate its interest in the underlying securities.  If the seller fails to repurchase the securities, the Investing Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Reverse Repurchase Agreements.  The Investing Funds also may obtain leverage through reverse repurchase agreements whereby they effectively will “borrow” funds by selling their interests in investments to a financial institution for cash and agreeing to repurchase those interests at a specified future date for an amount equal to the sales price plus interest at a negotiated rate.  Although similar in many respects to a secured loan, the reverse repurchase transaction provides for the outright transfer of the securities that are subject to the reverse repurchase agreement from the Investing Fund to the buyer.  As the seller of the securities, the Investing Fund will be subject to the risk that its counterparty may default on its obligation to return those securities upon tender of the repurchase price.  The reverse repurchase agreement generally will apply the concept of set-off of exposure of the counterparties to each other in the event of insolvency or other default.  The occurrence of an event of default will have the effect of accelerating outstanding transactions, converting delivery obligations in respect of the securities to cash sums based on the default market value of the securities, and then netting outstanding amounts to result in a single sum payable from one party to the other.  The counterparty may not be able to discharge any such payment obligation to the Investing Fund.

Securities Lending.  The Investing Funds may lend securities to parties such as broker-dealers or other institutions.  Securities lending allows the Investing Fund to retain ownership of the securities loaned and, at the same time, earn additional income.  The borrower provides the Investing Fund with collateral in an amount at least equal to the value of the securities loaned.  The Investing Fund generally seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, an Investing Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.  These delays and costs could be greater for foreign securities.  If an Investing Fund is not able to recover the securities loaned, the Investing Fund may sell the collateral and purchase a replacement investment in the market.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.  Cash received as collateral through loan transactions may be invested in other securities.  Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Auction Rate Securities.  Auction Rate Securities (“ARS”), are generally considered cash management instruments with intermediate to perpetual maturities.  ARS seek to offer the potential for short-term hold periods.  An “auction” is held for each security at predetermined intervals (for example, every seven days) to reset the dividend/interest rate.  The periodic auctions, which are organized pursuant to certain procedures, seek to provide the opportunity for the ARS to be adjusted to reflect current market conditions.  ARS Issuers include U.S. industrial corporations, utilities, not-for-profit issuers, state and local municipalities, student loan providers, and closed-end funds.

Risks of ARS.  If there are more ARS offered for sale than there are buyers for those ARS in any auction, the auction will fail and existing holders of such ARS will not be able to sell some or all of the ARS for which they have submitted sell orders through the auction.  The relative buying and selling interest of market participants in the ARS and in the auction rate securities market as a whole vary over time, and may be adversely affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the ARS (whether related to credit, liquidity or any other risk), the accounting treatment accorded the ARS, reactions of market participants to regulatory actions or press reports, financial reporting cycles and market conditions generally.  Shifts of demand in response to any of the foregoing factors cannot be predicted and may be short lived or exist for longer periods.

Investment banks that issue ARS and run the auction process for the life of the bond are not legally bound to ensure an orderly market.  A secondary market for ARS may not develop, continue, or be sufficiently liquid for re-sales.  Any auction procedures and transfer requirements may limit the liquidity and marketability of ARS and may not yield a holder thereof the best possible price.  Furthermore, issuers generally have the ability to convert an ARS into a long-term bond, thereby eliminating the auction process and the systematic yield resets.

Commercial Paper and Other Cash Equivalents.  The Investing Funds may invest in commercial paper and other cash equivalent described below.

Commercial Paper.  Commercial paper is short-term, unsecured, promissory notes of domestic or foreign companies that are rated in the three top rating categories of a nationally recognized statistical rating organization.

Bank Obligations.  Bank obligations are securities issued by a commercial bank.

Bankers’ Acceptance.  A banker’s acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.  It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.

Certificates of Deposit.  A Certificate of Deposit is a negotiable interest bearing instrument with a specific maturity.  Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

Demand Instruments.  Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument.  Demand instruments may include variable amount master demand notes.

Time Deposits.  A non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

Credit and Sub-Prime Risks.  Developments in the credit market may have a substantial impact on the companies that Investing Funds invest in, and may in large part affect the success of such companies.  Recent events in the sub-prime mortgage market have caused a decrease in global liquidity and significant dislocations and volatility in the structured credit, leveraged loan and high-yield bond markets, as well as in the wider global financial markets.  Since 2007, the U.S. credit markets have been dealing with the effects of numerous defaults by homeowners on “sub-prime” mortgage loans.  During 2007 and 2008, these defaults had also begun to increase with respect to mortgages considered to be of less credit risk than “sub-prime” mortgages.  Mortgage default rates may continue to increase.  These defaults have not only had a materially adverse impact on the spending power of the borrowers of such defaulted mortgage loans, but have also reduced the value of investment portfolios containing securities affected by such mortgages.  To the extent that such marketplace events are not temporary and continue, this may have an adverse impact on the availability of credit to businesses generally and could lead to an overall weakening of the U.S. and global economies.  Such an economic downturn could adversely affect the financial resources of corporate borrowers and result in the inability of such borrowers to make principal and interest payments on outstanding debt when due.  In the event of such defaults, the companies that the Investing Funds invest in may suffer a partial or total loss of capital loaned to, or invested in, such companies, which could, in turn, have an adverse effect on a manager’s returns.  The sub-prime and credit crisis could cause significant market disruption and may restrict the ability of a manager, or the companies that a manager invests in, to sell or liquidate investments at favorable times or for favorable prices.

Leverage. The Fund and the Investing Funds reserve the right to borrow money, utilize margin, or utilize any financial instruments necessary (including, but not limited to, swaps, options, repurchase agreements, forward contracts, and other derivative instruments) for any purpose, including, but not limited to: (1) leveraging their assets for any purpose, including, but not limited to, enhancing their returns, if any; (2) seeking to hedge their investments and/or other assets; and (3) making speculative investments.  This practice, which is known as “leverage,” is speculative and involves certain risks.  In general, the use of leverage by the Fund and the Investing Funds may increase volatility.  In addition, the use of leverage may subject tax-exempt entities that invest in the Fund to tax on a portion of their share of the Fund’s income and gains.

Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value.  Borrowings to purchase equity securities are typically secured by the pledge of those securities.  The Investing Funds may also finance securities purchases through the use of reverse repurchase agreements with banks, brokers and other financial institutions.  Although leverage will increase investment returns if the Investing Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on the Investing Fund if the Investing Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investing Fund.  In the event that the Investing Fund’s equity or debt instruments decline in value, the Investing Fund could be subject to a “margin call” or “collateral call,” under which the Investing Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of the Investing Fund’s assets, the Investing Fund might not be able to liquidate assets quickly enough to pay off its borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Investing Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Section 18 of the 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness.  This requirement means that the value of the registered investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness).  Any use of leverage does not require the prior consent of the Unitholders.  In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, the Master Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the asset coverage requirement.  These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

The fees paid to the Investment Manager will be calculated on the basis of the Master Fund’s Managed Assets, which include proceeds from leverage.  During periods in which the Master Fund uses leverage, the Management Fee payable to the Investment Manager will be higher than if the Master Fund did not use leverage. Consequently, the Master Fund and the Investment Manager may have differing interests in determining whether to leverage the Master Fund’s assets.

Potential Changes in Investment Approach.  The Fund and the Master Fund reserve the right to alter any investment policy or strategy as deemed appropriate from time to time in their discretion without requiring Unitholder approval and without notice.

THE INVESTMENT OBJECTIVE AND METHODS SUMMARIZED ABOVE REPRESENT THE INVESTMENT MANAGER’S CURRENT INTENTIONS.  DEPENDING ON CONDITIONS AND TRENDS IN THE SECURITIES MARKETS AND THE ECONOMY IN GENERAL, THE FUND AND THE MASTER FUND MAY PURSUE ANY OBJECTIVE AND THE INVESTMENT MANAGER MAY EMPLOY ANY INVESTMENT TECHNIQUES OR PURCHASE ANY TYPE OF SECURITY ON BEHALF OF THE FUND AND THE MASTER FUND THAT IT CONSIDERS APPROPRIATE AND IN THE BEST INTERESTS OF SUCH FUND WHETHER OR NOT DESCRIBED IN THIS SECTION, SUBJECT TO THE RESTRICTIONS SET FORTH BELOW UNDER “INVESTMENT POLICIES AND RESTRICTIONS.” THE FOREGOING DISCUSSION INCLUDES, AND IS BASED UPON, NUMEROUS ASSUMPTIONS AND OPINIONS OF THE INVESTMENT MANAGER CONCERNING WORLD FINANCIAL MARKETS AND OTHER MATTERS, THE ACCURACY OF WHICH CANNOT BE ASSURED.  THE FUND’S AND THE MASTER FUND’S INVESTMENT OBJECTIVE IS CONSIDERED NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD WITHOUT THE APPROVAL OF UNITHOLDERS.  THERE CAN BE NO ASSURANCE THAT THE FUND’S OR THE MASTER FUND’S INVESTMENT STRATEGY WILL ACHIEVE PROFITABLE RESULTS.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund and the Master Fund are each registered as a non-diversified, closed-end management investment company under the 1940 Act.  The investment policies and restrictions set forth in this section will apply to each Fund.

Fundamental Investment Restrictions

The following investment restrictions will be considered fundamental, meaning that such restrictions cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund.  A majority of the outstanding voting securities of the Fund is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s Common Units present at a meeting, if the holders of more than 50% of the Fund’s outstanding Common Units are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding Common Units.  Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  These restrictions provide that the Fund shall not:

1.           borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

2.           underwrite securities of other issuers, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act, when reselling securities held in its own portfolio.

3.           invest more than 25% of total assets in the securities, other than U.S. Government securities or other cash equivalents, of issuers in one industry, except that the Master Fund and the Fund, through the Master Fund, may invest substantially all of its investable assets in one or more Investment Vehicles. For purposes of this investment restriction, the Investment Vehicles are not considered part of any industry or group of industries. The Master Fund and the Fund, through the Master Fund, may invest in Investment Vehicles that may concentrate their assets in one or more industries.

4.           invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.           make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

6.           issue senior securities, except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

None of the Fund’s fundamental investment restrictions prevent the Fund from investing substantially all of its assets in the securities of another registered investment company (in a master-feeder structure) with the same investment objective as the Fund.  The Fund will invest substantially all of its investable assets in the Master Fund, which has the same investment objective as the Fund.  The Master Fund has adopted the same fundamental investment restrictions as the Fund; changing these restrictions will require the approval of a majority of the outstanding voting securities of the Master Fund.  If the Fund were to withdraw from the Master Fund and invest its assets directly, the Fund’s fundamental investment restrictions would apply directly to the Fund’s investments (or any account consisting solely of Fund assets).

The Fund’s and the Master Fund’s fundamental investment restrictions do not apply to the activities and transactions of the Investment Vehicles in which the assets of the Master Fund are invested.  In applying the fundamental investment restrictions, certain investment limitations and other policies described in this Memorandum, the Fund and the Master Fund will not aggregate their investments and transactions with those of the underlying Investment Vehicles.  Therefore, with respect to Investment Vehicles, the Fund and the Master Fund will not “look through” to the investments and transactions of the Investment Vehicles.  In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this Memorandum, will not constitute a deviation from the restriction or policy.

Except as otherwise indicated, the Fund and the Master Fund may change their investment objectives and any of their policies, restrictions, strategies, and techniques if the respective Board believes doing so is in the best interests of the Fund, the Master Fund and the Unitholders.

MANAGEMENT/FEES AND EXPENSES

Board of Trustees

The business operations of the Fund and the Master Fund are managed and supervised under the direction of the Fund’s Board and the Master Fund’s Board, respectively, subject to the laws of the State of Delaware and each Fund’s Declaration of Trust.  Each Board has the same Trustees and, for purposes of this Memorandum, collectively the Boards are referred to as the “Board.”

The Board has overall responsibility for the management and supervision of the business affairs of the Fund and the Master Fund on behalf of the Fund and the Master Fund’s Unitholders, including the authority to establish policies regarding the management, conduct and operation of the Fund and the Master Fund’s businesses.  The officers of the Fund and the Master Fund, respectively, conduct and supervise the daily business operations of the applicable fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or the Master Fund or to hold interests therein. A majority of Trustees of the Board are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Trustees”).

Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.  A Trustee may resign upon written notice to the other Trustees, and may be removed either by (i) the vote of at least two-thirds of the Trustees not subject to the removal vote or (ii) the vote of Unitholders holding not less than two-thirds of the total number of votes eligible to be cast by all Unitholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees then serving have been elected by the Unitholders. The Board may call a meeting of the Unitholders to fill any vacancy in the position of Trustee, and must do so if the Trustees who were elected by the Unitholders cease to constitute a majority of the Trustees then serving on the Board.

As compensation for their services to the Fund, each Independent Trustee will receive an annual fee, prorated for periods of service shorter than one year, as well as fees for attending in person meetings and telephonic meetings of the Board or a committee of the Fund.  The Fund will also pay each Independent Trustee for all reasonable out-of-pocket expenses incurred by such Trustee in attending each meeting.

“ITEM 18.  MANAGEMENT” in the SAI identifies the Trustees and officers of the Fund and the Master Fund and provides more information about them.

The Investment Manager

           The Investment Manager of the Master Fund is Paramount Access Advisors, LLC, a Texas limited liability company, whose principal business address is Millennium Tower, Suite 750, 15455 N. Dallas Parkway, Addison, Texas 75001.  Although the Investment Manager is a newly registered investment adviser, Mr. Butowsky, the Founder, Portfolio Manager and Chief Executive Officer of the Investment Manager has been in the financial services industry for over 22 years and makes all management and investment decisions on behalf of the Master Fund, subject to the supervision of the Board.  The Investment Manager, subject to approval by the Board, has the authority to appoint officers to assist in the day-to-day management of the Master Fund’s operations.

Trustee and Fund Officer/Portfolio Manager Biographies

[Information on Independent Trustees to be filed by amendment].

Edward W. Butowsky – Trustee, Founder, Portfolio Manager and Chief Executive Officer

Mr. Butowsky is a Trustee of the Fund and Master Fund, and the Chief Executive Officer of the Investment Manager and will have primary responsibility for the Fund’s and the Master Fund’s investment decisions.  Mr. Butowsky is an internationally recognized expert in the investment wealth management industry.  Mr. Butowsky has been in the financial services industry for over 22 years.  Mr. Butowsky started his career with Morgan Stanley and was a Senior Vice President in the Private Wealth Management Group.  In his 18 years at Morgan Stanley, Mr. Butowsky was the firm’s top producer nationally as well as the first advisor to surpass one billion dollars in assets under management.  He was also recognized as a member of both the Chairman’s Club and the Equity Club. Mr. Butowsky is a frequent guest on CNN, ABC, CBS, NBC, Fox Business News, FOX News Channel, and Bloomberg TV, discussing wealth management, economics, and other subjects that are of interest, timely, and related to the finance/investments world.  Ed has lectured at Yale University, NYU Stern School of Business, and SMU Cox School of Business, and speaks around the country to financial advisors on how to properly manage portfolios. Mr. Butowsky is also the originator of the CHIP score.  The CHIP score is the first metric designed to properly and effectively evaluate and score a portfolio’s strength based on all elements that attribute to portfolio performance: rate of return, risk, inflation, taxes, management fees, and investment fees.

“ITEM 21.  PORTFOLIO MANAGER” in the SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of Common Units in the Fund.

Investment Management Agreement

The Investment Manager acts as the investment manager to the Master Fund pursuant to an investment management agreement (the “Investment Management Agreement”).  Pursuant to the Investment Management Agreement, (i) the Master Fund has agreed to pay the Investment Manager a management fee at an annual rate equal to 1.00% of the Master Fund’s Managed Assets, payable monthly in arrears, calculated as of the last Business Day of each calendar month (the “Management Fee”).  “Business Day” means any day, other than Saturday, Sunday, or a Federal holiday.  Although the Fund will not pay any direct investment management or advisory fee, the Fund will bear, as a result of its investment in the Master Fund, its allocable portion of the Management Fee charged to the Master Fund.   The Management Fee will be borne by each investor on a pro rata basis in proportion to its ownership in the Fund. “Managed Assets” means the total assets of the Master Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to leverage, including, without limitation, leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Master Fund’s investment objective and policies, and/or (iv) any other means.  Because Managed Assets include proceeds from leverage, the Management Fee payable to the Investment Manager will be higher during periods in which the Master Fund uses leverage than if the Master Fund did not use leverage.  Consequently, the Master Fund and the Investment Manager may have differing interests in determining whether to leverage the Master Fund’s assets.

The Investment Management Agreement was approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on [   ].  The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) the Board or (ii) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not (A) parties to the Investment Management Agreement or (B) “interested persons” (as defined in the 1940 Act) of any party to the Investment Management Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by either party, which notice can be waived by the non-terminating party.  The Master Fund may terminate the Investment Management Agreement by action of the Board or by a vote of a majority of the Master Fund’s outstanding voting securities (accompanied by appropriate notice).  The Investment Management Agreement will terminate automatically upon “assignment” (as defined under the 1940 Act).  The Investment Management Agreement will provide that the Investment Manager will not be liable for any loss sustained by the Master Fund, the Fund or the Unitholders, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

Although the Investment Manager intends to devote such time and effort to the business of the Master Fund as is reasonably necessary to perform its duties to the Master Fund, the services of the Investment Manager are not exclusive, and the Investment Manager provides similar services to other clients and may engage in other activities.

A discussion regarding the basis for the Master Fund Board’s initial approval of the Investment Management Agreement will be available in the Fund’s and the Master Fund’s first annual or semi-annual report to Unitholders.  The basis for the Master Fund Board’s subsequent continuations of the Investment Management Agreement will be provided in the Fund’s and the Master Fund’s annual or semi-annual reports to Unitholders for the periods during which such continuations occur.

Code of Ethics

The Fund, the Master Fund and the Investment Manager have each adopted a code of ethics (the “Codes of Ethics”), which complies with the requirements of Rule 17j-1 under the 1940 Act.  The Codes of Ethics are designed to prevent affiliated persons of the Fund, the Master Fund and the Investment Manager from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds.  The Codes of Ethics permit personnel subject to the applicable Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls.  The Fund and the Master Fund each will file a copy of its Code of Ethics with the SEC and the Code of Ethics will be available to be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Fund’s Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, by electronic request, after paying a duplicating fee, at the following e-mail address publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting

The Board has delegated the voting of proxies for Master Fund securities to the Investment Manager pursuant to the Investment Manager’s proxy voting policies and procedures.  The Investment Manager has adopting voting policies and procedures to guide its exercise of this responsibility on behalf of the Master Fund, the Fund and its other clients.  Under these policies and procedures, the Investment Manager will vote proxies related to Master Fund securities in the best interests of the Master Fund, the Fund and Unitholders.  A copy of the Investment Manager’s proxy voting policies and procedures is available upon request.  Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available on the SEC’s website at http://www.sec.gov.

Duty of Care; Indemnification

The Declaration of Trust provides that the Trustees and officers of the Fund are not liable to the Fund or the Unitholders for any loss or damage in the absence of bad faith, willful misfeasance, gross negligence or reckless disregard for such person’s duties.  Pursuant to the Declaration of Trust, the Fund shall indemnify, to the fullest extent authorized, and in the manner permitted by applicable federal law and Delaware General Corporation Law, each person who at any time serves as a Trustee, investment adviser or officer of the Trust.

Fees And Expenses

The Fund is responsible for the following fees and expenses:

1.
Fund Servicing Fee.  The Fund intends to pay compensation to PAA for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). The fund servicing fee (“Fund Servicing Fee”) for the Fund is payable monthly in arrears at an annual rate of 1.00% of the net asset value of the Fund as of the last Business Day of each calendar month.  The Fund Servicing Fee payable to the Servicing Agent will be borne pro rata by all Unitholders before giving effect to any repurchase of Common Units in the Fund, as applicable, effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Unitholders.  The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fees in its sole discretion.  The Servicing Agent may delegate some or all of its servicing responsibilities to one or more service providers.  The Servicing Agent may delegate and any such service provider will provide customary services, including some or all of the following: (1) assisting the Fund in administering repurchases; (2) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Unitholder services; (3) as agreed from time to time with the Board in accordance with Rule 38a-1 under the 1940 Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (4) assisting the Fund in providing or procuring accounting services for the Fund and Unitholder capital accounts; (5) assisting in the administration of meetings of the Board and its committees and the Unitholders; (6) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Unitholders and the Fund; (7) assisting in arranging for, at the Fund’s expense, the preparation of all required tax returns; (8) periodically reviewing the services performed by the Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (9) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund’s custody, administration and escrow agreements; (10) providing information and assistance as requested in  connection with the registration of the Fund’s Common Units in accordance with state securities requirements; (11) providing assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund’s independent accountants; and (12) supervising other aspects of the Fund’s operations and providing other administrative services to the Fund.

2.
Organizational Expenses. The Fund bears the expenses of the organization of the Fund and the offering of Common Units (including legal and accounting fees, printing costs, travel, “blue sky” filing fees and expenses and out-of-pocket expenses). In general, the Fund’s financial statements will be prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  However, the Fund intends to amortize its organizational expenses over a period of sixty (60) calendar months from the date the Fund commences operations because management of the Fund believes that such treatment is more equitable than expensing the entire amount of the organizational expenses in the Fund’s first year of operation, as is required by GAAP.  The Fund may, however, limit the amount of start-up and organizational expenses that the Fund amortizes so that the audit opinion issued with respect to the Fund’s financial statements will not be qualified.

3.
Fees and Expenses of Crystal Series and Investment Vehicles.  Prospective investors should note that the Crystal Series and the Investment Vehicles will incur advisory or management fees and expenses set forth below (including, but not limited to, performance fees and other expenses similar to many of those discussed herein). The Master Fund (and indirectly the Fund and its Unitholders), as an investor in the Crystal Series, will be responsible for the payment of its pro rata share of these management fees and performance fees based on its assets invested in the Crystal Series and in any Investment Vehicles. Management fees payable to the Crystal Series is currently 1.00% (annualized) of the net asset value of the Master Fund’s investment in the Crystal Series.  There will be no performance-based fees payable to the Crystal Series.  Generally, management fees payable to the Investment Vehicles will range from 1.00% to 2.50% of the net asset value of the Master Fund’s investment, either through the Crystal Series or directly, in the Investment Vehicles and performance-based fees payable to the Investment Vehicles will range from 10.00% to 25.00% of the applicable Investment Vehicle’s net profits.

4.
Investor Servicing Fees.  The Fund will also pay investor servicing fees to certain brokers, dealers and other financial intermediaries not affiliated with the Fund for services to investors that are customers of such brokers, dealers or financial intermediaries at an annual rate of up to 1.00% of the capital account balance of each investor serviced by such broker, dealer or financial intermediary.  Such investor servicing fees will be an expense of the Fund and thus will be borne by all Unitholders on a pro rata basis in proportion to each Unitholder’s ownership in the Fund and will decrease the net profits or increase the net losses of the Fund that are credited to Unitholders.

5.
Sales of Fund Shares.  The Investment Manager and the Fund may make payments to sellers of Common Units in the Fund who also may charge fees to investors directly.  The Fund currently intends to hire several placement agents to sell Common Units.  Making payments to an affiliate of the Investment Manager may pose conflicts of interest. See “RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST.”

6.
Fees Associated with the Fund’s Investment Program.  The Fund bears all costs and expenses directly related to its investment program, including, but not limited to, expenses related to transfer agency services, brokerage commissions, custody fees and any withholding or transfer taxes and research related expenses incurred in connection with locating, evaluating and implementing potential investments.

7.
Service Provider and Other Fees. The Fund will also bear certain out-of-pocket costs of the administration of the Fund, including, but not limited to, Trustee fees, accounting, audit and legal expenses, costs of any litigation or investigation involving the Fund’s activities, printing, mailing, costs associated with reporting and providing information to existing and prospective investors, certain other expenses (including travel costs of the Investment Manager personnel) related to the purchase and sale of investments, and any other expenses not expressly agreed to be paid by the Investment Manager.  Such expenses may be significant and potentially exceed the Management Fee. However, the Investment Manager may, in its sole discretion, choose to waive any or all of its Management Fee, absorb any such expenses incurred on behalf of the Fund or reimburse the Fund for any such expenses. The Fund does not have its own separate employees or office, and it does not reimburse the Investment Manager for salaries, office rent and other general overhead costs of the Investment Manager.  Certain employees of the Investment Manager serve as officers of the Fund.

Administrator

J.D. Clark & Co., Inc., a Utah corporation, is the Administrator for the Fund.  The Administrator’s principal place of business is located at 2225 Washington Boulevard, Suite 300, Ogden, Utah  84401-1409.

Pursuant to an Administration Agreement to be entered into between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible for, among other things: (i) maintaining the register of Unitholders of the Fund and processing the contributions for Units of the Fund; (ii) processing tenders from the Fund; (iii) keeping books and records of the Fund; (iv) calculating the capital account balances of the Unitholders of the Fund; and (v) performing other services necessary in connection with the administration of the Fund.  The Administrator shall have no obligation to review, monitor or otherwise ensure compliance by the Fund with the investment policies, restrictions or guidelines applicable to it or any other term or condition of the Fund’s offering document(s).  The Administrator is a service provider to the Fund and is not responsible for the preparation of this document or the activities of the Fund and therefore accepts no responsibility for any information contained in this document.

The Administration Agreement provides that the Administrator shall not, in the absence of the Administrator’s negligence, fraud, willful misconduct or default, be liable to the Fund for any loss or damage which the Fund or the Unitholders may sustain or suffer as the result of or in the course of the discharge of its duties.  The Fund shall indemnify and hold harmless the Administrator against all losses, liabilities, costs, expenses, obligations, damages, penalties, actions, judgments, suits, or disbursements of any kind (including reasonable legal and accounting expenses) (other than those resulting from the negligence, fraud or willful misconduct of the Administrator) which may be incurred by the Administrator or which may be made against the Administrator in respect of the same sustained or suffered by any third party, resulting from the negligence, fraud or willful misconduct of the Fund or its agents in connection with their obligations under the Administration Agreement.

The Fund pays the Administrator a monthly fee up to an annual rate of 0.09% out of Fund assets, based upon the size of the Fund, and having regard to the Administrator’s standard schedule for providing similar services.  In addition, the Fund will pay a technology services fee, financial statement preparation fee, regulatory administration fee, treasury services fee and certain out of pocket expenses to the Administrator.

The Administration Agreement may be terminated, among other things, after the one year anniversary of the effective date of the agreement without penalty by either of the parties upon not less than 60 days’ written notice prior to the end of the initial term, and thereafter, without penalty by either of the parties upon not less than 60 days’ written notice prior to any one-year renewal term, or at any time without such notice if (i) the Administrator or the Fund commit a breach of their obligations under the Administration Agreement and the Administrator or the Fund fail to remedy the breach with 30 days, (ii) the Administrator or the Fund shall go into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved in writing by the Administrator or the Fund, as applicable), or (iii) a receiver of any of the assets of the Administrator or the Fund is appointed.

BROKERAGE AND CUSTODY

Brokerage Arrangements

Subject to the oversight of the Board, the Investment Manager is responsible for decisions to buy and sell securities for the Master Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.  It is the policy of the Investment Manager to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Manager.  In selecting broker/dealers and in negotiating commissions, the Investment Manager will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

The Master Fund currently does not engage in any soft dollars arrangements, but if in the future the Master Fund decides to engage in such practices, it will abide by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).

Were the Master Fund to enter into in a soft dollar arrangement, the Investment Manager would consider investment and market information and other research, such as economic, securities and performance measurement research in selecting brokers, as well as the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility provided by such brokers.  Accordingly, the commissions charged by any such broker could be greater than the amount another firm might charge if the Investment Manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Manager or to the Master Fund.  The Investment Manager believes that the research information received in this manner provides the Master Fund, and therefore the Fund, with benefits by supplementing the research otherwise available to the Investment Manager.

The Investment Manager seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Master Fund.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Master Fund.  In making such allocations between the Master Fund and other advisory accounts, the main factors considered by the Investment Manager are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Master Fund and such other accounts and funds.

The Fund and the Master Fund recognize that an affiliated broker-dealer (i) may act as a regular broker so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by a Fund; and (iii) may effect portfolio transactions for each of the Funds only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the 1940 Act or other securities laws for determining the permissible level of such commissions.  Making payments to an affiliate of the Investment Manager may pose conflicts of interest. See “RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST.”

Custody

The Fund and Master Fund have entered into custody arrangements with a qualified custodian in accordance with the requirements of the 1940 Act.  The Fund’s and the Master Fund’s securities and other assets will held in the custody of UMB Bank, N.A. (the “Custodian”).  The Fund and Master Fund are eligible for insurance coverage against loss with respect to assets held in the custody of the Custodian in the event of the bankruptcy or liquidation of the Custodian to the same extent as the Custodian’s other customers.  The Custodian’s principal address is 1010 Grand Blvd., Kansas City, MO 64106.

THE OFFERING/NET ASSET VALUE

The Offering

Common Units are being offered in a private placement to persons who satisfy the suitability standards set forth in this Memorandum.  The minimum initial subscription for the Fund is $25,000.  The minimum subsequent subscription for the Fund is $10,000.  From time to time, the Board, in its discretion and in consultation with the Investment Manager, may reduce the minimum initial and/or subsequent subscription amounts or accept initial or subsequent subscriptions for less than the then applicable minimum initial or subsequent subscription amount.  The investor must submit a completed subscription agreement (“Subscription Agreement”) and any other required documentation before the subscription date, which must be received by the Fund at least five Business Days prior to the intended effective Closing (as defined below).  Subscriptions are payable in full at least three Business Days prior to the intended effective Closing (as defined below).  Any interest earned on such subscription amounts prior to the date of Closing (as defined below) will accrue to the benefit of the Fund.

The Fund intends to offer Common Units at closings (each, a “Closing”) on the initial closing date and subsequent closing dates, which are generally expected to occur on the first calendar day of each month, as determined by the Board in consultation with the Investment Manager.

Each investor’s subscription will be made in accordance with the Subscription Agreement and will be denominated in Common Units having a purchase price (i) at the initial Closing equal to $500 per Common Unit and (ii) at subsequent Closings equal to the net asset value (“NAV”) per Common Unit on the day following the Closing.

At Closing, each investor will be issued a number of Common Units (rounded to three decimal places) equal to the investor’s contribution divided by the purchase price per Common Unit.  The Fund will notify each investor directly of the number of Common Units issued to such investor.  The Fund does not intend to issue certificates for Common Units.

There is no minimum aggregate amount of subscriptions that is required for the acceptance of subscriptions at the initial Closing or for subscriptions at subsequent Closings, nor has the Fund established any maximum amount of subscriptions that may be accepted.

Subscriptions for Common Units of the Fund are not subject to a sales charge imposed by the Fund.  However, brokers, dealers, placement agents and other financial intermediaries may impose sales charges or other fees with respect to subscriptions by their clients for Common Units of the Fund.  Any such sales charges or fees will be in addition to an investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund.

To comply with applicable anti-money laundering requirements, the Investment Manager may require additional information as necessary as provided in the Subscription Agreement.

Net Asset Value

The Fund will compute its net asset value as of the last Business Day of each “fiscal period” (as defined under “CAPITAL ACCOUNTS/ALLOCATION OF NET PROFIT AND LOSS” below). Such computation is expected to occur on a monthly basis and other times at the Board’s discretion. In determining its net asset value, the Fund will value its investments as of such fiscal period end.  The net asset value of the Fund will equal the value of the assets of the Fund, less all of the Fund’s liabilities, including accrued fees and expenses.  It is expected that the assets of the Fund will consist primarily of the Fund’s interest in the Master Fund.  The Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Fund.

At a meeting to be held on [   ], 2011, the Board will be asked to approve procedures pursuant to which the Fund and the Master Fund will value investments in the Crystal Series and the Investment Vehicles at fair value. As a general matter, the fair value of the Master Fund’s interest in a Crystal Series or an Investment Vehicle will represent the amount that the Master Fund could reasonably expect to receive from the Crystal Series and an Investment Vehicle if the Master Fund’s interest were redeemed at the time of valuation (without regard to any early redemption fees or withdrawal fees that may be imposed by the Crystal Series or Investment Vehicles), based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Crystal Series and Investment Vehicle in accordance with the Crystal Series’ and Investment Vehicle’s valuation policies and reported by the Crystal Series and Investment Vehicle at the time of such valuation to the Master Fund or the Administrator. The pricing provided by the Crystal Series and Investment Vehicle will ordinarily be reviewed by the Administrator and reviewed by the Investment Manager.  Under some circumstances, the Master Fund or the Investment Manager may determine, based on other information available to the Master Fund or the Investment Manager, that a Crystal Series or an Investment Vehicle’s reported valuation does not represent fair value. In addition, the Master Fund may not have a Crystal Series or an Investment Vehicle’s reported valuation as of a particular fiscal period end — for example, in the event that a Crystal Series or an Investment Vehicle does not report a fiscal period end value to the Master Fund on a timely basis. In such cases, the Master Fund would determine the fair value of such Crystal Series or Investment Vehicle based on any relevant information available at the time the Master Fund value its portfolios, including the most recent value reported by the Crystal Series or Investment Vehicle.  Any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date.

When investing in any Investment Vehicle (directly or indirectly through a Crystal Series), the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Crystal Series and Investment Vehicle.  As a general matter, such review will include a determination of whether the Crystal Series and Investment Vehicle utilizes market values when available, and otherwise utilizes principles of fair value that the Investment Manager  reasonably believes to be consistent with those used by the Master Fund for valuing its own investments.  Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Crystal Series and Investment Vehicle, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuation calculations provided by the Crystal Series or Investment Vehicle.

The Board has also established procedures for the valuation of investment securities held directly by the Master Fund. In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1)	If last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day; or

(2)
If last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	At the last sale price available to the pricing service approved by the Board; or

(2)
At the last sale price obtained by the Fund, the Master Fund, or the Investment Manager  from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date; or

(3)	At the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Board or obtained by the Fund, the Master Fund, or the Investment Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	Debt instruments that have a maturity of more than 397 days when issued;

(2)	Debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days;

(3)	Non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less; and

(4)	Puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board. If the Fund, the Master Fund, or the Investment Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available). The Fund’s or Master Fund’s interests (direct or indirect) in Crystal Series and Investment Vehicles will not have readily available market quotations and will be valued at their “fair value,” as determined under procedures established by the Board.  With respect to the Fund’s and Master Fund’s interests in the Crystal Series and Investment Vehicles, the Administrator will normally rely on valuation information provided by the Crystal Series and Investment Vehicles as being the “fair value” of such investments. The pricing provided by the Crystal Series and the Investment Vehicles ordinarily is reviewed by the Administrator and reviewed by the Investment Manager. The Board, however, will consider such information provided by the Crystal Series and Investment Vehicle managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Crystal Series or an Investment Vehicle Manager does not represent the “fair value” of the Fund’s or Master Fund’s interests in the Crystal Series or Investment Vehicle.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Fund, the Master Fund or the Investment Manager may use pricing services approved by the Board.  The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.  Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Fund, the Master Fund or the Investment Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular Business Day that are provided by a bank, dealer, or pricing service that the Fund, the Master Fund or the Investment Manager has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

The Fund’s and Master Fund’s valuation procedures require the Fund, Master Fund and the Investment Manager to consider relevant information available at the time that the Fund and the Master Fund value their respective portfolios. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Crystal Series or Investment Vehicles does not represent the fair value of the Fund’s or Master Fund’s interests in the Crystal Series or Investment Vehicles. Although redemptions of interests in the Crystal Series and Investment Vehicles are subject to advance notice requirements, the Crystal Series and Investment Vehicles will typically make available net asset value information to their investors that will represent the price at which, even in the absence of redemption activity, the Crystal Series or Investment Vehicles would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Crystal Series’ or Investment Vehicle’s governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Vehicle or a Crystal Series, the Fund and the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Crystal Series and the Investment Vehicles upon which the Administrator calculates the Fund’s and Master Fund’s fiscal period end net asset values, may be subject to later adjustment by the Crystal Series or Investment Vehicles, based on information reasonably available at that time.  For example, fiscal year-end net asset value calculations of the Crystal Series and Investment Vehicles are audited by those funds’ independent auditors and may be revised as a result of such audits.  Other adjustments may occur from time to time. Any material adjustments in the valuations of the Crystal Series or Investment Vehicles will be reflected in the Fund’s and Master Fund’s net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Unitholder would receive upon the repurchase of Common Units, as described below in “REPURCHASES OF COMMON UNITS,” or the purchase price paid at the time of the initial investment or additional subscription.

The procedures approved by the Board provide that, where deemed appropriate by the Investment Manager and/or the Board and consistent with the 1940 Act, investments in Crystal Series and Investment Vehicles may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Fund or Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Fund’s and Master Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value.  The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Fund and Master Fund and consistent with applicable regulatory guidelines.

To the extent the Investment Manager invests the assets of the Fund or Master Fund in securities or other instruments that are not investments in the Crystal Series or Investment Vehicles, the Fund will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold.

Debt securities will be valued in accordance with the Fund’s and Master Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund and Master Fund is determined. When such events materially affect the values of securities held by the Fund or Master Fund or their liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Expenses of the Fund and the Master Fund, including the Investment Manager’s Management Fees and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.  The Management Fee payable to the Investment Manager is based on the value of the Master Fund’s Managed Assets, as periodically determined.  A percentage of the Master Fund’s net assets may be relatively illiquid securities for which market quotations will not be readily available.  Although the Master Fund will adopt valuation procedures designed to determine valuations of such illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security.  Senior management of the Investment Manager, the Board and the Investment Manager’s valuation committee will participate in the valuation of its securities.

Prospective Unitholders should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund and Master Fund if the judgments of the Board, the Investment Manager, the Crystal Series or the Investment Vehicles should prove incorrect. Also, the Crystal Series and the Investment Vehicles will only provide determinations of the net asset value of Crystal Series and Investment Vehicles on a periodic basis.  Consequently, it may not be possible to determine the net asset value of the Fund or Master Fund more frequently.

CAPITAL ACCOUNTS/ALLOCATION OF NET PROFIT AND LOSS

Capital Accounts

The Fund will maintain a separate capital account for each Unitholder (including the Investment Manager or any of its affiliates if any of them contributes capital to the Fund as a Unitholder).  Each capital account will have an opening balance equal to the Unitholder’s initial contribution to the capital of the Fund and will be increased by the sum of any additional contributions by the Unitholder to the capital of the Fund, plus any amounts of net profit credited to the Unitholder’s capital account as described below.  Each Unitholder’s capital account will be reduced by the sum of the amount paid to the Unitholder on any repurchase by the Fund of Common Units held by the Unitholder, plus the amount of any distributions to the Unitholder, plus any amounts of net loss debited from the Unitholder’s capital account as described below.

Capital accounts of Unitholders are adjusted as of the close of business on the last day of each of the Fund’s fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Fund’s business on the first to occur of the following: (1) the last day of each calendar month; (2) the last day of a taxable year of the Fund; (3) the day preceding any day on which a contribution to the capital of the Fund is made; (4) any day on which the Fund repurchases any Unit; (5) the day on which a substituted Unitholder is admitted; (6) any day on which any amount is credited to or debited from the capital account of a Unitholder other than an amount to be credited to or debited from the capital account of all Unitholders in accordance with their “investment percentages”; or (7) the last day of a fiscal period of the Master Fund. The Fund will calculate an “investment percentage” for each Unitholder as of the start of each fiscal period by dividing the balance of the Unitholder’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Unitholder as of that date.

Reserves. Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Unitholders for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Unitholders at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.00% of the aggregate value of the capital accounts of all those Unitholders, the amount of the reserve, increase or decrease may instead be charged or credited to those investors who were Unitholders at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Allocation of Net Profit and Loss

Net profit or net loss is allocated among the Unitholders as of the close of each fiscal period, or at such other times as the Investment Manager may determine.

The net profit or net loss for any fiscal period will reflect (1) the dividends and interest accrued during the period, (2) the net realized gains or losses from the sale or other disposition of investments during the period, (3) the net change in the unrealized appreciation or depreciation of investments during the period (i.e., the difference between the fair market value of each investment at the end of the period compared with either the fair market value at the commencement of the period or, in the case of any investment made after the commencement of the period, the cost) and (4) the expenses of the Fund incurred or accrued during the period.  As of the close of each fiscal period, the net profit or net loss will be allocated pro rata among the capital accounts of the Unitholders in proportion to their investment percentages.

REPURCHASES OF COMMON UNITS

No Right of Withdrawal or Redemption

Pursuant to the terms of the Declaration of Trust, Unitholders will not have the right to withdraw their interest in the Fund or require the Fund to redeem Common Units.  No public market for Common Units exists, and none is expected to develop in the future.  Consequently, Unitholders may not be able to liquidate their investment other than as a result of tender offers for Common Units by the Fund, as described below.

Tender Offers

The Fund may, from time to time, conduct tender offers to repurchase Common Units from Unitholders in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time, but in no event to exceed the repurchase of more than 20% of the net assets of the Fund per quarter or 50% of the interests of the Master Fund per calendar year.  In determining whether the Fund should conduct a tender offer to repurchase Common Units, the Board will consider the recommendations of the Investment Manager as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Investment Manager currently expects that it will generally recommend to the Board that the Fund conduct tender offers to repurchase Common Units quarterly, typically on the last Business Day of March, June, September and December (subject to the tender limitations discussed herein and provided that such tender will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation for U.S. federal income tax purposes).  However, the Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions.  A Unitholder that participates in a tender offer with a Valuation Date occurring prior to the end of the 12th month of its admission to the Fund may be subject to a penalty payable to the Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds.  A Unitholder whose Common Units (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Unitholder’s purchase of the Common Units.

In determining whether to conduct a tender offer to repurchase Common Units, the Board may consider the following factors, among others:

•	the recommendation of the Investment Manager;

•	whether any Unitholders have requested to tender Common Units to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Investment Vehicles);

•	the investment plans and working capital and reserve requirements, if any, of the Fund;

•	the history of the Fund in conducting tender offers to repurchase Common Units;

•	the availability of information as to the value of the Master Fund’s interests in the Investment Vehicles;

•	existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

•	any anticipated tax or regulatory consequences to the Fund of any proposed tender offer to repurchase Common Units.

The Board will cause the Fund to repurchase Common Units in accordance with written tenders only on terms fair to the Fund and to all Unitholders.   If the Board elects to conduct a tender offer to repurchase Common Units, the Fund will send each Unitholder an offer to repurchase that explains the terms and conditions of the tender offer.  This offer to repurchase will be sent to Unitholders at least 20 Business Days prior to the date on which the Unitholder must notify the Fund that the Unitholder has elected to tender Common Units to the Fund (the “Notice Date”).   A Unitholder choosing to tender Common Units for repurchase must do so prior to the Notice Date, which generally will be between 95 to 65 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December, or such other dates as the Board may determine in their sole discretion (the “Valuation Date”).  Any Unitholder choosing to tender Common Units by such Notice Date may revoke such tender up to the Notice Date.  No Unitholder may revoke any such tender after such Notice Date, except as may otherwise be set forth in the offer to repurchase sent to Unitholders. Repurchases of Common Units pursuant to tender offers will be effective after receipt and acceptance by the Fund of all eligible written tenders of Common Units from Unitholders.  If in the aggregate Unitholders tender more than the number of Common Units which the Fund has offered to repurchase, the Fund may elect to repurchase less than the full amount that a Unitholder requests to be repurchased.  In such an event, the Fund may only repurchase duly tendered Common Units from participating Unitholders on a pro rata basis.

All repurchases of Common Units will be subject to any and all conditions as the Board may impose in its sole discretion.  The Fund will require that each tendering Unitholder tender a minimum of $25,000 worth of Common Units.  A Unitholder tendering only a portion of its Common Units for repurchase will be required to continue to hold Common Units with a value, after giving effect to the repurchase, at least equal to the applicable minimum investment in the Fund.  If a Unitholder tenders an amount that would cause the value of its Common Units to fall below the applicable minimum investment in the Fund, the Fund reserves the right to reduce the number of Common Units to be repurchased from such Unitholder so the value of the Unitholder’s Common Units is above the minimum or to repurchase all of the Unitholder’s Common Units.  If all of a Unitholder’s Common Units are repurchased, that Unitholder will cease to be a Unitholder.

Repurchases of Common Units by the Fund will be payable after the Valuation Date of such offer, as follows:

•
Promptly after the Notice Date, the Fund will issue to each Unitholder whose Common Units have been accepted for repurchase pursuant to the tender offer a repurchase instrument (the “Repurchase Instrument”) entitling the Unitholder to be paid an amount equal to the value, determined as of the Valuation Date (the “Payment Amount”), of the repurchased Common Units.

•
The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. A Unitholder who receives a Repurchase Instrument (the “Payee”) shall retain all rights, with respect to tendered Common Units, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date.  Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Unitholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Declaration of Trust as of the Valuation Date. Repurchased Common Units will be valued as of the Valuation Date.  For purposes of calculating the value of the repurchased Common Units, the amount payable to the Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the repurchased Fund until the Valuation Date.  If the Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Common Units will be calculated in accordance with the foregoing sentence.

•
The initial payment in respect of the Repurchase Instrument (the “Initial Payment”) will be in an amount equal to at least 95% of the unaudited Payment Amount and will be made within 90 days after the Valuation Date, provided that if the Fund has requested the repurchase of all or some of its interest in the Master Fund in order to satisfy the Initial Payment, the Initial Payment may be postponed until ten business days after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the “Master Fund Payment Date”).  The Initial Payment may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.  The second and final payment in respect of the Repurchase Instrument (the “Final Payment”) shall be in an amount equal to the excess, if any, of (i) the Payment Amount based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment.  It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each Fiscal Year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.  If, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the unaudited value at which the Common Units were repurchased in the Initial Payment was incorrect, the Fund shall decrease such Unitholder’s capital account balance by the amount of any overpayment and redeem for no additional consideration a number of Common Units having a value equal to such amount, or increase such Unitholder’s capital account balance by the amount of any underpayment and issue for no additional consideration a number of Common Units having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits and, if applicable, the making of a corresponding adjustment to the Fund’s capital account balance in the Master Fund.

•
Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances and subject to applicable regulatory requirements pay all or a portion of the amounts due by an in-kind distribution of securities.  Securities used to satisfy an in-kind distribution will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Unitholders on a proportionate basis.  If payments are made in kind to a tendering Unitholder, such Unitholder may incur tax liability and brokerage costs in converting such securities to cash.

If modification of the Fund’s tender offer procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised tender offer procedures reasonably designed to provide Unitholders substantially the same liquidity for Common Units as would be available under the procedures described above.

In the event that the Investment Manager or any of its affiliates holds Common Units, the Common Units may be tendered for repurchase in connection with any tender offer made by the Fund.

Payment for repurchased Common Units may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates.

Mandatory Tenders

The Declaration of Trust grants the Board the authority to require a Unitholder to tender its Common Units for repurchase by the Fund (a “Mandatory Tender”), without consent or other action by the Unitholder or other person, if the Board in its sole discretion determines that:

•	the Common Units had been transferred to or vested in any person in violation of the Declaration of Trust;

•
ownership of the Common Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Common Units by a Unitholder may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Unitholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of Common Units was not true when made or has ceased to be true;

•
with respect to a Unitholder subject to special regulatory or compliance requirements, such as those imposed by the Employee Retirement Income Security Act of 1974, as amended, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), such Unitholder or the Fund will likely be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of such Unitholder continuing to hold Common Units; or

•	such repurchase would be in the best interest of the Fund, including without limitation in connection with the liquidation or termination of the Fund.

In the event that the Board determines that the Fund should, without the additional consent of the Unitholder, require a Unitholder to tender its Common Units for repurchase by the Fund, such Mandatory Tenders will be subject to the following mandatory tender procedures unless otherwise determined by the Board from time to time:

•
Common Units subject to a Mandatory Tender will be valued in accordance with the Fund’s valuation procedures as of the last Business Day of the month in which the Fund intends to repurchase the Common Units pursuant to the Mandatory Tender or such other date as may be determined by the Board (the “Mandatory Tender Valuation Date”).

•
Promptly after the Board determines that the Fund should require a Unitholder to tender its Common Units for repurchase the Common Units of a Unitholder pursuant to the authority granted in the Declaration of Trust, the Fund will give to such person whose Common Units are subject to the Mandatory Tender (a “Mandatory Tender Unitholder”) notice of the Mandatory Tender and the expected Mandatory Tender Valuation Date for such Common Units.

•
Promptly after the Mandatory Tender Valuation Date, the Trust will issue to the Mandatory Tender Unitholder a repurchase instrument (the “Mandatory Tender Repurchase Instrument”) entitling the Mandatory Tender Shareholder to be paid an amount equal to the value, determined as of the Mandatory Tender Valuation Date (the “Mandatory Tender Payment Amount”), of the repurchased Shares.

•
The Mandatory Tender Repurchase Instrument will be non-interest bearing, nontransferable and non-negotiable.  A Mandatory Tender Unitholder who receives a Mandatory Tender Repurchase Instrument (the “Mandatory Tender Repurchase Instrument Payee”) shall retain all rights, with respect to tendered Common Units, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date.  Except as otherwise provided in the Mandatory Tender Repurchase Instrument, such Mandatory Tender Repurchase Instrument Payee shall not be a Unitholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Declaration of Trust.  For purposes of calculating the value of the repurchased Common Units, the amount payable to the Mandatory Tender Repurchase Instrument Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Mandatory Tender Repurchase Instrument Payee would have been allocated for tax and book purposes had the Mandatory Tender Repurchase Instrument Payee remained the owner of the repurchased Common Units until the Mandatory Tender Valuation Date.  If the Fund is liquidated or dissolved prior to the original Mandatory Tender Valuation Date, the Mandatory Tender Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Common Units will be calculated in accordance with the foregoing sentence.

•
The initial payment in respect of the Mandatory Tender Repurchase Instrument (the “Mandatory Tender Initial Payment”) will be in an amount equal to at least 95% of the Mandatory Tender Payment Amount and will be made within 90 days after the Mandatory Tender Valuation Date.  The Initial Payment may be prepaid, without premium, penalty or notice, at any time on or after the Mandatory Tender Valuation Date.  The second and final payment in respect of the Mandatory Tender Repurchase Instrument (the “Mandatory Tender Final Payment”) shall be in an amount equal to the excess, if any, of (i) the Mandatory Tender Payment Amount based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Mandatory Tender Valuation Date of such repurchase occurred, over (ii) the Mandatory Tender Initial Payment.  It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each Fiscal Year of the Fund and that the Mandatory Tender Final Payment will be made as promptly as practicable after the completion of such audit.

•
Although the amounts required to be paid by the Fund under the Mandatory Tender Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances and subject to applicable regulatory requirements pay all or a portion of the amounts due by an in-kind distribution of securities.  Securities used to satisfy an in-kind distribution will be valued in accordance with the Fund’s valuation procedures and will be distributed to all Mandatory Tender Shareholders on a proportionate basis.  If payments are made in kind to a Mandatory Tender Shareholder, such Mandatory Tender Shareholder may incur tax liability and brokerage costs in converting such securities to cash.

Transferability

A Unitholder may not transfer all or any portion of the Repurchase Instrument or the Mandatory Tender Repurchase Instrument to any person, except for a transfer that is effected solely by operation of law pursuant to the death, divorce, merger, consolidation, bankruptcy or dissolution of the Unitholder or a transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board’s sole discretion.

Disclosure of Holdings

The holders of Common Units or other securities of the Fund shall, upon demand, disclose to the Board in writing such information with respect to direct and indirect ownership of Common Units or other securities of the Fund as the Board deems necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

OUTSTANDING SECURITIES/CONTROL PERSONS

Outstanding Securities [(to be filed by amendment)]

Title of class	Amount authorized	Amount held by Registrant or for its account	Amount outstanding as of [ ] exclusive of amount shown under “Amount held by Registrant or for its account”
Common Units

Control Persons [(to be filed by amendment)]

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies greater than 25% of the voting securities of a company is presumed to “control” such company.  The Fund has not yet commenced operations. Therefore, no person owns of record or beneficially 5% or more of the Fund’s outstanding Common Units and none of the Trustees or officers own Common Units of the Fund.

RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST

An investment in the Fund is speculative and involves certain risk factors and other special considerations which prospective investors should consider before subscribing for Common Units.  An investment in the Fund is suitable only for investors who are willing to accept substantial risks of loss, including loss of entire principal.  These risks should also be read to apply to the Master Fund, Crystal Series and Investment Vehicles as applicable.

Risk Factors—General Risks of the Fund

No Operating History.  The Fund and the Master Fund are recently organized and have no operating history.  Being recently organized, the Fund and the Master Fund are subject to the business risks and uncertainties associated with any new business, including the risk that the Fund and the Master Fund will not achieve their investment objective and that the value of an investment in the Fund or the Master Fund could decline substantially.

Master/Feeder Structure.  The Master Fund accepts investments from other investors (including, potentially, other feeder funds), in addition to the Fund.  Because each of the Fund and the Master Fund, as well as any other feeder fund, can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund.  Smaller feeder funds may be harmed by the actions of larger feeder funds.  For example, a larger feeder fund will have more voting power than the Fund over the operations of the Master Fund.  If other feeder funds tender a significant portion of their interests in a repurchase offer, the assets of the Master Fund will decrease.  This could cause the Fund’s expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

Regulatory Risks.  The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company.  The 1940 Act imposes certain restrictions on the investment activities of registered funds, including with respect to engaging in transactions with affiliates, use of leverage and derivatives transactions, investments in other funds and concentration of investments.  These restrictions may limit the Fund’s investment opportunities and result in reduced returns relative to unregistered funds.  In addition, the 1940 Act also imposes certain requirements regarding governance and compliance, which may increase the Fund’s operating expenses relative to unregistered funds.  The Fund has structured its policies and procedures in a manner consistent with the 1940 Act and the rules and regulations thereunder.  As a result, investors in the Fund may experience reduced returns relative to unregistered funds.

Non-Diversified Status.  Each of the Fund and the Master Fund is “non-diversified” under the 1940 Act.  That means that the Fund and the Master Fund are not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Investment Vehicle.  The Fund’s and the Master Fund’s net asset values may therefore experience greater volatility than that of an investment company that is subject to such limitations.  This policy gives the Master Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a “diversified” fund.

Lack of Transferability of Common Units.  At present there is no public market for the Common Units, and no public market for the Common Units is contemplated.  The Common Units have not been registered under the Securities Act and may not be transferred unless so registered or transferred pursuant to the limitation set forth in this Memorandum and the Declaration of Trust.  Consequently, the Common Units are restricted securities and will not be liquid investments.  Even if a purchaser for a Unitholder’s Common Units is available, approval of the transfer by the Board (which may deny such approval in its absolute discretion) and satisfaction of certain requirements specified in the Declaration of Trust will be required before any transfer may occur.

Tenders.  There are a number of restrictions on tenders.  The Fund may, from time to time, conduct tender offers to repurchase Common Units from Unitholders in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time, but in no event to exceed the repurchase of more than 20% of the net assets of the Fund per quarter or 50% of the interests of the Master Fund per calendar year.  However, the Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions.  There is no guarantee that a Unitholder will be able to sell all of the Common Units desired to be sold by such Unitholder in any particular tender offer.  If a tender offer is oversubscribed by Unitholders, the Fund may elect to repurchase less than the full amount a Unitholder requests to be repurchased.  In such an event, the Fund may repurchase only a pro rata portion of the Common Units tendered by each Unitholder.  The potential for proration may cause some investors to tender more Common Units for repurchase than they wish to have repurchased.  A Unitholder that participates in a tender offer with a Valuation Date occurring prior to the end of the 12th month of its admission to the Fund may be subject to a penalty payable to the Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds.  See “REPURCHASES OF COMMON UNITS” for additional information on Repurchases of Common Units.

Involuntary Liquidation of a Unitholder’s Interest.  The Investment Manager may, in its sole discretion, upon written notice to any Unitholder, terminate and redeem the interest of any Unitholder in the Fund.

Valuation Risks.  The Fund’s liquid assets, as determined in the sole discretion of the Investment Manager, will be valued monthly.  For liquid assets (i.e.,  securities with readily available market quotations), valuations will generally be based upon the closing price or final bid price for a security held long and asked price for a short position on the applicable exchange or market as of the close of business.  For purposes of the Fund’s annually audited financial statements, the Investment Manager or its delegate will determine the fair value of any illiquid assets of the Fund (i.e., securities without readily available market values) at least annually.  However, for purposes of the accounting of the Fund’s capital accounts, the Fund generally expects to carry illiquid assets at the lower of book value or fair value, as determined in the sole discretion of the Investment Manager (with an option to value at fair value), which might not be consistent with U.S. GAAP or other industry accepted accounting standards.  The Investment Manager, or its delegate, may further adopt, in connection with the foregoing, detailed or simple (e.g., cost) valuation methods and procedures to override valuations provided by methods described above when it deems such prices unreliable.  However, mistakes may be made in valuations, which may cause them to be inaccurate.  There is no guarantee that valuations will represent the value that will be realized by the Fund on the eventual disposition of any security.  Furthermore, the value of any security may decrease due to subsequent events.  Therefore, valuations may not reflect a decrease in the value of any security due to events subsequent to the date of the valuations.  As a result of any of the foregoing, Unitholders tendering their Common Units of the Fund may not necessarily participate in gains or losses therefrom.  Inaccurate valuations may impact the Management Fee and the capital accounts of Unitholders whether or not they invest or redeem based on such valuations.  See “Valuation of Investments” under “CONFLICTS OF INTEREST”.  Furthermore, once a Unitholder tenders its Common Units, notwithstanding any inaccurate valuations at the time of such tender, such Unitholder no longer has any claims with respect to its past Common Units if it turns out such Common Units were really worth more; however, notwithstanding any other statement herein, the Fund may seek, and Unitholders agree to allow the Fund, to recover amounts distributed to Unitholders if such amounts are later found to have been distributed in excess based on: (1) later, more accurate, valuations; or (2) the discovery or recognition after any period of a liability that relates to the period in which such distribution was based upon.

For future investors in the Fund, the Investment Manager may, in effect, “sell” a piece of each current Unitholder’s indirect interest in each specific investment to such future Unitholders.  Implicit in any such “sale” is that the Fund carries each such investment at an estimated fair value, which may be cost.  If the Investment Manager’s estimate of fair value is wrong under such circumstances, say too low, then the Investment Manager may have “sold” it to the future Unitholder at a discount, which may be viewed as an adverse consequence to current Unitholders.  Conversely, if the estimated fair value is too high a value for such investment, any future investor will be “paying” too much for such investment, which may be viewed as an adverse consequence to future Unitholders.

For purposes of determining the value of the Fund’s interests in any of the Investment Vehicles, the Investment Manager may utilize the valuations provided by such Investment Vehicles.  The Investment Manager may not be able, and is not required, to perform any independent valuation of such assets.  Prospective investors should be aware that situations involving delays, uncertainties or mistakes as to the valuation of portfolio positions by Investment Vehicles could have an adverse effect on the Fund’s valuation.  Some of the Investment Vehicles may not provide valuations over extended periods of time, if ever.  If the Fund does not receive valuations from such Investment Vehicles, the Fund will fair value its investment in such Investment Vehicles, which may result in a conclusion that fair value equals cost or the most recent valuations provided by such Investment Vehicles as a result of incomplete information.  Such Investment Vehicles may face a conflict of interest in valuing their positions, as their value will affect their investment managers’ compensation.  In some cases, the Investment Manager may have no ability to assess the accuracy of the valuations received from such Investment Vehicles.  In addition, the net asset values or other valuation information received by the Investment Manager from such Investment Vehicles will typically be estimates only, subject to revision through the end of each annual audit of such Investment Vehicles.  Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each of such Investment Vehicles is completed.  Absent bad faith, the Investment Manager’s asset value determinations are conclusive and binding on all Unitholders.

Absence of Regulatory Oversight.  This offering has not been registered under the Securities Act in reliance on the exemptive provisions of Section 4(2) of the Securities Act and Regulation D promulgated thereunder.  Similar reliance has been placed on apparently available exemptions from securities qualification requirements under applicable state securities laws.  No assurance can be given that the offering currently qualifies or will continue to qualify under one or more of such provisions due to, among other things, the adequacy of disclosure and the manner of distribution, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation.  If, and to the extent that, claims or suits for rescission are brought and successfully concluded for failure to register this offering or other offerings or for acts or omissions constituting offenses under the Securities Act, the Exchange Act or applicable state securities laws, the Fund could be materially and adversely affected, jeopardizing the ability of the Fund to operate successfully.  Furthermore, the human and capital resources of the Fund and the Investment Manager could be adversely affected by the need to defend actions under these laws, even if the Fund is ultimately successful in its defense.

The Investment Manager is exempt from registration with the Commodity Futures Trading Commission as a Commodity Pool Operator pursuant to Rule 4.5 and therefore, unlike a registered Commodity Pool Operator, it is not required to deliver a disclosure document and a certified annual report to participants in the pool.

Increased Regulations.  Events during the past few years (including market volatility and disruptions and the bankruptcy, failure, improper practices, and adverse financial results of certain financial institutions, trading firms, and private investment funds) have focused attention upon the necessity of firms engaging in the trading of highly leveraged securities, commodities, and derivatives to maintain adequate risk controls and compliance procedures.  In addition, these events have led to increased governmental and self-regulatory authority scrutiny of various trading participants and the “hedge fund” industry in general, particularly with regard to business practices, short sales, transparency and monitoring of trading positions, and protection of customer funds.  Most recently, regulators have increased scrutiny, reporting requirements, restrictions, and regulations pertaining to short sales of securities, regardless of whether or not the entity engaging in shorting investment activities is a public or private entity; such regulations may limit the Fund’s strategy and increase compliance risks to the Fund.  Additionally, inquiries have been conducted to ascertain the investor protection implications of the growth of private investment funds, and proposals have been made with regard to best business practices and additional regulation of such funds, their operators and advisers, and certain of their activities, including proposed restrictions on certain types of trading and proposals for increased public and private disclosure of financial, trading, and risk management information.  In addition, various national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the “derivatives” markets in general.  Any regulations that restrict the ability of the Fund to employ, or broker-dealers and counterparties to extend, credit in connection with the Fund’s trading, or otherwise restrict the Fund’s trading activities, or require the Fund to disclose proprietary information, or subject the Fund to additional regulation, could adversely impact the Fund’s profit potential.

Management Fee Risks.  There is a potential conflict of interest between the responsibility of the Investment Manager to maximize profits from investment and trading and the possible desire of the Investment Manager to avoid taking risks which might reduce the net asset value of the Master Fund and, consequently, reduce the Management Fee paid to the Investment Manager.  Conversely, there is also a potential conflict of interest between the responsibility of the Investment Manager to minimize risk from investment and trading and the possible desire of the Investment Manager to take excessive risks in order to increase the net asset value of the Master Fund and, consequently, increase the Management Fee paid to the Investment Manager.

Risk Factors—Portfolio Management

Investment Management Risk.  The Master Fund’s portfolio is subject to investment management risk because it will be actively managed.  The Investment Manager will apply investment allocation techniques and risk analyses in making investment decisions for the Master Fund, but there can be no guarantee that they will produce the desired results.  The decisions with respect to the management of the Master Fund are made exclusively by the Investment Manager, subject to the oversight of the Board.  Investors have no right or power to take part in the management of the Fund.  In the event of the withdrawal or bankruptcy of the Investment Manager, the Board may be unable to come to terms with a replacement investment adviser, and the affairs of the Fund and the Master Fund could be wound-up and its assets liquidated.

Proprietary Investment Strategies.  The Investment Manager may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Unitholders.  These strategies may involve risks under some market conditions that are not anticipated by the Investment Manager.  The Investment Manager generally uses investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds.  Such strategies may not be, or may become less, profitable over time, if at all, as the Investment Manager and competing asset managers or investors manage a larger group of assets in the same or similar manner or market conditions change.  The strategies employed by the Investment Manager may involve significantly more risk and higher transactions costs than more traditional investment methods.

Risk of Change to Investment Strategy.  The Fund is designed with the intent of providing investors with diversified exposure to alternative investments in a single investment vehicle.  The strategy of the Fund may be considered “moderate” because the Investment Manager targets a mix of Investment Vehicles that it believes exhibit moderate volatility and moderate standard deviation of returns; however, an investment in the Fund still involves substantial risk, including a complete loss of investment.  The Fund will not have control over the strategies that Investment Vehicles ultimately implement and this could cause the Fund to have a different allocation or risk profile than originally intended.  For example, a “moderate” strategy may develop into an “aggressive” strategy because the Investment Manager does not have management rights or rights to direct activities of the Investment Vehicles in which the Crystal Series will invest.  Additionally, there is risk that an aggressive strategy is overly risky and also risk that a conservative or moderate strategy might not return as much as an aggressive strategy.

Dependence on Key Personnel of the Investment Manager.  The Fund and the Master Fund depend on the senior management of the Investment Manager, including particularly Mr. Butowsky.  The departure of Mr. Butowsky or another of the Investment Manager’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Investment Manager will continue to manage the Master Fund or offer its services to the Master Fund and Fund.

Distribution Risk.  Distributions, if any, will be made at the discretion of the Investment Manager.  There is no guarantee that the Fund will generate any income or gains, and it is anticipated that the Investment Manager will reinvest, rather than distribute, net investment income and net realized investment gains.  Distributions, if any, will be made in cash or in kind in the discretion of the Investment Manager.  If, in the sole discretion of the Investment Manager, a distribution is made, it will generally be made in proportion to the positive balances of the Unitholders’ capital accounts as adjusted.  However, notwithstanding any other statement herein, the Investment Manager may make distributions at any time to Unitholders as determined in its sole discretion (including based on estimated values with respect to Fund assets generally when it is not reasonable for the Fund to fairly determine the value of the Fund’s assets).  The Investment Manager does not intend to pay distributions in amounts sufficient to pay current taxes due on such Unitholder’s Common Units.  The Investment Manager may make distributions to itself from its capital account at any time.  Unitholders should be aware that they will be taxed annually on their share of Fund income and realized gains, if any, whether or not they receive any distributions from the Fund.

No Assurance of Investment Return.  The Fund cannot provide assurance that it will be able to choose, make, and realize investments in any particular company or portfolio of companies or securities or instruments thereof.  There can be no assurance that the Fund will be able to generate returns or that the returns will be commensurate with the risks of investing in the type of companies and transactions described herein.  Accordingly, an investment in the Fund should only be considered by persons who can afford a loss of their entire investment.  Past activities of investment entities associated with the Investment Manager provide no assurance of future success.

General Economic and Market Conditions.  The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, oil prices, economic uncertainty, changes in laws, trade barriers, currency exchange controls, and national and international political circumstances.  These factors may affect the level and volatility of securities prices and the liquidity of the Fund’s underlying investments.  Such volatility or illiquidity could impair the Fund’s profitability or result in losses.

Extraordinary Events.  Terrorist activity and United States involvement in armed conflict may negatively affect general economic fortunes, including sales, profits and production, and may lead to depressed securities prices and problems with trading facilities and infrastructure.

Concentration of Investments.  Although the Investment Manager currently intends to follow a general policy of seeking to spread the Fund’s capital among a number of investments, the Investment Manager may depart from such policy at any time without notice and may hold a few, relatively large securities positions in relation to the Fund’s capital.  The result of such concentration of investments is that a loss in any such position could materially reduce the Fund’s capital.

Volatility.  Volatility produces various adverse effects.  In general, volatility has a tendency to discourage the participation of small investors and reduce the participation of some professionals in the financial market.  This lack of participation, in turn, may tend to reduce liquidity, the ability to enter into transactions at a price close to that of the previous transaction.  A consequence of illiquidity is that market-makers and specialists tend to increase the spread between the price they are willing to pay for a security (the bid) and the price at which they are willing to sell a security (the offer).  For these reasons illiquid markets and/or securities may be more difficult to trade and may possess greater risk.  Although volatility provides the opportunity for significant profits it also can result in equally significant losses. Such volatility theoretically could result in losses greater than the amount which would cause the Fund to terminate.  This could occur if prices in the financial markets “gap” (open much higher or lower than the previous days’ close).

Illiquid and Long-Term Investments.  The Master Fund may invest in illiquid investments (including, but not limited to, private placements and other similar investments) valued at cost or otherwise until disposition.  The return of capital and the realization of gains, if any, from such illiquid investments generally will occur only upon the partial or complete disposition of such investment.  In addition, the lack of an established, liquid secondary market for some of the Master Fund’s investments may have an adverse effect on the market value of the Fund’s investments and on the Fund’s ability to dispose of them.  Additionally, the Master Fund’s investments may be subject to certain transfer restrictions that may also contribute to illiquidity.  Finally, assets of the Master Fund that are typically traded in a liquid market may become illiquid if the applicable trading market tightens as a result of a significant macro-economic shock or for any other reason.  Therefore, no assurance can be given that, if the Master Fund is determined to dispose of a particular investment, the Master Fund could dispose of such investment at the prevailing market price.  The Fund may sometimes not be able to sell securities it holds publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available.  In addition, in some cases the Master Fund may be prohibited by contract or legal or regulatory reasons from selling certain securities for a period of time.  As a result of the foregoing, a Unitholder should view its investment in the Fund as a longer-term investment than similar investments such as hedge funds.

Effect of Fund Size and Growth.  Early investors to the Fund may find risks and expenses amplified by the small size of the Fund.  As the Fund grows, it may experience greater difficulty in finding acceptable investments without adversely affecting the prices at which it buys and sells the securities.  Also, new securities purchases will cause brokerage commissions that will be shared by all investors.

Risk Factors—Investment Vehicles

Since the Fund currently intends, but is not required, to invest the majority of its assets in Investment Vehicles via the Crystal Series, certain risks accompany this approach.

Inconsequential Effect of Fund of Funds Investing.  While use of a fund of funds approach may provide some diversification of investment risk, no assurance can be given that such diversification will occur, or that if it does, it will increase, rather than reduce, potential net profits.  The Master Fund may invest a substantial portion of its assets with a limited number of Investment Vehicles, which may result in minimal diversification. Also, the use of the fund of funds approach may cause the Master Fund indirectly to hold opposite positions in an investment, thereby decreasing or eliminating the possibility of positive returns from such investment.  The diversification that may be afforded by the fund of funds approach may not insulate investors against major disruptions or turmoil in the global financial markets generally, which could result in some or all of the underlying investment vehicles suffering substantial losses simultaneously.

Certain Investment Vehicles Not Registered.  Certain Investment Vehicles invested in by the Master Fund will not be registered, as applicable, under either the 1940 Act or the Advisers Act (or any other similar state or federal laws).  The foregoing acts provide certain protections to investors and impose certain restrictions on registered investment companies and registered investment advisers, none of which may be applicable to any Investment Vehicles invested into by the Fund.

Performance Fees of the Investment Vehicles.  Prospective investors should note that certain of the Investment Vehicles may incur ongoing performance fees.  The Master Fund (and indirectly the Fund and its Unitholders), as an investor in the Crystal Series, will be responsible for the payment of performance fees on its assets invested in Investment Vehicles, either through the Crystal Series or directly.  The managers of the Investment Vehicles will receive any performance-based fees to which each such manager is entitled irrespective of the performance of the other Investment Vehicles and the Master Fund generally.  As a result, the manager of an Investment Vehicle with positive performance may receive compensation from the Investment Vehicle, and thus indirectly from the Fund and its Unitholders, even if the Master Fund’s overall returns are negative.  Generally, performance-based fees for the Investment Vehicles will range from 10.00% to 25.00% of the Master Fund’s share of the net profits earned by the Investment Vehicle.   Such performance fees will typically be calculated as of the end of each calendar year or other accounting period of the Investment Vehicles.  In some circumstances the Investment Vehicles may receive performance fees in cases in which the Master Fund may not have aggregate profits over the life of its investment in such Investment Vehicles.  To the extent the Investment Vehicles calculate and charge performance fees more frequently than annually, there is a greater risk that the Master Fund (and indirectly the Fund) will be paying performance fees on short term positive performance.  See also “SUMMARY OF TERMS – Fees and Expenses”.

 Lack of Operating Histories.  Certain Investment Vehicles may be newly formed entities that have no or limited operating histories.  In such cases, the Investment Manager may evaluate the past investment performance of the applicable Investment Vehicles or of their personnel.  However, this past investment performance may not be indicative of the future results of an investment in Investment Vehicles.  Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Funds’ investment programs should be evaluated on the basis that there can be no assurance that the Investment Manager’s allocation of assets into Investment Vehicles, and in turn the Investment Vehicles investments, will prove accurate.  Thus, the Funds may not achieve their investment objective and each Fund’s net asset value may decrease.

Industry Concentration Risk.  Investment Vehicles generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries.  Although the Funds do not believe it is likely to occur given the nature of their investment program, it is possible that, at any given time, the assets of Investment Vehicles in which the Master Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets.  However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through investments the Master Fund makes in the Investment Vehicles, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.  Investment Vehicles are not generally required to provide current information regarding their investments to their investors (including the Funds).  Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Investment Vehicles, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

Indirect Exposure to Leverage (i.e.,  margin).  Regardless of whether the Master Fund utilizes leverage, the Unitholders may indirectly be exposed to the use of leverage through the Master Fund’s investments in Investment Vehicles.  The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, magnifies both the favorable and unfavorable effects of price movements in the investments made by certain Investment Vehicles.  Inasmuch as its Investment Vehicles are likely to employ a very high degree of leverage in their investment operations, the Fund and its Unitholders will be subject to substantial risk of loss.  With volatile instruments, downward price swings can result in margin calls that could require liquidation of investments at inopportune times.  The use of leverage may subject tax-exempt entities that invest in the Fund to tax on a portion of their share of the Fund’s income and gains.

Lack of Diversification in Investment Vehicles.  Some of the Investment Vehicles that the Master Fund may invest in may concentrate their investments in only a few securities, industries or countries which may cause a proportionately greater loss than if such Investment Vehicles’ investments had been spread over a larger number of investments.

Proprietary Investment Strategies of Investment Vehicles.  Certain Investment Vehicles may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Investment Manager.  These strategies may involve risks under some market conditions that are not anticipated by the Investment Manager or the Investment Vehicles.  The strategies employed by Investment Vehicles may involve significantly more risk and higher transaction costs than more traditional investment methods.  It is possible that the performance of Investment Vehicles may be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund and its investors.

Access to Information.  If invested in any Investment Vehicles, the Fund will receive periodic reports at the same time as, and containing the same information provided to, any other investor in such Investment Vehicles.  The Investment Manager may make requests for additional, more detailed information from such Investment Vehicles, but there can be no assurance that any such additional information will be provided.  This lack of access to information may make it more difficult for the Investment Manager to select, allocate among and evaluate such Investment Vehicles.  Such lack of access may also impact the Investment Manager’s ability to value the Master Fund’s assets.  See “THE OFFERING/NET ASSET VALUE.”  Additionally, for the Fund and the Master Fund to complete their tax reporting requirements and for the Fund to provide an audited annual report to Unitholders, they must receive timely information from the Investment Vehicles. An Investment Vehicle’s delay in providing this information could delay the Fund’s preparation of tax information for investors, which could require Unitholders to seek extensions of the time to file their tax returns or could delay the preparation of the Fund’s annual report.

Investment Program.  The past investment performance of the Investment Vehicles with which the Master Fund may invest its assets may not be construed as an indication of the future results of an investment in the Fund.  The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Investment Manager’s allocation of assets into Investment Vehicles, and in turn the Investment Vehicles’ investments, will prove accurate or that the Fund or the Master Fund will achieve its investment objective.

Illiquid Investments.  The ability of the Master Fund to redeem all or part of its investment from its Investment Vehicles is generally limited to a quarterly, semiannual or annual basis depending upon the investment, and may be subject to lock-ups and additional restrictions (including possible redemption fees) imposed by the managers or general partners of such Investment Vehicles.  The Master Fund may be unable to make tender payments to the Fund, and in turn the Fund may be unable to tender payments to the Unitholders to the extent the Master Fund has invested in such Investment Vehicles that do not permit withdrawals, will not honor the Master Fund’s withdrawal requests or that have invested in or distributed to the Master Fund a side pocket or illiquid investment.  In such event, in the sole and absolute discretion of the Investment Manager, payment to such tendering Unitholder of the portion of the Unitholder’s requested tender attributable to such side pocket or illiquid investment will be delayed until such time as such Investment Vehicles, or the Master Fund, disposes of such side pocket or illiquid investment.  In order to make tender payments to Unitholders, the Master Fund may be required to liquidate all or a portion of its investment in such Investment Vehicles at a time when it may be subject to a withdrawal fee or penalty or at a time when it might not otherwise wish to effectuate such liquidation.

Custody Risk. The Investment Vehicles are not required to, and many not, hold custody of their assets in accordance with the 1940 Act and the rules thereunder.  As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody the Investment Vehicles have placed their assets could impair the operational capabilities or the capital positions of the Investment Vehicles and may, in turn, have an adverse impact on the Fund and the Master Fund.

Segregated Account Allocations.  Subject to applicable law, the Master Fund may on occasion allocate its assets directly to certain Investment Vehicles, rather than through the Crystal Series.  To the extent that the Master Fund allocates capital directly to a third-party manager by establishing a separate account of the Master Fund to be managed by such third-party manager, it is possible, given the leverage at which such managers may trade, that the Master Fund could lose more than had the Master Fund allocated to a pooled Investment Vehicle managed by such third-party manager or through the Crystal Series.  This risk may be avoided if the Master Fund, instead of allocating capital directly to a third-party manager in a separate account, creates a separate entity for which the manager will serve as general partner and in which the Master Fund will be the sole limited partner.  Use of this structure, however, involves various expenses, and there is no requirement that separate entity be created for direct investment by the Master Fund.  Direct investments by the Master Fund in Investment Vehicles will be subject to the investment policies and restrictions of the Master Fund, as well as the provisions of the 1940 Act and the rules thereunder (including, without limitation, the approval of the sub-manager in accordance with the 1940 Act).

Lack of Management Control by Unitholders and by the Investment Manager.  The Investment Manager will generally have no right to participate in the management, control or operation of Investment Vehicles that are private investment vehicles selected by the Investment Manager for investment by the Master Fund or to remove their respective managers.

Multiple Levels of Expenses.  To the extent that the Fund invests (through the Master Fund) in Investment Vehicles, either through the Crystal Series or directly, the Fund will bear additional costs and expenses in addition to the Fund’s own expenses and Management Fee.  Further, each of the Investment Vehicles and Crystal Series will charge their own advisory fees (which may include both management fees and performance fees) and expenses.  As a result of all of the foregoing, the Fund, and indirectly Unitholders in the Fund, will bear multiple levels of expense, which, in the aggregate, will exceed the expenses that would typically be incurred by an investment with a single investment pool or investment manager.  See also “SUMMARY OF TERMS – Fees and Expenses”.

Investments in Passive Foreign Investment Companies.  To the extent any of the Investment Vehicles are, or invest in stock of non-U.S. corporations that are, classified as passive foreign investment companies (“PFICs”), U.S. investors will be subject to special rules with respect to the Master Fund’s or the Investment Vehicles’ interest in such PFICs.  In this regard, gain (but not loss) recognized upon the sale, exchange or redemption of an equity interest in a PFIC would be treated as ordinary income, and, in addition, a portion of the distributions received with respect to such equity interest could, and any gain realized from the sale, exchange or redemption of such interest would, be subject to an interest charge and disadvantageous tax treatment imposed on excess distributions under the PFIC provisions of the Internal Revenue Code of 1986, as amended, unless an election for other tax treatment is available and is validly made on a timely basis.  Although the Master Fund may, it currently does not intend to invest directly in PFICs; however, certain of the Investment Vehicles may, but are currently not expected to, invest in PFICs.

Investments in Non-Voting Securities.  In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Master Fund may elect to own less than 5% of the voting securities of Investment Vehicles.  This limitation on owning voting securities is intended to ensure that an Investment Vehicle is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with Investment Vehicles, both by the Master Fund and other clients of the Investment Manager.  To limit its voting interest in certain Investment Vehicles, the Master Fund may enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in an Investment Vehicle.  Other accounts managed by the Investment Manager may also waive their voting rights in a particular Investment Vehicle.  The Investment Manager will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Master Fund and its other clients in the particular Investment Vehicle.  These voting waiver arrangements may increase the ability of the Master Fund and other clients of the Investment Manager to invest in certain Investment Vehicles.  However, to the extent the Master Fund contractually forgoes the right to vote the securities of an Investment Vehicle, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Vehicle, including matters adverse to the Master Fund’s and Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Vehicle.  In these circumstances, transactions between the Master Fund and an Investment Vehicle may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

Investing in Master-Feeder Structures.  The Master Fund may invest in Investment Vehicles that invest substantially all of their assets (“feeder funds”) into a master fund, which is a vehicle (a “master fund”) utilized to pool assets of multiple feeder funds in order to attempt to optimize each feeder fund’s portfolio (a “master-feeder structure”).

Feeder funds and master funds bear additional costs and expenses.  As a result, the Master Fund, and indirectly the Fund and investors in the Fund, when investing in a master-feeder structure, will bear multiple levels of expense, which in the aggregate will exceed the expenses which would typically be incurred by an investment with a single investment pool.  However, the Master Fund will generally only be charged one management fee and performance fee when investing in a master-feeder structure of a third-party manager, which will generally occur at the feeder fund level and not at the master fund level.  However, investors will be exposed to management fees at the Fund level and management fees and/or performance fees, indirectly, at the feeder fund level.  See “Multiple Levels of Expense” immediately above and “SUMMARY OF TERMS – Fees and Expenses” below.

Other investors in a master fund may be much bigger than the feeder fund in which the Master Fund will invest, and alone or collectively may acquire sufficient voting interests at such master fund’s level to control matters relating to the operation of such master fund, or may redeem from such master fund, which may result in a less diversified portfolio of investments and could indirectly adversely affect the liquidity and performance of the Master Fund’s investment in the feeder fund.  Additionally, other investors in a master fund may have competing interests with the feeder fund in which the Master Fund may invest; in light of such other investor’s competing interests, the master fund may make investment and other decisions at times that are adverse or not as favorable to the interests of the Master Fund’s feeder fund. See “CONFLICTS OF INTEREST” below.

There may be additional factors in making investments or entering such transactions which may also cause significant delays, during which a master fund’s capital will be committed and interest charges on any funds borrowed to finance the master fund’s investments may be incurred.

There is no assurance that the Master Fund’s indirect interest in a master fund by investing in a feeder fund will result in superior performance to that which would have been achieved without the use of a master-feeder structure.

Any interest in a master fund is illiquid and may not be freely transferable, which may affect the feeder fund, and ultimately, the Master Fund and the Fund.

Risk Factors—Tax Risks of The Fund

In addition to other risk considerations, an investment in Common Units will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail under “ITEM 23. TAX STATUS” in the SAI.  Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase, ownership and disposition of Common Units will depend on the facts of each investor’s situation.  Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences to them of an investment in Common Units.

Generally.  The Fund will not seek rulings from the Internal Revenue Service (“IRS”) or any legal opinion with respect to any of the U.S. federal income tax considerations discussed in this Memorandum or any other tax matters.  Moreover, the Fund may take positions as to which the tax consequences are unclear or as to which the IRS or a court might disagree.  All statements contained in this Memorandum concerning the U.S. federal income tax consequences of an investment in Common Units are based upon existing law as contained in the Internal Revenue Code, the Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof.  No assurance can be given that the currently anticipated income tax treatment of an investment in Common Units will not be modified by legislative, judicial or administrative changes, possibly with retroactive effect, to the detriment of the Unitholders.

Limitation on deductibility of losses.  The ability of Unitholders to deduct their share of Fund expenses and losses, if any, will be subject to various limitations, including, for Unitholders who are individuals, the limitations applicable to miscellaneous itemized deductions.

Tax liability on Fund income without regard to distributions.  Unitholders will be taxable on their share of any taxable income of the Fund whether or not any distributions are made to them.

Tax Audit.  An audit of the tax returns filed by the Fund may result in an audit of the tax returns of some or all of the Unitholders, which audit could result in adjustments to the tax consequences initially reported by the Fund and could affect items on a Unitholder’s tax return that are not related to such Unitholder’s investment in the Fund.  If such adjustments result in an increase in a Unitholder’s tax liability for any taxable year, such Unitholder may also be liable for interest and penalties with respect thereto.

Unrelated Business Taxable Income Risks.  An investment in the Fund is expected to generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors.  Accordingly, such prospective Unitholders are urged to consult their own tax advisors concerning possible U.S. federal, state, local and non-U.S. tax consequences from an investment in the Fund.

Conflicts of Interest

The Investment Manager, the Fund and their affiliates may be subject to various conflicts of interest in their relationships with the Fund.  The Investment Manager, the Fund and affiliates may also engage in other business activities, whether or not such activities are competitive with the Fund.  Subject to compliance with application provisions of the 1940 Act, personnel of the Investment Manager and its affiliates may trade on their own behalf, which may be in competition with the Fund, but will allocate trades fairly with respect to the Fund.  The Investment Manager and their affiliates may make investment decisions for other clients which are contrary to positions taken on behalf of the Fund.

The Investment Manager and their affiliates may not devote all of their time to the management of the Master Fund, and may manage assets other than those of the Master Fund.

Conflicts of Interest with the Investment Manager.  The Investment Manager currently has no other investment accounts other than the Master Fund.  However, conflicts of interest may arise in the future if the Investment Manager has other clients because the Investment Manager and its affiliates may carry on substantial investment activities for other clients, including, but not limited to, other investment vehicles for which the Investment Manager serves as Investment Manager or general partner of such vehicles (“Affiliated Funds”), in which the Fund will have no interest.  In such situations, the Investment Manager or its affiliates may have financial incentives to favor certain of such accounts over the Master Fund and the Fund.  Any of their proprietary accounts and other customer accounts may compete with the Master Fund for specific trades.  The Investment Manager or its affiliates may buy or sell securities for the Master Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to that of the Master Fund.  Situations may occur when the Master Fund and the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager and its affiliates for their other accounts.  Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Master Fund and the other accounts, limiting the size of the Master Fund’s position, or the difficulty of liquidating an investment for the Master Fund and the other accounts where the market cannot absorb the sale of the combined position.  Notwithstanding these potential conflicts of interest, the Board and officers have a fiduciary obligation to act in the Master Fund’s and the Fund’s best interest.

To the extent the Investment Manager acquires other investment accounts, investment decisions for the Master Fund will be made independently from those of any other clients; however, from time to time, the same investment decision may be made for more than one fund or account.  In some cases, this system may adversely affect the price or size of the position the Master Fund may obtain.  The Investment Manager will act in a manner which it considers fair and reasonable and in accordance with its procedures in allocating investment opportunities among the Master Fund and all other separate accounts, other private investment funds managed by the Investment Manager, mutual funds or investment companies managed by the Investment Manager or any affiliate for the account of any third party or itself. If the Investment Manager has determined to invest at the same time for more than one of the investment accounts, the Investment Manager will generally place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it will generally average the prices paid.  Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Investment Manager will allocate the trade among the different accounts on a basis that it considers equitable.  Situations may occur where the Master Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for other investment accounts. Further, in determining a fair and reasonable allocation, the Investment Manager may allocate any particular investment opportunity generally to other managed accounts or private investment funds prior to or without allocating any portion of such investment opportunity to the Master Fund.

Because the Master Fund is a registered investment company, the Fund and the Affiliated Funds (once created) may be precluded from co-investing in private placements of securities.  Except as permitted by law or positions of the staff of the SEC, the Investment Manager will not co-invest its other clients’ assets in private transactions in which the Master Fund invests.  To the extent the Master Fund is precluded from co-investing, the Investment Manager will allocate private investment opportunities among its clients, including but not limited to the Funds and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Master Fund.

Valuation of Investments.  There currently is no centralized source for pricing information for certain securities or assets in which the Fund may invest, and reliable pricing information may at times not be available from any source.  For purposes of valuing such securities or assets, valuation decisions will be made by the Investment Manager based upon such information, if any, as is available to it.  Accordingly, certain valuations may be uncertain and based on estimates or cost.  Because these valuation decisions affect the Management Fee, capital accounts, and tender amounts, there may be a conflict in the Investment Manager’s role in valuing the Master Fund’s assets and such valuation decisions may impact Unitholders negatively whether or not Unitholders tender their Common Units based on such valuations.

Sales Conflicts.  The Investment Manager may pay a fee or commission, which may take the form of revenue sharing arrangements, to registered brokers, dealers, placement agents or other financial intermediaries who initiate sales of Common Units in the Fund.  Such payments may pose conflicts of interest.  The Investment Manager paying for Fund distribution with proceeds received (indirectly) from the Management Fee can be viewed as the Fund indirectly paying for such distribution with Fund assets.  This practice also may cause the Fund to pay more than the lowest commission available and poses conflicts of interest for the Investment Manager because sales of Common Units may increase the Investment Manager’s fees and income from the Fund.

Allocation of Management Time and Services.  The Master Fund, the Fund and Investment Manager will not have independent management or employees, and conflicts of interest may arise in allocating management time, services or functions among the Master Fund, the Fund and other entities for which the Investment Manager or affiliates may provide services, including other private investment funds which the Investment Manager may manage (including funds that may invest in different Crystal Series).

Lack of Separate Representation.  The Master Fund, the Fund and the Investment Manager may be represented by the same legal counsel and accountants.

Disclosure of Fund Information and Holdings.  The Investment Manager may disclose, to the extent permitted by law, in its sole discretion, any Master Fund or Fund information, including Master Fund holdings and specific strategies, to any person, including, but not limited to, Unitholders and outside third parties.  The Investment Manager may disclose varying amounts and levels of information among such persons.  The Investment Manager will seek to limit the disclosure of Master Fund and Fund information to outside third parties for viable reasons.  Irrespective of the reason, if any, for the disclosure of Fund information, such disclosure poses conflicts of interest, and in some cases you may be at a disadvantage and suffer losses if we grant outside parties access to such information, including, but not limited to, Master Fund holdings and specific strategies.

ALL OF THE FOREGOING CONFLICTS WITH RESPECT TO THE FUND AND ITS AFFILIATES SHOULD BE READ TO APPLY EQUALLY, WHERE RELEVANT, TO THE INVESTMENT VEHICLES.

INQUIRIES

Inquiries concerning the Fund (including information concerning subscription procedures) should be directed to:

Paramount Access Fund
Millennium Tower, Suite 750
15455 N. Dallas Parkway
Addison, Texas 75001
Telephone:      (972) 865-2225
Facsimile:       (972) 386-9285
Attention:       Michael S. Minces

*  *  *  *  *

ANTI-MONEY LAUNDERING COMPLIANCE

In response to increased regulatory concerns with respect to the identification of sources of funds used to make an investment in the Fund, the Investment Manager, the Administrator and/or their affiliates have implemented policies and procedures (“AML Program”) designed to guard against and identify money laundering activities.  Pursuant to the Funds’ AML Program, the Investment Manager, the Administrator and/or their affiliates will request prospective investors and, in some instances, existing Unitholders, to provide additional documentation verifying, among other things, such person’s identity and the source of funds used to purchase Common Units of the Fund.  The Investment Manager or the Administrator may decline to accept a subscription based upon this information or if this information is not provided.

Pursuant to the Funds’ AML Program, the Investment Manager, the Administrator and/or their affiliates will undertake enhanced due diligence procedures prior to accepting investors the Investment Manager or the Administrator believes present high risk factors with respect to money laundering activities.  Examples, although not comprehensive, of persons posing high risk factors are persons resident in or organized under the laws of a “non-cooperative jurisdiction” or other jurisdictions designated by the Department of the Treasury as warranting special measures due to money laundering concerns, and any person whose capital contributions originate from or are routed through certain banking entities organized or chartered in a non-cooperative jurisdiction.

In addition, the Funds’ AML Program prohibits the acceptance of subscriptions from or on behalf of:
•	persons on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Asset Control;
•	the Annex to Executive Order 13224;
•	such other lists as may be promulgated by law or regulation; and
•	foreign banks unregulated in the jurisdiction they are domiciled in or which have no physical presence.

Governmental regulators are continuing to consider appropriate measures to implement anti-money laundering laws as they apply to investment funds such as the Funds.  The Investment Manager, the Administrator and/or their affiliates will take such steps as they determine are necessary to comply with applicable law, regulations, orders, directives or special measures that may be required by governmental regulators.  The specific policies and procedures that the Fund may be required to implement remain unclear, although such steps may include additional measures to confirm the identity of each investor, including the principal beneficial owners of the investor, if applicable, and/or reporting suspicious transactions to governmental regulators.

The requirements for the Investment Manager or the Administrator to guard against and identify money laundering activities in deciding whether to accept subscriptions are in addition to the discretion that the Investment Manager or Administrator has in deciding whether to accept subscriptions.

Information contained in the Statement of Additional Information is subject to completion or amendment. A registration statement relating to Common Units of the Fund has been filed with the Securities and Exchange Commission. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Common Units of the Fund in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

STATEMENT OF ADDITIONAL INFORMATION

PARAMOUNT ACCESS FUND

Dated July 2011

Millennium Tower, Suite 750
15455 N. Dallas Parkway
Addison, Texas 75001

Common Units

1-888-995-9985

This Statement of Additional Information (“SAI”) is not an offering memorandum.  This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the “Memorandum”) of Paramount Access Fund (the “Fund”) dated July 2011, as it may be further amended or supplemented from time to time.  A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell common units of beneficial interests in the Fund (“Common Units”) and is not soliciting an offer to buy the Interests in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

ITEM 16.  GENERAL INFORMATION AND HISTORY

Paramount Access Fund (the “Fund”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust, dated April 28, 2011 (the “Declaration of Trust”).  The Fund will invest substantially all of its assets in Paramount Institutional Access Fund, a Delaware statutory trust (the “Master Fund” and, together with the Fund, the “Funds”).  The Master Fund is a separate closed-end, non-diversified management investment company with the same investment objective as the Fund.  Paramount Access Advisors, LLC, the investment manager to the Master Fund (the “Investment Manager”), provides day-to-day investment management services to the Master Fund.  Each Fund is registered under the 1940 Act.  For a more detailed description of the Fund’s information and history, see “Investment Program” in the Memorandum.

ITEM 17.  INVESTMENT OBJECTIVE AND POLICIES

For a description of the Fund’s investment objective and policies, see “Investment Program” and “Investment Policies and Restrictions” in the Memorandum.

Portfolio Turnover

While neither the Fund nor the Master Fund has any specific limits on portfolio turnover, due to the nature of their investment strategies they are not expected to have significant turnover.

ITEM 18.  MANAGEMENT

Board of Trustees

For a description of the Board of Trustees (collectively, the “Board”) of the Fund and the Master Fund, see “Management/ Fees and Expenses” in the Memorandum.

Organization

Edward W. Butowsky currently is the sole Trustee of the Fund and the Master Fund and serves as the Chairman of the Board of Trustees. He is an “interested person” as defined in Section 2(a)(19) of the 1940 Act of both the Fund and the Master Fund (“Interested Trustee”).

It is expected that the Board of Trustees will be comprised of two “not-interested” or “independent” Trustees (“Independent Trustees”), [Alan Schroder and Brian Bruce], and one Interested Trustee, Edward W. Butowsky.  There will be no designated lead Independent Trustee.  The Board believes that its expected structure will facilitate the orderly and efficient flow of information to the Trustees from the Master Fund, the Investment Manager, and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its manageable size will allow all of the Trustees to participate in the full range of the Board’s oversight responsibilities and bring their individual talents to bear in overseeing the Fund’s operations. The Board will review its structure regularly, to help ensure that the structure remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

The Board will select an Audit Committee. The members of the Audit Committee will consist of all Independent Trustees. The Audit Committee will be responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.  In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit.  As the Fund is recently organized, the Audit Committee has not yet been formed and did not hold any meetings during the last fiscal year.  The Master Fund’s Board will establish an Audit Committee that provides similar functions and will have the same membership as the Fund’s Audit Committee.

Biographical Information

The Trustees of the Fund, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below.  The address of each Trustee is c/o Paramount Access Advisors, LLC, Millennium Tower, Suite 750, 15455 N. Dallas Parkway, Addison, Texas 75001.  Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees [TO BE FILED BY AMENDMENT]

Name and Date of Birth	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in Public Companies
[_________]	[______]	Since Inception	[___________]	[__]	[__________]
[_________]	[______]	Since Inception	[___________]	[__]	[__________]
[_________]	[______]	Since Inception	[___________]	[__]	[__________]

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Interested Trustee [TO BE FILED BY AMENDMENT]

Name and Date of Birth	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in Public Companies
Edward W. Butowsky*	Chairman and Trustee	Since Inception	[____________]	[__]	[__________]

*Mr. Butowsky is an Interested Trustee by reason of his relationship with the Investment Manager.

Officers  [TO BE FILED BY AMENDMENT]

The officers of the Fund, their dates of birth, the length of time served and their principal occupations during the past five years, are detailed in the following table.  Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The address of each officer is c/o Paramount Access Advisors, LLC, Millennium Tower, Suite 750, 15455 N. Dallas Parkway, Addison, Texas 75001.  The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices.

Name and Date of Birth	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward W. Butowsky [__]*	Founder, Portfolio Manager, and Chief Executive Officer	Since Inception	[______________________________]

Mark Fordyce [___]*	Chief Financial Officer and Chief Accounting Officer	Since Inception	[______________________________]

Michael S. Minces [__]*	General Counsel, Chief Compliance Officer and Secretary	Since Inception	[______________________________]
*Subject to Election.

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Trustee Ownership of Securities

The Fund has not yet commenced operations.  Therefore, none of the Trustees own securities.

Remuneration of Trustees

As compensation for their services to the Fund, each Independent Trustee will receive an annual fee, prorated for periods of service shorter than one year, as well as fees for attending in person meetings and telephonic meetings of the Board or a committee of the Fund.  The Fund will also pay each Independent Trustee for all reasonable out-of-pocket expenses incurred by such Trustee in attending each meeting.

Independent Trustees  [TO BE FILED BY AMENDMENT]

Trustee		Aggregate Compensation from the Fund		Total Compensation from the Fund and Master Fund
[_________]	$	[_____]	$	[____]
[_________]	$	[_____]	$	[____]
[_________]	$	[_____]	$	[____]

Interested Trustees  [TO BE FILED BY AMENDMENT]

Trustee		Aggregate Compensation from the Fund		Total Compensation from the Fund and Master Fund
Edward W. Butowsky*	$	[_____]	$	[____]

*Mr. Butowsky is an Interested Trustee by reason of his relationship with the Investment Manager.

Codes of Ethics

The Fund and the Master Fund and the Investment Manager have each adopted a code of ethics (the “Codes of Ethics”), which complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.  For a description of the Codes of Ethics, see “Management/Fees and Expenses” in the Memorandum.

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Proxy Voting Policies and Procedures

For a description of the Fund’s policies and procedures with respect to proxy voting, see “Management/Fees and Expenses” in the Memorandum.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a description of the Fund’s investment objective and policies, see “Outstanding Securities/Control Persons” in the Memorandum.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

For a description of the Fund’s Investment Manager and Investment Management Agreement, see “Management/Fees and Expenses” in the Memorandum.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., located at 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145-1524, has been selected as independent registered public accountants for the Fund and the Master Fund and in such capacity will audit the Fund’s and the Master Fund’s annual financial statements and financial highlights.

Custodian

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act.  Assets of the Fund, the Master Fund and the Investment Vehicles are not held by the Investment Manager, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, Missouri, 64106.

ITEM 21.  PORTFOLIO MANAGER

This section includes information about the Funds’ portfolio manager, including information concerning other accounts he manages, the dollar range of Fund shares he owns and how he is compensated.  The portfolio manager who has responsibility for the day-to-day management of the Fund is Edward W. Butowsky (the “Portfolio Manager”).

Other Accounts [TO BE FILED BY AMENDMENT]

The following table provides information about portfolios and accounts, other than the Master Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of June 30, 2011:

5

Portfolio Manager	Number of Other Accounts (Total Assets)	Number of Other Accounts (Total Assets) Subject to a Performance Fee
Edward W. Butowsky
Other Investment Companies	[______]	[________]
Other Pooled Investment Vehicles	[______]	[________]
Other Accounts	[______]	[________]

Portfolio Manager Conflicts of Interest

The Portfolio Manager, through other affiliated registered investment advisers, manages other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including hedge funds and funds of hedge funds.  These separate accounts or other pooled investment vehicles may have materially higher or different fee arrangements than the Fund or the Master Fund and also may be subject to performance-based fees.  In such situations, the Investment Manager or its affiliates may have financial incentives to favor certain of such accounts over the Master Fund and Fund.  In addition, the side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.  The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The Investment Manager seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner.  To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage potential conflicts of interest that may arise.

Compensation of the Portfolio Managers

Mr. Butowsky is not directly compensated by Investment Manager for his services as portfolio manager to the Fund, but as an equity owner of the Investment Manager, Mr. Butowsky receives a portion of the profits of the Investment Manager, which may be derived from management fees paid by the Master Fund, and indirectly by Unitholders of the Fund.

Portfolio Manager Ownership of Paramount Access Fund

The Fund has not yet commenced operations and therefore the Portfolio Manager does not own any securities.

ITEM 22.  BROKERAGE ALLOCATION AND OTHER PRACTICES

For information regarding the Fund’s brokerage allocation practices, see “Brokerage and Custody” in the Memorandum.

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ITEM 23.  TAX STATUS

The following summary of certain U.S. federal income tax considerations applicable to a Unitholder is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice. Legislative, judicial, or administrative changes or interpretations that could alter or modify the following summary may be forthcoming.  Such changes or interpretations may be retroactive, and could affect the tax consequences to the Fund or to Unitholders.  No ruling has been or will be sought or obtained from the IRS or any other taxing authority with respect to matters discussed herein nor has the Fund obtained an opinion of counsel with respect to any such matter.

This summary discusses only certain material U.S. federal income tax consequences to Unitholders holding their interest in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, for investment).

This summary does not discuss all of the tax consequences that may be relevant to a particular Unitholder in light of its particular circumstances or to certain types of Unitholders subject to special treatment under the Code (for example, non-resident foreign persons, tax-exempt entities, financial institutions, financial services companies, insurance companies, dealers in securities, Unitholders holding their interest in the Fund as a position in a hedging, straddle or part of a conversion transaction, real estate investment trusts, regulated investment companies, grantor trusts, persons who acquire their interest in the Fund as compensation for services and certain former citizens or long-term residents of the United States).

Except as otherwise specifically noted herein, this summary assumes that a Unitholder is a “U.S. Person.”  A U.S. Person is (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any political subdivision thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. Person.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds an interest in the Fund, the tax treatment of the partnership and a partner in such partnership will generally depend on the status of the partner and the activities of the partnership.  Such a partner or partnership should consult its tax adviser as to the tax consequences of an investment in the Fund.

The summary does not discuss any aspects of the alternative minimum tax, state, local or foreign tax laws or U.S. federal gift or estate taxes which may be applicable to a Unitholder.  Accordingly, a prospective Unitholder is urged to consult its own tax adviser regarding the U.S. federal, state, local or foreign tax consequences arising from an investment in the Fund.

Partnership Status.  Current Treasury Regulations provide that unless an election is made to the contrary, a domestic eligible entity will be classified as a partnership for U.S. federal income tax purposes if it has two or more members.  The Fund believes that it and the Master Fund are domestic eligible entities and will be treated as a partnerships for U.S. federal income tax purposes.

7

An unincorporated entity (such as the Fund) that would otherwise be characterized as a partnership for U.S. federal income tax purposes is treated as an association taxable as a corporation if it is a “publicly traded partnership” (a “PTP”).  A PTP is any partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof).  Common Units will not be traded on an established securities market.  The Fund believes that, because of the significant restrictions on transfers and redemptions, Common Units will not be considered readily tradable on a secondary market (or the substantial equivalent thereof), and therefore the Fund believes that it should not be treated as a PTP taxable as a corporation.  However, there is no assurance that the IRS will agree with the Fund.  If it were determined that the Fund or the Master Fund should be classified for U.S. federal income tax purposes as an association taxable as a corporation (as a result of a change in law, changes in IRS administrative positions, a change in facts or otherwise), income or loss of the Fund or the Master Fund would not be passed through to Unitholders, and the Fund or the Master Fund, as applicable, would be subject to tax on its income at the rate of tax applicable to corporations. In addition, all or a portion of distributions made to the Fund or to Unitholders could be taxable as dividends.  The discussion below assumes that the Fund and the Master Fund will be classified as partnerships for U.S. federal income tax purposes.

Taxation of Unitholders.  The Fund will be required to file an annual partnership information tax return with the IRS, but will not itself be subject to any U.S. federal income tax.  Each Unitholder, in computing its own U.S. federal income tax liability for a taxable year, will be required to take into account its distributive share of all items of Fund income, gain, loss, deduction or credit for the Fund’s taxable year ending within or with such taxable year of the Unitholder, regardless of whether such Unitholder has received any distributions from the Fund.  The character of each such item will be the same as if the Unitholder had received or incurred it directly.  The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual limitation of $3,000.  Capital losses of an individual taxpayer may generally be carried forward to succeeding taxable years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation).  Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three taxable years (subject to certain limitations) and carried forward five taxable years.  A Unitholder’s ability to deduct its share of certain expenses of the Fund may also be limited, as discussed below.

Allocations of Income, Deduction, Gain and Loss.  Income, gain, loss and deductions of the Fund will be allocated in accordance with the Unitholders’ investment percentages determined at the beginning of the fiscal period in which the items are taken into account for tax purposes.  If the Fund recognizes income or gain for a taxable year, Unitholders may be taxed on their allocable shares of such income or gain even though such amounts will not have actually been distributed to them. It is possible that the IRS may challenge the Fund’s allocation of income or loss as not in compliance with Treasury regulations.  In this case, gain or loss could be reallocated among the Unitholders.

8

Distributions and Redemptions of Unitholder’s Interests.  Cash distributions from the Fund to a Unitholder will not be taxable unless a distribution exceeds a Unitholder’s adjusted tax basis in its interest in the Fund.  A Unitholder has a unified basis in the Common Units held, not withstanding that such Unitholder may have purchased Common Units at different times and different net asset values.  Any cash distribution in excess of a Unitholder’s adjusted tax basis will be taxable as a gain from a sale or exchange of such Unitholder’s interest in the Fund.  For these purposes, a reduction in a Unitholder’s share of the Fund’s liabilities is generally treated as a cash distribution.  No loss is recognized on any distribution other than in complete liquidation of a Unitholder’s interest in the Fund and even in that case, no loss is recognized where property other than cash has been distributed.  A distribution of marketable securities by a partnership will generally be treated as a distribution of cash, unless the distributing partnership is an “investment partnership” and the recipient is an “eligible partner” as defined in Section 731(c) of the Code.  The Fund believes it should qualify as an “investment partnership.”  Thus, if a Unitholder is an “eligible partner,” which term should include a Unitholder whose contributions to the Partnership consisted solely of cash, a distribution of marketable securities to such Unitholder should not require the recognition of gain by such Unitholder.  A Unitholder’s adjusted tax basis in its interest in the Fund will equal the amount paid for such interest, increased by the Unitholder’s distributive share of income of the Fund and such Unitholder’s share of liabilities of the Fund, and reduced, but not below zero, by the Unitholder’s distributive share of Fund losses and any distributions received by the Unitholder (including any reduction in such Unitholder’s share of Fund liabilities).

Any gain or loss recognized by a Unitholder on the sale of his interest in the Fund and any gain recognized upon a distribution in excess of basis or a liquidation of the Fund will generally be treated as capital gain or loss, except a portion of any gain attributable to certain ordinary income items held directly or indirectly by the Fund may be recharacterized as ordinary income. Such capital gain or capital loss will be treated as long-term capital gain or loss if the interest so disposed of was held for more than 12 months, or as short-term capital gain or loss if the interest so disposed of was held for 12 months or less.

Taxation of the Fund’s Investments.  Unless otherwise indicated, references in the following discussion to the tax consequences of the Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in the Master Fund.

Depending on the nature of the Fund’s investments, the Fund’s income may include ordinary income, long and short-term capital gains, and/or foreign currency exchange gain or loss.  The Fund expects to act as a trader or an investor, and not as a dealer, with respect to its securities transactions.  A trader and an investor are persons who buy and sell securities for their own accounts.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than investment or speculation.  Generally, the gains and losses realized by a trader or an investor on the sale, exchange or other disposition of securities are capital gains and losses.  Thus, the Fund expects that its gains and losses from its securities transactions will generally be capital gains and capital losses.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction.  An investment held for more than one year generally will be eligible for long-term capital gain or loss treatment.

9

Notwithstanding the above, forward contracts and investments in foreign currencies and foreign currency denominated instruments or securities (other than certain forward, options and futures contracts that are “Section 1256 Contracts” which are described below) generally will generate, in whole or part, ordinary income or loss instead of capital gain and losses.  In addition, the application of certain rules, including rules relating to short sales and notional principal contracts, and to so-called “straddle” and “wash sale” transactions, may alter the tax treatment of the Fund’s securities positions.

The Fund may be involved in a variety of hedging transactions to reduce the risk of changes in value in the Fund’s investments.  Special rules may apply to determine the tax treatment of such hedging transactions, which may affect the Fund’s holding period in such investments, the characterization of gain or loss as ordinary or capital and, if capital, as long-term or short-term, the deductibility of certain costs to carry the hedge and the timing of the realization of gains or losses on the actual or deemed sale of the investments, or, in some cases, of investments or property owned by a Unitholder outside of the Fund.  For instance, gain or loss from a short sale of property generally will be considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, gains on short sales generally will be treated as short-term capital gains.  These rules also may terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  Certain hedging transactions may cause a constructive sale of the Fund’s long position that is the subject of the hedge.

Special “mark to market” rules apply to the Fund’s investment in “Section 1256 Contracts.”  Section 1256 Contracts include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts.  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.

The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.”  A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts.  Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account.  At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes.  The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the IRS.

The IRS may treat certain positions in securities held (directly or indirectly) by a Unitholder and its indirect interest in similar securities held by the Fund as “straddles” for U.S. federal income tax purposes.  Unitholders should consult their tax advisers regarding the application of the “straddle” rules to their investment in the Fund.

10

The Fund may realize ordinary income from interest and dividends on securities, and may be required to recognize income in respect of certain securities prior to receipt of any payment in respect of such securities.  For instance, the Fund may hold debt obligations with “original issue discount.”  In such case, the Fund will be required to include a portion of such discount in its taxable income on a current basis, and allocate such income to the Partners, even though receipt of such amounts by the Fund may occur in a subsequent taxable year.  The Fund also may acquire debt obligations with “market discount.”  Upon disposition of such an obligation, the Fund generally will be required to treat any gain realized (and required to be recognized) as ordinary income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund.

Pursuant to various “anti-deferral” provisions of the Code (e.g., the “Subpart F” and “passive foreign investment company” rules), investments (if any) by the Fund in certain foreign corporations may cause a Unitholder to (i) recognize taxable income prior to the Fund’s receipt of distributable proceeds, (ii) pay an interest charge on taxes that are deemed to have been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

Deductibility of Investment Expenses.  Under Section 67(c) of the Code, an individual taxpayer and certain non-corporate taxpayers may deduct miscellaneous itemized deductions for any taxable year, including investment expenses other than interest, only to the extent that the aggregate of such deductions exceeds two percent of the taxpayer’s adjusted gross income (and are not deductible at all for alternative minimum tax purposes).  Miscellaneous itemized deductions do not include expenses incurred in connection with a trade or business.  If the Fund is not considered to be in a trade or business, or the determination of whether there is a trade or business is not made at the Fund level, the deductibility of a Unitholder’s expenses relating thereto and its distributive share of Fund expenses (other than interest) may be limited.  This could result in a Unitholder’s having to report taxable income in excess of such Unitholder’s economic profits from the Fund.

Limitations on Deductions of Interest and Short Sale Expenses.  Section 163(d) of the Code limits the deduction in a taxable year of “investment interest” (including interest and certain short sale expenses) by a non-corporate taxpayer to the taxpayer’s net investment income in that taxable year.  Investment interest that is disallowed for a taxable year is carried forward and is treated as incurred in the subsequent taxable year.

“Net investment income” is investment income net of investment expenses. Investment income includes gross portfolio income and any net gain from the disposition of property held for investment.  Net capital gain from the disposition of property held for investment is included in investment income only to the extent a taxpayer elects to pay tax on such net capital gain at ordinary income rates.  In addition, qualified dividend income eligible for taxation at long-term capital gain rates is included in net investment income only to the extent that a taxpayer elects to pay tax on such income at ordinary income rates.  Property held for investment includes any interest held by the taxpayer in an activity involving the conduct of a trade or business which is not a passive activity, and with respect to which the taxpayer does not materially participate.  A Unitholder’s pro rata share of the Fund’s net income derived from interest, dividends and gains from sales of securities, and the interest and short sale expense attributable to such income, may be characterized as net investment income and investment interest, respectively.  The effect of such characterization as to a particular Unitholder would depend on the amounts of such Unitholder’s other net investment income and investment interest.  The investment interest limitation will also apply to interest payable with respect to any loans obtained by a non-corporate Unitholder to purchase an interest in the Fund.  The application of the investment interest limitation to a particular Unitholder will depend on such Unitholder’s overall tax situation and should be reviewed with the Unitholder’s personal tax adviser.

11

Losses in Excess of Basis.  A Unitholder may not deduct its share of any Fund losses (ordinary or capital) to the extent such losses exceed the Unitholder’s adjusted basis in its interest in the Fund.  Losses in excess of basis may be carried forward to future years.

Income and Losses from Passive Activities.  Section 469 of the Code significantly restricts the deductibility by individuals, estates, trusts, personal service corporations and closely held C corporations of losses incurred from business activities in which the taxpayer does not materially participate (“passive activities”).  Such losses generally will be deductible only to the extent of income from other passive activities.  Income and losses derived by a limited partner from a limited partnership are typically regarded as income and losses from a passive activity.  However, portfolio income (such as dividends, interest, royalties and gains from the sale of property producing such income or held for investment) is not treated as income from a passive activity.  Further, under temporary Treasury Regulation Section 1.469-1T(e)(6), an activity of trading personal property for the account of owners of an interest in the activity is not to be considered a passive activity. Therefore, a Unitholder’s allocable share of the Fund’s income or gain from the Fund’s securities investment and trading activity may be treated as income not derived from a passive activity and may not be offset by passive losses which the Unitholder may have from other investments.  Other income or loss from the Fund may be treated as passive income or loss subject to the passive activity rules.

At Risk Limitation.  A Unitholder that is an individual, certain other non-corporate taxpayers or, in certain circumstances, a closely held C corporation, will be unable to deduct its distributive share of Fund losses for a taxable year to the extent such losses exceed such Unitholder’s amount at risk with respect to the Fund at the close of the taxable year.  Any amount disallowed may be carried over to and deducted in a subsequent taxable year to the extent it would be deductible if incurred in that year.  A Unitholder’s amount at risk with respect to the Fund will generally include the amount the Unitholder paid for its interest in the Fund, taking into account amounts paid from borrowed funds only to the extent the Unitholder is personally liable for the repayment of the loan or to the extent of the fair market value of property (other than the interest in the Fund) the Unitholder has pledged as security for such loan.  A Unitholder’s amount at risk with respect to the Fund will be reduced by its distributive share of Fund losses and distributions from the Fund, and increased by its distributive share of Fund income.

Possible Tax Audits.  An audit of the Fund’s U.S. federal information tax return may precipitate an audit of the Unitholders’ federal income tax returns.  Further, any such audit might result in additional expenses to the Unitholders and adjustments by the IRS to items unrelated to the Fund.  The Fund may not be in a position to independently verify the accuracy of tax information provided by the Investing Funds; if the IRS challenges tax positions taken by the Investing Funds, Unitholders may be adversely affected.

12

The Code provides procedures for partnership tax audits which will apply to the Fund.  Under these procedures, the tax treatment of items of Fund income, loss, deduction and credit will be determined in a unified audit of the Fund, rather than in separate proceedings with each of the Unitholders.  This unified concept applies in judicial as well as administrative proceedings.  In addition, all Unitholders are required, on their individual returns, to treat Fund items in a manner that is consistent with the treatment of such items on the Fund’s return, unless they file a statement notifying the IRS of the inconsistent treatment.  The Tax Matters Partner of the Fund has the authority to make decisions affecting the tax treatment of items of Fund income, loss, deduction and credit, and certain procedural rights of the Unitholders.

Certain Reporting Requirements.  Pursuant to Treasury Regulations, if a Unitholder’s investment in the Fund or an investment by the Fund constitutes a “reportable transaction,” then the Unitholder and/or the Fund may be required to file information returns with the IRS.  In addition, the Investment Manager and material advisers to a Unitholder or the Fund may each be required to maintain a list containing certain information pertaining to “reportable transactions” and a Unitholder for a specified period of time.  The IRS could inspect such lists upon request.  Reportable transactions include transactions that result in a taxpayer, directly or through a partnership, claiming a loss in excess of prescribed thresholds.  The Fund does not anticipate that any of its investments will constitute reportable transactions.  Unitholders should consult with their advisers concerning reporting obligations applicable to their particular circumstances.

Organizational, Start-Up and Syndication Expenditures.  The Fund may classify a portion of fees paid to third parties as organizational expenses or other expenses that are required to be capitalized.  There is no assurance that the IRS will agree with the Fund’s allocation of the fees to deductible and nondeductible items.  Generally, expenditures made in connection with the creation of, and with sales of interests in, a partnership will be treated as organizational expenses, start-up expenditures or syndication expenses.

Organizational expenses are generally amounts paid or incurred that are incident to the creation of a partnership.  Examples of organizational expenses are legal fees for services incident to the organization of a partnership, such as negotiation and preparation of organizational documents, accounting fees for services incident to the organization of the partnership, and filing fees.  Start-up expenditures generally are costs paid or incurred in investigating the creation or acquisition of, or in the creation of, an active trade or business.  Examples include rents, utilities, insurance, salaries, training and professional services paid or incurred before a partnership commences a trade or business that would be currently deductible if the partnership were engaged in a trade or business.

Taxpayers (including the Fund) may elect to deduct up to $5,000 of organizational expenses and up to $5,000 of start-up expenditures in the taxable year in which the taxpayer begins business or an active trade or business begins, respectively, subject to reduction by the amount each such amount exceeds $50,000.  The remainder of any organizational expenditures and start-up expenditures must be ratably amortized over 180 months beginning with the month the taxpayer begins business or an active trade or business begins, respectively.

13

No deduction or amortization is allowable for “syndication expenses,” which are expenses paid or incurred to sell or promote the sale of interests in a partnership.  Examples include brokerage fees, registration fees, legal fees of the underwriter or placement agent and the issuer for securities advice and for advice pertaining to the adequacy of tax disclosures in a prospectus or private placement memorandum for securities law purposes, printing costs, and other selling or promotional materials.

Tax Elections.  The Code generally provides for optional adjustments to the tax basis of a partnership’s property upon certain distributions of property to a partner (Section 734 of the Code) and certain transfers of interests (including by reason of death) (Section 743 of the Code), provided that an election has been made pursuant to Section 754 of the Code.  The Tax Matters Partner of the Fund may, in its sole discretion, make an election under Section 754 of the Code to adjust the tax basis of the Fund’s assets in the case of such events.  As a result of the complexity and added expense of the tax accounting required to implement an election under Section 754 of the Code, the Tax Matters Partner presently does not intend to make such an election but reserves the right to do so.  However, the Fund may be required to make the basis adjustments described above if either (i) in the case of a transfer of an interest in the Fund or upon the death of a Unitholder, the Fund’s adjusted tax basis in the Fund’s property immediately after such transfer exceeds its fair market value by more than $250,000 (i.e., a “substantial built-in loss”) or (ii) in the case of a liquidating distribution by the Fund, the downward adjustment to the basis of the Fund’s assets would exceed $250,000 had a Section 754 election been in effect (i.e., “substantial basis reduction”).

Unearned Income Medicare Tax.  Under recently-enacted legislation, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent.  Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax.  Certain income and gain resulting from the Fund’s investments, when allocated to individual Unitholders and Unitholders that are trusts or estates, may constitute investment income of the type subject to this tax.

State, Local and Foreign Taxes.  In addition to the U.S. federal income tax aspects described above, prospective Unitholders should consider potential state, local and foreign tax consequences of an investment in the Fund.  The Fund is intended to be exempt from taxation by the State of Delaware, and ownership of interests in the Fund, with no other nexus to Delaware, should not result in a Unitholder being subject to tax in Delaware.  However, the Fund may be required to file returns and/or pay taxes in other jurisdictions in which it is deemed to be doing business.  Unitholders may be subject to state and/or local franchise, withholding, income, capital gain or other tax payment obligations and filing requirements in those jurisdictions where the Fund (directly or indirectly) owns property or is otherwise regarded as doing business or earning income.  If the Fund is required to make a tax payment to a taxing authority with respect to a Unitholder, such payment will be treated as a distribution of cash made by the Fund to such Unitholder.  Credits for these taxes may not be available (or may be subject to limitations) in the jurisdictions in which Unitholders are residents.  Each Unitholder is urged to consult with its own tax adviser in this regard.

14

Income and gain from investments held by the Fund may be subject to withholding taxes and other taxes in foreign jurisdictions.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.  Unitholders will generally be entitled, subject to applicable limitations, to claim either a credit, or if they itemize deductions, a deduction for their share of such taxes in computing their U.S. federal income taxes.  The foreign tax credit rules are complex and, depending on each Unitholder’s particular circumstances, may limit the availability or use of foreign tax credits.

Foreign Unitholders

For purposes of this section, a “Foreign Unitholder” is any Unitholder that is not a U.S. Person (as defined above).  The Code provides a safe harbor for Foreign Unitholders, other than dealers, trading in stocks and securities for their own account, which, if applicable, excludes the Fund’s trading of stocks and securities on a Foreign Unitholder’s behalf from constituting a trade or business of a Foreign Unitholder.  If the Fund and underlying Investment Vehicles qualify for this safe harbor, Foreign Unitholders generally will not, solely as a result of an investment in the Fund be (i) considered to be engaged in a U.S. trade or business, (ii) required to file U.S. federal income tax returns, (iii) subject to U.S. federal income tax on gain from the sale of capital assets held by them directly or through their interest in the Fund or (iv) entitled to any U.S. tax benefits resulting from any losses or other deductions of the Fund.  However, the Fund may be required to withhold tax at a 30 percent rate from the gross amount of U.S.-source Fund income allocated to a Foreign Unitholder to the extent such income consists of dividends or certain types of interest or other passive income.  Lower withholding rates may apply under an applicable tax treaty.  If excess tax were withheld during a taxable year, a Foreign Unitholder could request a refund from the IRS.

If the Fund (either directly or due to an interest in an Investment Vehicle) were determined to be engaged in a trade or business, Foreign Unitholders generally would be (i) considered to be engaged in the conduct of a trade or business in the U.S., (ii) required to file U.S. federal income tax returns and pay U.S. federal income tax at the applicable rate, and (iii) subject to U.S. federal income tax withholding at the applicable rate with respect to that portion of their distributive shares of the Fund’s net income that is considered to be effectively connected with such trade or business.  In addition, Foreign Unitholders that are corporations may also be subject to the branch profits tax at a current rate of 30 percent (or possibly lower treaty rate) on a taxable base that reflects their share of the Fund’s income that is effectively connected with the U.S. trade or business and also reflects increases and decreases in certain U.S. assets.  Finally, Foreign Unitholders could be subject to U.S. federal income tax (and in the case of Foreign Unitholders who are corporations, branch profits tax) on any gain recognized upon a sale or exchange of their interest in the Fund.  Withheld taxes may be applied by a Foreign Unitholder against the tax liability shown on its U.S. federal income tax return and a refund or credit may be obtained from the IRS for any excess tax withheld, subject to applicable filing and procedural requirements.

If a Foreign Unitholder did not file U.S. federal income tax returns and the Fund were later determined to have been engaged in a U.S. trade or business, the Foreign Unitholder may not be entitled to offset against its share of the Fund’s income and gains its share of the Fund’s losses and deductions (and, therefore, could be taxable on its share of the Fund’s gross income rather than net income).  In order to avoid this potential result, a Foreign Unitholder may wish to consider filing protective returns that do not treat the Fund as engaged in a U.S. trade or business, but that reserve the Foreign Unitholder’s right to utilize its share of the Fund’s losses and deductions in the event the Fund is considered to be so engaged.

15

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), foreign persons are subject to tax on the disposition of U.S. real property interests (“USRPIs”) as though the gain or loss thereon was effectively connected with a U.S. trade or business, and the proceeds of such disposition are subject to withholding at a 10 percent rate.  USRPIs generally include direct interests in real property and interests in entities that are classified as U.S. real property holding corporations.  If a Foreign Unitholder disposes of its interest in the Fund, such interest would be treated entirely as a USRPI for purposes of withholding if 50 percent or more of the value of the gross assets of the Fund consist of USRPIs, and 90 percent or more of the value of the gross assets of the Fund consist of USRPIs plus any cash or cash equivalents.  Based on the Fund’s anticipated activities, operations and investments, the Fund does not believe that it is likely that the interests in the Fund will be treated as a USRPI under this numerical test, but no assurances can be given that the IRS will agree with the Fund or that the facts relating to the Fund (such as the amount of direct investment, if any, the Fund makes in real property or USRPIs), law, or IRS’s administrative position will not change.  However, gain from the disposition of an interest in the Fund would be subject to tax under FIRPTA to the extent attributable to USRPIs owned by the Fund whether or not the Fund meets the numerical test.  In addition to a tax liability under FIRPTA arising from a disposition of an interest in the Fund by a Foreign Unitholder, such a Foreign Unitholder may be liable for tax under FIRPTA with respect to its distributive share of the Fund’s income if the Unitholder would have been liable for such tax had it received such income directly.

In addition, legislation recently enacted as part of the Foreign Account Tax Compliance Act, or FATCA, generally will impose a new reporting regime on certain foreign persons and potentially a 30% withholding tax on such foreign persons with respect to certain U.S. source income (including dividends and interest) and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (collectively, “Withholdable Payments”).  As a general matter, the new rules are designed to require U.S. persons’ direct and indirect ownership of non-U.S. accounts and non-U.S. entities to be reported to the IRS.  The 30% withholding tax regime generally applies if there is a failure by certain foreign persons to provide information regarding U.S. accounts or ownership. The new withholding rules generally apply to Withholdable Payments made after December 31, 2012.  Such withholding will be imposed on Withholdable Payments made by the Fund to certain “foreign financial institutions” (including investment funds) unless such institutions enter into an agreement with the U.S. tax authorities to collect and provide substantial information regarding the U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners). The legislation also will generally impose a U.S. federal withholding tax of 30% on Withholdable Payments made by the Fund to a “non-financial foreign entity” unless such entity provides (i) a certification that such entity does not have any “substantial United States owners” or (ii) certain information regarding the entity's “substantial United States owners,” which will then be provided to the U.S. tax authorities.

16

Prospective Foreign Unitholders considering acquiring an interest in the Fund are urged to consult with their tax advisers to determine the impact of U.S. federal, state and local income tax laws (including the recently enacted FATCA legislation for which the IRS has not yet provided comprehensive guidance) regarding the acquisition, ownership and disposition of an interest in the Fund, including any applicable reporting requirements, as well as with respect to the treatment of income or gain received from the Fund under the laws of its country of citizenship, residence or incorporation.

Tax-Exempt Investors

Certain entities (including qualified pension and profit sharing plans, individual retirement accounts, 401(k) plans, Keogh plans and other entities as specified in Section 501(a) of the Code (“tax-exempt organizations”)) generally are exempt from U.S. federal income taxation except to the extent that they have unrelated business taxable income (“UBTI”).  Tax is imposed on UBTI at such income tax rates as would be applicable to the organization if it were not otherwise exempt from taxation.  If a tax-exempt organization invests in the Fund, the exempt organization is required to include in its computation of its UBTI its pro rata share of the portion, if any, of the Fund’s taxable income that would be taxable to the organization as UBTI if earned directly by the organization.

As defined in Section 512 of the Code, UBTI generally means taxable income (with certain modifications) derived by a tax-exempt organization from a trade or business regularly carried on by it which is unrelated to such organization’s performance of its exempt function.  UBTI also includes a percentage of income from “debt-financed property” as defined in Section 514 of the Code.  UBTI generally does not include dividends, interest, royalties, payments with respect to securities loans, gains resulting from the sale, exchange or other disposition of property, and gains on the lapse or termination of options to buy or sell securities written by a tax-exempt organization in connection with its investment activities, except to the extent that such income is derived from or attributable to “debt-financed property.”  Since the Fund intends to employ leverage, a portion of any income and gain from the Fund’s debt-financed activities, to the extent allocable to tax-exempt investors, as well as a portion of any gain realized by such investor on the sale or redemption of its interest in the Fund, will likely constitute UBTI.  In addition, a Unitholder that is a tax-exempt entity may recognize UBTI if it incurs debt to acquire an interest in the Fund.

Prospective tax-exempt investors should consult with their own tax advisers to determine the impact of the unrelated business income tax on them with respect to their investment in the Fund and any applicable tax reporting requirements.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX MATTERS WHICH ARE PERTINENT TO PROSPECTIVE INVESTORS.  THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS.  THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.  ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THEIR OWN TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

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ERISA CONSIDERATIONS

General

Fiduciaries and other persons who are proposing to invest in Common Units on behalf of retirement plans, IRAs and other employee benefit plans (“Plans”) covered by the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986. as amended (the “Code”), must give appropriate consideration to, among other things, the role that an investment in the Fund plays in the Plan’s portfolio, taking into consideration whether the investment is designed to reasonably further the Plan’s purposes, the investment’s risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan, the projected return of the total portfolio relative to the Plan’s objectives, the limited right of Unitholders to withdraw all or any part of their capital or to transfer their Common Units in the Fund and whether investment in the Fund constitutes a direct or indirect transaction with a party in interest (under ERISA) or a disqualified person (under the Code).

Plan Assets

Section 401(b)(1) of ERISA and Section 2510.3-101(a)(2) of the Department of Labor Regulations define what are the assets of a Plan when the Plan invests in certain pooled investment vehicles, such as the Fund.  Since the Fund is registered under the 1940 Act, if a Plan invests in the Fund, the assets of the Plan (the “Plan Assets”) will be the Common Units purchased, but not the underlying assets of the Fund.

Representation by Plans

The fiduciaries of each Plan proposing to invest in the Fund will be required to represent that they have been informed of and understand the Fund’s investment objectives, policies and strategies and that the decision to invest Plan Assets in the Fund is consistent with the provisions of ERISA and/or the Code that require diversification of Plan Assets and impose other fiduciary responsibilities.  By its purchase, each investor will be deemed to have represented that either (a) it is not a Plan that is subject to the prohibited transaction rules of ERISA or the Code, (b) it is not an entity whose assets include Plan Assets or (c) its investment in the Fund will not constitute a non-exempt prohibited transaction under ERISA or the Code.

Unrelated Business Taxable Income

Fiduciaries of Plans should be aware that the Fund’s operations will likely give rise to unrelated business taxable income.  See “Tax-Exempt Investors” above.

18

Whether or not the underlying assets of the Fund are deemed Plan Assets, an investment in the Fund by a Plan is subject to ERISA and the Code.  Accordingly, Plan fiduciaries should consult their own counsel as to the consequences under ERISA and the Code of an investment in the Fund.  Note that similar laws governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and the Code.  Accordingly, fiduciaries of such governmental or non-U.S. plans, in consultation with their counsel, should consider the impact of their respective laws and regulations on an investment in the Fund.

ITEM 24.  FINANCIAL STATEMENTS

Not Applicable.  Financial Statements are not available because the Fund has not yet commenced operations.

19

PART C:

OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Financial Statements are not available because the Fund has not yet commenced operations.

(2)	Exhibits:

(a)(1)	Agreement and Declaration of Trust dated April 28, 2011 (filed herewith).

(a)(2)	Form of Amended and Restated Agreement and Declaration of Trust (filed herewith).

(a)(3)	Certificate of Trust dated April 28, 2011 (filed herewith).

(a)(4)	Amendment of Certificate of Trust dated June 24, 2011 (filed herewith).

(b)	Form of By-Laws (filed herewith).

(c)	Not Applicable.

(d)	Refer to Exhibit (a)(2).

(e)	Not Applicable.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Form of Custody Agreement between Paramount Access Advisors, LLC and UMB Bank, N.A. (filed herewith).

(k)(1)	Form of Administration, Fund Accounting, and Recordkeeping Agreement between Registrant and J.D. Clark & Co., Inc. (filed herewith).

(k)(2)	Form of Escrow Agreement between Registrant and UMB Fund Services, Inc. and UMB Bank, N.A. (filed herewith).

(k)(3)	Form of Joint Insurance Agreement (filed herewith).

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(k)(4)	Form of Joint Liability Insurance Agreement (filed herewith).

(k)(5)	Form of Shareholder Servicing Agreement (filed herewith).

(k)(6)	Form of Fund Servicing Agreement between Registrant and Paramount Access Advisors, LLC (filed herewith).

(l)	Not Applicable.

(m)	Not Applicable.

(n)	To be filed by amendment.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Paramount Access Advisors, LLC to be filed by amendment.

ITEM 26.  MARKETING ARRANGEMENTS

[TO BE FILED BY AMENDMENT]

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

[TO BE FILED BY AMENDMENT]

All figures are estimates:

Registration Fees	$	[ ]
Legal Fees	$	[ ]
Printing Fees	$	[ ]
Blue Sky Fees	$	[ ]
Accounting Fees	$	[ ]

TOTAL	$	[ ]

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

As of the date of this filing, the following may be considered to be under common control with the Registrant:

Chapwood Customhedge Portfolio Advisory Services, LLC

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Chapwood Capital Investment Management, LLC

Customhedge Holdings, LLC

Bradbury Partners, LLC

Newell Capital, LP

BRP Holdings, LLC

Blue River Partners, LLC

Blaminford, LLC

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Recordholders

Common Units	0

As of the date of this filing, no interests in the Registrant have been issued and there are therefore no holders of the Registrant's securities.

ITEM 30.  INDEMNIFICATION

Article V of the Registrant’s Form of Amended and Restated Declaration of Trust states as follows:

5.1           No Personal Liability of Shareholders. The Shareholders shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(a) of the Delaware Statutory Trust Act.  Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

5.2           No Personal Liability of Trustees. The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Delaware Statutory Trust Act. No Trustee shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser (including the Investment Adviser), sub-adviser or principal underwriter of the Trust. Any repeal or modification of this Section 5.2 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

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5.3           Officers, Employees or Agents of the Trust. The officers, employees and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Delaware Statutory Trust Act. No officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

5.4           Fiduciary Duty.

(a)           To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Shareholders or to any other Person, a Trustee acting under this Declaration shall not be liable to the Trust, the Shareholders or to any other Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties(including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of such Trustees.

(b)	Unless otherwise expressly provided herein:

i.	whenever a conflict of interest exists or arises between any Trustee or any of its affiliates, on the one hand, and the Trust or any Shareholder or any other Person, on the other hand; or

ii.
whenever this Declaration or any other agreement contemplated herein or therein provides that the Trustees shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person, the Trustees shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Trustees, the resolution, action or terms so made, taken or provided by the Trustees shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Trustees at law or in equity or otherwise.

(c)           Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration the Trustees are permitted or required to make a decision (i) in their “discretion” or “sole discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; or (ii) in “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard.

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(d)           Any Trustee and any Affiliate of any Trustee may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Trustee. No Trustee who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Trustee shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Trustee pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Trustee may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any affiliate of the Trust or the Shareholders.

5.5           Mandatory Indemnification.

(a)           The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity; provided, however, that no Indemnitee shall be indemnified hereunder (i) with respect to any matter as to which it has been determined by a final decision on the merits by a court or other body of competent jurisdiction that he has not acted in good faith or in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which it has been determined by a final decision on the merits by a court or other body of competent jurisdiction that he had reasonable cause to believe that the conduct was unlawful, or (ii) against any liability to any person or any expense of such Indemnitee that has been determined by a final decision on the merits by a court or other body of competent jurisdiction to have arisen by reason of such Indemnitee’s (A) willful misfeasance, (B) bad faith, (C) gross negligence, or (D) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) and (ii) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In any event, an Indemnitee shall be afforded a rebuttable presumption that such Indemnitee has not engaged in Disabling Conduct.

24

(b)           The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust if it is subsequently determined under Section 5.5(a) above that such Indemnitee is not entitled to indemnification. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.  The advancement of any expenses pursuant to this Section 5.5(c) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(c)           The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any Person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Persons that are not Interested Persons or any other right to which he or she may be lawfully entitled.

(d)           Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent statutory trusts established pursuant to the Delaware Statutory Trust Act may indemnify or provide for the advance payment of expenses for such Persons; provided that such indemnification has been approved by a majority of the Trustees.

5.6           No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.7           No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. At the discretion of the Person executing any written obligation, contract, undertaking, instrument, certificate or Share or other security of the Trust, such written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, may contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references may be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance, including a fidelity bond, for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

25

5.8           Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant, regardless of whether such counsel or expert may also be a Trustee, as to matters such Trustee, officer or employee reasonably believes to be within such Person’s professional or expert competence.

5.9           Indemnification of Shareholders. If any Shareholder or former Shareholder shall be held personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified to the maximum extent permitted by law against all loss and expense arising from such liability. The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

5.10           Conflict with the 1940 Act. The provisions of this Article V shall be applicable only to the extent that they are not inconsistent with the provisions of the 1940 Act. Nothing contained in this Article V shall protect any Trustee or officer of the Trust from any liability to the Trust or its Shareholders to which such Trustee would otherwise be subject by reason of the 1940 Act.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to the directors and officers of Paramount Access Advisors, LLC, the Registrant's investment adviser (the “Investment Manger”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (CRD No. 158014) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

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ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Administrator, J.D. Clark & Co., Inc. located at 2225 Washington Boulevard, Suite 300, Ogden, Utah, 84401-1409.

ITEM 33.  MANAGEMENT SERVICES

Not Applicable.

ITEM 34.  UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Addison, and the State of Texas, on this 8th day of July, 2011.

PARAMOUNT ACCESS FUND
(Registrant)

By:	/s/Edward W. Butowsky
Edward W. Butowsky, Initial Trustee

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Exhibits
(a)(1)	Agreement and Declaration of Trust dated April 28, 2011

(a)(2)	Form of Amended and Restated Agreement and Declaration of Trust

(a)(3)	Certificate of Trust dated April 28, 2011

(a)(4)	Amendment of Certificate of Trust dated June 24, 2011

(b)	Form of By-Laws

(j)	Form of Custody Agreement

(k)(1)	Form of Administration, Fund Accounting, and Recordkeeping Agreement

(k)(2)	Form of Escrow Agreement

(k)(3)	Form of Joint Insurance Agreement

(k)(4)	Form of Joint Liability Insurance Agreement

(k)(5)	Form of Shareholder Servicing Agreement

(k)(6)	Form of Fund Servicing Agreement

29